UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21587

Old Mutual Funds I
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

William H. Rheiner, Esq.	Andra C. Ozols, Esq.
Stradley Ronon Stevens & Young, LLP	Old Mutual Capital, Inc.
2600 One Commerce Square	4643 South Ulster Street, Suite 600
Philadelphia, PA 19103	Denver, CO 80237
(215) 564-8082	(720) 200-7725

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

Item 1.	Reports to Stockholders.

[OLD MUTUAL LOGO]
          Funds I

                                                                       Old Mutual Funds I

                                                                         ANNUAL REPORT

                                                                         July 31, 2010

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Asset Allocation Growth Portfolio

TABLE OF CONTENTS

About This Report                                                                                            1

Message to Shareholders                                                                                      3

Management Discussion of Fund Performance
and Schedules of Investments

   Old Mutual Asset Allocation Conservative Portfolio
      Class A (OMCAX), Class C (OMCCX), Class Z (OMCZX), Institutional Class (OMCIX)                         4

   Old Mutual Asset Allocation Balanced Portfolio
      Class A (OMABX), Class C (OMBCX), Class Z (OMBZX), Institutional Class (OMBLX)                         8

   Old Mutual Asset Allocation Moderate Growth Portfolio
      Class A (OMMAX), Class C (OMMCX), Class Z (OMMZX), Institutional Class (OMMIX)                        12

   Old Mutual Asset Allocation Growth Portfolio
      Class A (OMGAX), Class C (OMCGX), Class Z (OMGZX), Institutional Class (OMGIX)                        16

Statements of Assets and Liabilities                                                                        21

Statements of Operations                                                                                    22

Statements of Changes in Net Assets                                                                         23

Financial Highlights                                                                                        24

Notes to Financial Statements                                                                               27

Report of Independent Registered Public Accounting Firm                                                     39

Notice to Shareholders                                                                                      40

Proxy Voting and Portfolio Holdings                                                                         41

Fund Expenses Example                                                                                       42

Board of Trustees and Officers of the Trust                                                                 44

Board Review and Approval of Investment
Management and Sub-Advisory Agreements                                                                      46

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free at 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable. The Funds each offer Class A, Class C,
Class Z and Institutional Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional
Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions and Fund holdings as of July 31, 2010, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry or security of the Funds. Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of July 31, 2010 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased will remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The total return figures for the Morgan Stanley Capital International ("MSCI") EAFE®
Index assume changes in security prices and the deduction of local taxes. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Indexes:

Barclays Capital U.S. Aggregate Index

The unmanaged Barclays Capital U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The unmanaged index is market value-weighted inclusive of accrued interest.

MSCI EAFE® Index

The unmanaged MSCI EAFE® Index is a market capitalization-weighted index designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 2010, the MSCI EAFE Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland,
Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United
Kingdom.

                                                                 1

ABOUT THIS REPORT - concluded

Standard & Poor's Composite 1500

The unmanaged Standard & Poor's Composite 1500 ("S&P Composite 1500") is a broad-based, capitalization-weighted index comprising
1,500 stocks of large-cap, mid-cap and small-cap U.S. companies.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet and Barclays Capital.

                                                                 2

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

At the beginning of the fiscal year, investors saw stock markets around the world climb higher. There were signs that an economic recovery was intact and that the recession may be over. By autumn of 2009, there were reports that U.S. home sales were stronger than expected and the Federal Reserve Board vowed to keep interest rates low. In fact, the third and fourth quarters of 2009 were not only good for the major market indexes, but for small-caps specifically. As history has shown, small-cap stocks tend to recover more quickly coming out of a recession and outperform their large-cap counterparts. This held true as the small-cap segment posted its best start to the calendar year since 2006. However, the upward trajectory came to an abrupt end in May and June of 2010, and there was a strong reversal in the markets' positive strength. This was due in large part to the sell-off that began in late April when fears took hold that some heavily indebted European countries, such as Greece, may default on their sovereign debt. Even the small-cap markets, which had such a strong showing during the first quarter of 2010, experienced their worst second calendar-year quarter in history, though they still managed to outperform large-caps. It wasn't until July, the final month of the 12-month reporting period, that markets rebounded.

While the economic picture may be muddled, Old Mutual Capital, Inc. believes that the likelihood of a second recession coming to fruition is relatively low, though investors may remain cautious of the potential for a double-dip recession. That said, Old Mutual
Capital, Inc. believes that investors will begin to focus on important long-term drivers of growth - valuation, earnings and quality - and, going forward, there may be significant opportunities for active stock selection in those higher-quality companies with improving earnings.

As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the
Old Mutual Funds I portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds I

                                                                 3

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the fiscal year ended July 31, 2010, Class A shares of the Old Mutual Asset Allocation Conservative Portfolio (the
     "Fund") returned 10.27% at net asset value, while the S&P Composite 1500 returned 14.73% and the Barclays Capital U.S.
     Aggregate Index returned 8.91%.

o    Except for the MSCI EAFE Index and the Fund's cash position, each asset class exceeded Ibbotson's long-run annual expectations. Specifically, the Fund's 7% allocation to high-yield bonds helped performance.

o    Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Dwight High Yield Fund and Old Mutual Dwight Intermediate Fixed Income
     Fund were the largest contributors to overall performance.

o    Old Mutual Growth Fund (reorganized into Old Mutual Focused Fund in December 2009), Old Mutual TS&W Small Cap Value Fund and
     Old Mutual Copper Rock Emerging Growth Fund contributed the least to overall performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2010, Class A shares of the Old Mutual Asset Allocation Conservative Portfolio (the
     "Fund") returned 10.27% at net asset value, while the S&P Composite 1500 returned 14.73% and the Barclays Capital U.S.
     Aggregate Index returned 8.91%. Performance for all share classes can be found on page 6.

Q.   What investment environment did the Fund face during the past year?

A.   At the beginning of the fiscal year, Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's sub-adviser, indicated that it was thrilled to see that the "crisis" part of the larger financial crisis seemed to be over. Over the next twelve months, the U.S. equity market was up 13.84% as measured by the S&P 500, while international equities rose 6.26% as gauged by the MSCI
     EAFE Index. As noted above, the Barclays Capital U.S. Aggregate Index, the most popular measure of the performance of the U.S.
     bond market, returned 8.91% for the 12-month period. Within the U.S. market, all styles and market capitalizations provided strong positive returns for the fiscal year.

     Although returns were positive for the period overall, there were three strong pullbacks in equities during the fiscal year.
     First, the months of October, January, May and June were strongly negative months that demonstrated the skittishness of investors. Second, a series of bad datapoints during the second quarter of 2010 changed market sentiment rather dramatically, with many economists declaring that the massive stimulus had failed to jumpstart the private sector. Third, fixed asset returns were much steadier as interest rates remained low and the yield curve dropped from its already low level.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund generally strives for a 30% equity and a 70% fixed income allocation. The Fund typically allocates assets across a total of 12 equity and bond asset classes.

     Except for the MSCI EAFE Index (non-U.S. developed stocks) and the Fund's cash position, each asset class exceeded Ibbotson's long-run annual expectations, providing a welcome return to positive returns from the losses of the previous two fiscal years.
     The Fund's 7% allocation to high-yield bonds helped performance as default rates for risky bonds did not climb to the high levels that many predicted at the beginning of the period.

     The U.S. dollar appreciated relative to the euro by over 20% from December through May, leading the MSCI EAFE Index to trail the S&P 500 by 11%, and non-U.S. bonds to underperform similar to U.S. bonds over the same period. This detracted from relative returns as approximately 8% of the Fund was allocated to non-U.S. equities. One driver of the euro's depreciation was concern over the debt of Greece and its neighbors, which brought into question the future of the European Union (EU) and its currency. Much of the first quarter was dominated by concerns of a European sovereign default on the back of increasing debt to gross domestic product and fiscal tightening required by the EU. Greece, Portugal and Ireland saw their debt come under significant pressure in the first quarter for their lack of fiscal discipline, while Spain and Italy also suffered on similar concerns, but to a lesser degree.

     At the beginning of 2010, inflation was a major concern, but as unemployment and industrial capacity utilization figures continued to remain high throughout the year, deflationary forces started to grab headlines. The yield curve dropped during the year, fueling healthy bond returns for investors and record-low mortgage rates for consumers.

Asset Allocation Conservative Portfolio

                                                                 4

In Ibbotson's tactical asset allocation program, the Fund started the period with no over- or underweights. In November 2009, as concern grew about the uncertain economic picture and relatively pricey stock valuations, Ibbotson elected to increase the weight of more established companies in the Fund. An overweight of U.S. large-cap stocks and an underweight of U.S. small-cap stocks were implemented, both of which were still in place at the end of this fiscal year. This shift has worked against the Fund so far, as small-cap valuations have remained high relative to large-caps. In March 2010, Ibbotson continued to see problems, including stretched equity valuations, weak consumers, unemployment, housing prices, weak governments, higher taxes, increased regulations and trade barriers, and an end to easy government money. As such, Ibbotson elected to underweight U.S. equities and overweight U.S.
bonds. This shift helped relative performance as the Fund avoided a portion of the May and June equity sell-off.

Q.   How did portfolio composition affect relative Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portion of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual
     Dwight High Yield Fund and Old Mutual Dwight Intermediate Fixed Income Fund were the largest contributors to overall performance. Old Mutual Growth Fund (reorganized into Old Mutual Focused Fund in December 2009), Old Mutual TS&W Small Cap
     Value Fund and Old Mutual Copper Rock Emerging Growth Fund contributed the least to overall performance.

Q.   What is the investment outlook?

A.   At the end of the first quarter of 2010, there was speculation that the National Bureau of Economic Research's Business Cycle
     Dating Committee was only one good datapoint away from declaring the end of the recession that began in December 2007. A series of bad datapoints over the second quarter of 2010 changed market sentiment rather dramatically, with many economists declaring that the massive stimulus had failed to jumpstart the private sector. Ibbotson believes that the most likely outcomes include a slower-than-expected recovery, a continuation of the Great Recession, or a double-dip recession.

     The market's newfound pessimism seems to be more in-line with Ibbotson's view of the economy and concerns about substantial economic headwinds. In Ibbotson's view, the primary hurdles to the economic recovery continue to be: unemployed consumers with weak balance sheets; large fiscal deficits and debts (which have left governments with little room to maneuver in the face of new or continuing crises); a weak housing market coupled with a second wave of mortgage resets; lack of available credit;
     increased government regulation and taxes; increased global protectionism; and the end of "easy money."

     The decline in most equity markets during the second quarter of 2010 helped to partially mitigate Ibbotson's concerns of severe equity market overvaluations. Over the long term, given the extremely low yields on bonds, Ibbotson believes it is unlikely that bonds will outperform stocks over the next decade.

     Ibbotson notes the growing global push for fiscal austerity is more likely to result in deflation, rather than inflation, as the U.S. cuts government spending and increases taxes. Furthermore, Ibbotson points out that the dire state of the job market should keep both wage growth and inflation low in the short term (in the long term, money supply is a more important determinant of inflation). On the prospect of the Federal Reserve Board raising interest rates, Ibbotson notes that one only need consider the central bank's dual mandate of maintaining employment and anchoring inflation to realize that it may be some time before Federal Reserve Board Chairman Ben Bernanke feels compelled to raise rates.

Top Ten Holdings
as of July 31, 2010

Old Mutual Barrow Hanley
Core Bond Fund                                                             37.3%
___________________________________________________________________________________

Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                16.0%
___________________________________________________________________________________

Old Mutual Dwight Short
Term Fixed Income Fund                                                     12.4%
___________________________________________________________________________________

Old Mutual Dwight High
Yield Fund                                                                  6.4%
___________________________________________________________________________________

Old Mutual International
Equity Fund                                                                 6.4%
___________________________________________________________________________________

Old Mutual Barrow Hanley
Value Fund                                                                  5.3%
___________________________________________________________________________________

Old Mutual TS&W Mid-Cap
Value Fund                                                                  4.8%
___________________________________________________________________________________

Old Mutual Large Cap
Growth Fund                                                                 4.4%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     2.8%
___________________________________________________________________________________

Old Mutual Copper Rock
Emerging Growth Fund                                                        1.5%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           97.3%
___________________________________________________________________________________

                                                                                             Asset Allocation Conservative Portfolio

                                                                 5

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                                   Annualized       Annualized
                                                                        Inception       1 Year       5 Year         Inception
                                                                           Date         Return       Return          to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                        09/30/04        3.94%        3.24%           3.86%
Class A without load                                                     09/30/04       10.27%        4.47%           4.92%
Class C with load                                                        09/30/04        8.37%        3.69%           4.15%
Class C without load                                                     09/30/04        9.37%        3.69%           4.15%
Class Z                                                                  12/09/05       10.54%         n/a            4.88%
Institutional Class                                                      09/30/04       10.52%        4.73%           5.19%
S&P Composite 1500                                                       09/30/04       14.73%        0.08%           2.28%
Barclays Capital U.S. Aggregate Index                                    09/30/04        8.91%        5.96%           5.54%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the prospectus dated November 19, 2009) are 1.65% and 1.40%; 2.33% and 2.15%; 8.56% and 1.15%; and
2.22% and 1.15%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Conservative Portfolio, Class A	Old Mutual Asset Allocation Conservative Portfolio, Class C	Old Mutual Asset Allocation Conservative Portfolio, Institutional Class	S&P Composite 1500	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,025	10,575	10,660	11,359	10,255
7/31/06	10,365	10,853	11,048	11,954	10,405
7/31/07	11,339	11,783	12,124	13,879	10,985
7/31/08	11,366	11,728	12,174	12,420	11,661
7/31/09	11,311	11,588	12,151	9,940	12,576
7/31/10	12,472	12,674	13,429	11,404	13,696

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The
Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of July 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Corporate/Preferred-High Yield	6.4%
Government/Corporate	65.7%
Growth	1.5%
Growth & Income-Large Cap	2.8%
Growth-Large Cap	4.4%
International Equity	6.4%
Market Neutral-Equity	1.3%
Cash Equivalents	0.7%
Value	5.3%
Value-Mip Cap	4.8%
Value-Small Cap	0.7%

                                                                 6

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1) - 99.5%                                        Money Market Fund - 0.7%
                                                                           Dreyfus Cash Management Fund,
Corporate/Preferred-High Yield - 6.4%                                         Institutional Class, 0.243% (A)           299,814   $        300
Old Mutual Dwight High Yield Fund            262,299   $      2,793                                                               ______________
                                                       ______________
                                                                           Total Money Market Fund (Cost $300)                             300
Total Corporate/Preferred-High Yield                          2,793        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Investments - 100.2% (Cost $41,430)                    43,518
Government/Corporate - 65.9%                                               _____________________________________________________________________
Old Mutual Barrow Hanley
   Core Bond Fund                          1,508,998         16,237        Other Assets and Liabilities, Net - (0.2)%                     (105)
Old Mutual Dwight Intermediate                                             _____________________________________________________________________
   Fixed Income Fund                         664,863          6,954
Old Mutual Dwight Short Term                                               Total Net Assets - 100.0%                              $     43,413
   Fixed Income Fund                         536,393          5,417        _____________________________________________________________________
                                                       ______________
                                                                           For descriptions of abbreviations and footnotes, please refer to
Total Government/Corporate                                   28,608        page 20.
_____________________________________________________________________
                                                                           Other Information:
Growth - 1.5%
Old Mutual Copper Rock Emerging                                            The Fund utilizes various inputs in determining the value of its
   Growth Fund*                               76,646            674        investments as of the reporting period end. These inputs are
                                                       ______________      summarized in three broad levels as follows:

Total Growth                                                    674        Level 1 - quoted prices in active markets for identical securities
_____________________________________________________________________      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment
Growth & Income-Large Cap - 2.8%                                                     speeds, credit risk, etc.)
Old Mutual Focused Fund                       63,125          1,200        Level 3 - significant unobservable inputs (including the Fund's own
                                                       ______________                assumptions in determining the fair value of investments)

Total Growth & Income-Large Cap                               1,200        The inputs or methodology used for valuing securities are not
_____________________________________________________________________      necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of July 31, 2010
Growth-Large Cap - 4.4%                                                    in valuing the Fund's net assets were as follows (000):
Old Mutual Large Cap Growth Fund             122,298          1,896
                                                       ______________              Description             Level 1   Level 2   Level 3   Total
                                                                           _____________________________________________________________________
Total Growth-Large Cap                                        1,896
_____________________________________________________________________      Investments
                                                                              Affiliated Mutual Funds      $43,218     $-        $-     $43,218
International Equity - 6.4%                                                   Money Market Fund                300      -         -         300
Old Mutual International Equity Fund         343,495          2,769        _____________________________________________________________________
                                                       ______________
                                                                           Total Investments               $43,518     $-        $-     $43,518
Total International Equity                                    2,769        _____________________________________________________________________
_____________________________________________________________________
                                                                           Refer to the "Security Valuation" section of Note 2 for further
Market Neutral-Equity - 1.3%                                               information.
Old Mutual Analytic U.S.
   Long/Short Fund                            57,509            584
                                                       ______________

Total Market Neutral-Equity                                     584
_____________________________________________________________________

Value - 5.3%
Old Mutual Barrow Hanley Value Fund          401,656          2,285
                                                       ______________

Total Value                                                   2,285
_____________________________________________________________________

Value-Mid Cap - 4.8%
Old Mutual TS&W Mid-Cap Value Fund           272,503          2,104
                                                       ______________

Total Value-Mid Cap                                           2,104
_____________________________________________________________________

Value-Small Cap - 0.7%
Old Mutual TS&W Small Cap Value Fund          19,527            305
                                                       ______________

Total Value-Small Cap                                           305
                                                       ______________

Total Affiliated Mutual Funds (Cost $41,130)                 43,218
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 7

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the fiscal year ended July 31, 2010, Class A shares of the Old Mutual Asset Allocation Balanced Portfolio (the "Fund")
     returned 10.99% at net asset value, while the S&P Composite 1500 returned 14.73% and the Barclays Capital U.S. Aggregate Index
     returned 8.91%.

o    Except for the MSCI EAFE Index and the Fund's cash position, each asset class exceeded Ibbotson's long-run annual expectations. Specifically, the Fund's 4% allocation to high-yield bonds and 2% allocation to REITs boosted performance.

o    Old Mutual Barrow Hanley Core Bond Fund, Old Mutual International Equity Fund and Old Mutual Barrow Hanley Value Fund were among the largest contributors to overall performance.

o    Old Mutual Dwight Short Term Fixed Income Fund, Old Mutual Copper Rock Emerging Growth Fund and Old Mutual Growth Fund
     (reorganized into Old Mutual Focused Fund in December 2009) were among those that contributed the least to overall performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2010, Class A shares of the Old Mutual Asset Allocation Balanced Portfolio (the "Fund")
     returned 10.99% at net asset value, while the S&P Composite 1500 returned 14.73% and the Barclays Capital U.S. Aggregate Index
     returned 8.91%. Performance for all share classes can be found on page 10.

Q.   What investment environment did the Fund face during the past year?

A.   At the beginning of the fiscal year, Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's sub-adviser, indicated that it was thrilled to see that the "crisis" part of the larger financial crisis seemed to be over. Over the next 12 months, the
     U.S. equity market was up 13.84% as measured by the S&P 500, while international equities rose 6.26% as gauged by the MSCI
     EAFE Index. As noted above, the Barclays Capital U.S. Aggregate Index, the most popular measure of the performance of the U.S.
     bond market, returned 8.91% for the 12-month period. Within the U.S. market, all styles and market capitalizations provided strong positive returns for the fiscal year.

     Although returns were positive for the period overall, there were three strong pullbacks in equities during the fiscal year.
     First, the months of October, January, May and June were strongly negative months that demonstrated the skittishness of investors. Second, a series of bad datapoints during the second quarter of 2010 changed market sentiment rather dramatically, with many economists declaring that the massive stimulus had failed to jumpstart the private sector. Third, fixed asset returns were much steadier as interest rates remained low and the yield curve dropped from its already low level.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund generally strives for a 60% equity and 40% fixed income allocation. The Fund typically allocates assets across a total of 15 equity and bond asset classes.

     Except for the MSCI EAFE Index (non-U.S. developed stocks) and the Fund's cash position, each asset class exceeded Ibbotson's long-run annual expectations, providing a welcome return to positive returns from the losses of the previous two fiscal years.
     The Fund's 4% allocation to high-yield bonds helped performance, as default rates for risky bonds did not climb to the high levels that many predicted at the beginning of the period. The Fund's 2% allocation to U.S. REITs boosted performance, as U.S.
     REITs were the best-performing asset class this period, bouncing back from being the largest underperformer last period.

     The U.S. dollar appreciated relative to the euro by over 20% from December through May, leading the MSCI EAFE Index to trail the S&P 500 by 11%, and non-U.S. bonds to underperform similar to U.S. bonds over the same period. This detracted from the
     Fund's relative performance as approximately 16% of the Fund was allocated to non-U.S. equities. One driver of the euro's depreciation was concern over the debt of Greece and its neighbors, which brought into question the future of the European
     Union (EU) and its currency. Much of the first quarter was dominated by concerns of a European sovereign default on the back of increasing debt to gross domestic product and fiscal tightening required by the EU. Greece, Portugal and Ireland saw their debt come under significant pressure in the first quarter for their lack of fiscal discipline, while Spain and Italy also suffered on similar concerns, but to a lesser degree.

     At the beginning of 2010, inflation was a major concern, but as unemployment and industrial capacity utilization figures continued to remain high throughout the year, deflationary forces started to grab headlines. The yield curve dropped during the year, fueling healthy bond returns for investors and record-low mortgage rates for consumers.

Asset Allocation Balanced Portfolio

                                                                 8

     In Ibbotson's tactical asset allocation program, the Fund started the period with no over- or underweights. In November 2009, as concern grew about the uncertain economic picture and relatively pricey stock valuations, Ibbotson elected to increase the weight of more established companies in the Fund. An overweight of U.S. large-cap stocks and an underweight of U.S. small-cap stocks were implemented, both of which were still in place at the end of this fiscal year. This shift has worked against the
     Fund so far, as small-cap valuations have remained high relative to large-caps. In March 2010, Ibbotson continued to see problems, including stretched equity valuations, weak consumers, unemployment, housing prices, weak governments, higher taxes, increased regulations and trade barriers, and an end to easy government money. As such, Ibbotson elected to underweight U.S.
     equities and overweight U.S. bonds. This shift helped relative performance as the Fund avoided a portion of the May and June equity sell-off.

Q.   How did portfolio composition affect relative Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual
     International Equity Fund and Old Mutual Barrow Hanley Value Fund were among the largest contributors to overall performance.
     Old Mutual Dwight Short Term Fixed Income Fund, Old Mutual Copper Rock Emerging Growth Fund and Old Mutual Growth Fund
     (reorganized into Old Mutual Focused Fund in December 2009) were among those that contributed the least to overall performance.

Q.   What is the investment outlook?

A.   At the end of the first quarter of 2010, there was speculation that the National Bureau of Economic Research's Business Cycle
     Dating Committee was only one good datapoint away from declaring the end of the recession that began in December 2007. A series of bad datapoints over the second quarter of 2010 changed market sentiment rather dramatically, with many economists declaring that the massive stimulus had failed to jumpstart the private sector. Ibbotson believes that the most likely outcomes include a slower-than-expected recovery, a continuation of the Great Recession, or a double-dip recession.

     The market's newfound pessimism seems to be more in-line with Ibbotson's view of the economy and concerns about substantial economic headwinds. In Ibbotson's view, the primary hurdles to the economic recovery continue to be: unemployed consumers with weak balance sheets; large fiscal deficits and debts (which have left governments with little room to maneuver in the face of new or continuing crises); a weak housing market coupled with a second wave of mortgage resets; lack of available credit;
     increased government regulation and taxes; increased global protectionism; and the end of "easy money."

     The decline in most equity markets during the second quarter of 2010 helped to partially mitigate Ibbotson's concerns of severe equity market overvaluations. Over the long term, given the extremely low yields on bonds, Ibbotson believes it is unlikely that bonds will outperform stocks over the next decade.

     Ibbotson notes the growing global push for fiscal austerity is more likely to result in deflation, rather than inflation, as the U.S. cuts government spending and increases taxes. Furthermore, Ibbotson points out that the dire state of the job market should keep both wage growth and inflation low in the short term (in the long term, money supply is a more important determinant of inflation). On the prospect of the Federal Reserve Board raising interest rates, Ibbotson notes that one only need consider the central bank's dual mandate of maintaining employment and anchoring inflation to realize that it may be some time before Federal Reserve Board Chairman Ben Bernanke feels compelled to raise rates.

Top Ten Holdings
as of July 31, 2010

Old Mutual Barrow
Hanley Core Bond Fund                                                      26.0%
___________________________________________________________________________________

Old Mutual International
Equity Fund                                                                13.5%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Value Fund                                                          12.7%
___________________________________________________________________________________

Old Mutual Large Cap
Growth Fund                                                                 7.5%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                          6.9%
___________________________________________________________________________________

Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                 6.0%
___________________________________________________________________________________

Old Mutual Dwight Short
Term Fixed Income Fund                                                      6.0%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     5.5%
___________________________________________________________________________________

Old Mutual TS&W
Small Cap Value Fund                                                        5.1%
___________________________________________________________________________________

Old Mutual Dwight
High Yield Fund                                                             3.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           92.9%
___________________________________________________________________________________

                                                                                                 Asset Allocation Balanced Portfolio

                                                                 9

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                                      Annualized     Annualized
                                                                            Inception     1 Year        5 Year       Inception
                                                                              Date        Return        Return        to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                            09/30/04      4.57%         1.81%         3.35%
Class A without load                                                         09/30/04     10.99%         3.01%         4.40%
Class C with load                                                            09/30/04      9.19%         2.25%         3.65%
Class C without load                                                         09/30/04     10.19%         2.25%         3.65%
Class Z                                                                      12/09/05     11.25%          n/a          3.02%
Institutional Class                                                          09/30/04     11.29%         3.24%         4.65%
S&P Composite 1500                                                           09/30/04     14.73%         0.08%         2.28%
Barclays Capital U.S. Aggregate Index                                        09/30/04      8.91%         5.96%         5.54%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the prospectus dated November 19, 2009) are 1.70% and 1.55%; 2.42% and 2.30%; 2.32% and 1.30%; and
1.49% and 1.30%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Balanced Portfolio, Class A	Old Mutual Asset Allocation Balanced Portfolio, Class C	Old Mutual Asset Allocation Balanced Portfolio, Institutional Class	S&P Composite 1500	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,445	11,031	11,115	11,359	10,255
7/31/06	11,048	11,582	11,772	11,954	10,405
7/31/07	12,616	13,132	13,495	13,879	10,985
7/31/08	12,037	12,431	12,893	12,420	11,661
7/31/09	10,917	11,188	11,717	9,940	12,576
7/31/10	12,118	12,328	13,039	11,404	13,696

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of July 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	0.6%
Corporate/Preferred-High Yield	3.7%
Government/Corporate	38.0%
Growth	1.9%
Growth & Income-Large Cap	5.5%
Growth & Income-Small Cap	0.1%
Growth-Large Cap	7.5%
International Equity	13.5%
Market Neutral-Equity	2.1%
Sector Fund-Real Estate	2.4%
Value	12.7%
Value-Mip Cap	6.9%
Value-Small Cap	5.1%

                                                                 10

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds (1)- 99.6%                                         Value-Mid Cap - 6.9%
Corporate/Preferred-High Yield - 3.7%                                      Old Mutual TS&W
Old Mutual Dwight High Yield Fund            287,718   $      3,064           Mid-Cap Value Fund                        731,256   $      5,645
                                                       ______________                                                             ______________

Total Corporate/Preferred-High Yield                          3,064        Total Value-Mid Cap                                           5,645
_____________________________________________________________________      _____________________________________________________________________

Government/Corporate - 38.1%                                               Value-Small Cap - 5.1%
Old Mutual Barrow Hanley                                                   Old Mutual TS&W
   Core Bond Fund                          1,974,883         21,250           Small Cap Value Fund                      267,761          4,177
Old Mutual Dwight Intermediate                                                                                                    ______________
   Fixed Income Fund                         472,038          4,937
Old Mutual Dwight Short Term                                               Total Value-Small Cap                                         4,177
   Fixed Income Fund                         488,561          4,934                                                               ______________
                                                       ______________
                                                                           Total Affiliated Mutual Funds (Cost $81,964)                 81,446
Total Government/Corporate                                   31,121        _____________________________________________________________________
_____________________________________________________________________
                                                                           Money Market Fund - 0.6%
Growth - 1.9%                                                              Dreyfus Cash Management Fund,
Old Mutual Copper Rock Emerging                                               Institutional Class, 0.243% (A)           466,667            467
   Growth Fund*                              172,022          1,514                                                               ______________
                                                       ______________
                                                                           Total Money Market Fund (Cost $467)                             467
Total Growth                                                  1,514        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Investments - 100.2% (Cost $82,431)                    81,913
Growth & Income-Large Cap - 5.5%                                           _____________________________________________________________________
Old Mutual Focused Fund                      238,411          4,532
                                                       ______________      Other Assets and Liabilities, Net - (0.2)%                     (165)
                                                                           _____________________________________________________________________
Total Growth & Income-Large Cap                               4,532
_____________________________________________________________________      Total Net Assets - 100.0%                              $     81,748
                                                                           _____________________________________________________________________
Growth & Income-Small Cap - 0.1%
Old Mutual Strategic Small                                                 For descriptions of abbreviations and footnotes, please refer to
   Company Fund                                9,521             86        page 20.
                                                       ______________
                                                                           Other Information:
Total Growth & Income-Small Cap                                  86
_____________________________________________________________________      The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are
Growth-Large Cap - 7.5%                                                    summarized in three broad levels as follows:
Old Mutual Large Cap Growth Fund             395,851          6,136
                                                       ______________      Level 1 - quoted prices in active markets for identical securities
                                                                           Level 2 - other significant observable inputs (including quoted
Total Growth-Large Cap                                        6,136                  prices for similar securities, interest rates, prepayment
_____________________________________________________________________                speeds, credit risk, etc.)
                                                                           Level 3 - significant unobservable inputs (including the Fund's own
International Equity - 13.5%                                                         assumptions in determining the fair value of investments)
Old Mutual International Equity Fund       1,367,106         11,019
                                                       ______________      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in
Total International Equity                                   11,019        those securities. A summary of the inputs used as of July 31, 2010 in
_____________________________________________________________________      valuing the Fund's net assets were as follows (000):

Market Neutral-Equity - 2.2%                                                       Description             Level 1   Level 2   Level 3   Total
Old Mutual Analytic U.S.                                                   _____________________________________________________________________
   Long/Short Fund                           173,171          1,758
                                                       ______________      Investments
                                                                              Affiliated Mutual Funds      $81,446     $-        $-     $81,446
Total Market Neutral-Equity                                   1,758           Money Market Fund                467      -         -         467
_____________________________________________________________________      _____________________________________________________________________

Sector Fund-Real Estate - 2.4%                                             Total Investments               $81,913     $-        $-     $81,913
Old Mutual Heitman REIT Fund                 269,342          1,988        _____________________________________________________________________
                                                       ______________
                                                                           Refer to the "Security Valuation" section of Note 2 for further
Total Sector Fund-Real Estate                                 1,988        information.
_____________________________________________________________________

Value - 12.7%
Old Mutual Barrow Hanley Value Fund        1,828,878         10,406
                                                       ______________

Total Value                                                  10,406
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 11

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the fiscal year ended July 31, 2010, Class A shares of the Old Mutual Asset Allocation Moderate Growth Portfolio (the
     "Fund") returned 11.52% at net asset value, while the S&P Composite 1500 returned 14.73% and the Barclays Capital U.S.
     Aggregate Index returned 8.91%.

o    Except for the MSCI EAFE Index,each asset class exceeded Ibbotson's long-run annual expectations. Specifically, the Fund's 4%
     allocation to U.S. REITs boosted performance, as U.S. REITs were the best-performing asset class this period.

o    Old Mutual International Equity Fund, Old Mutual Barrow Hanley Value Fund and Old Mutual Barrow Hanley Core Bond Fund were among the largest contributors to overall performance.

o    Old Mutual Growth Fund (reorganized into Old Mutual Focused Fund in December 2009), Old Mutual Copper Rock Emerging Growth
     Fund and Old Mutual Dwight Short Term Fixed Income Fund (no longer a Fund holding) were among those that contributed the least to overall performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2010, Class A shares of the Old Mutual Asset Allocation Moderate Growth Portfolio (the
     "Fund") returned 11.52% at net asset value, while the S&P Composite 1500 returned 14.73% and the Barclays Capital U.S.
     Aggregate Index returned 8.91%. Performance for all share classes can be found on page 14.

Q.   What investment environment did the Fund face during the past year?

A.   At the beginning of the fiscal year, Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's sub-adviser, indicated that it was thrilled to see that the "crisis" part of the larger financial crisis seemed to be over. Over the next 12 months, the
     U.S. equity market was up 13.84% as measured by the S&P 500, while international equities rose 6.26% as gauged by the MSCI
     EAFE Index. As noted above, the Barclays Capital U.S. Aggregate Index, the most popular measure of the performance of the U.S.
     bond market, returned 8.91% for the 12-month period. Within the U.S. market, all styles and market capitalizations provided strong positive returns for the fiscal year.

     Although returns were positive for the period overall, there were three strong pullbacks in equities during the fiscal year.
     First, the months of October, January, May and June were strongly negative months that demonstrated the skittishness of investors. Second, a series of bad datapoints during the second quarter of 2010 changed market sentiment rather dramatically, with many economists declaring that the massive stimulus had failed to jumpstart the private sector. Third, fixed asset returns were much steadier as interest rates remained low and the yield curve dropped from its already low level.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund generally strives for an 80% equity and 20% fixed income allocation. The Fund typically allocates assets across a total of 13 equity and bond asset classes.

     Except for the MSCI EAFE Index (non-U.S. developed stocks), each asset class exceeded Ibbotson's long-run annual expectations, providing a welcome return to positive returns from the losses of the previous two fiscal years. The Fund's 4% allocation to
     U.S. REITs boosted performance, as U.S. REITs were the best-performing asset class during this period, bouncing back from being the largest underperformer last period.

     The U.S. dollar appreciated relative to the euro by over 20% from December through May, leading the MSCI EAFE Index to trail the S&P 500 by 11% over this period. This detracted from relative returns, as approximately 22% of the Fund's portfolio is allocated to non-U.S. equities. One driver of the euro's depreciation was concern over the debt of Greece and its neighbors, which brought into question the future of the European Union (EU) and its currency. Much of the first quarter was dominated by concerns of a European sovereign default on the back of increasing debt to gross domestic product and fiscal tightening required by the EU. Greece, Portugal and Ireland saw their debt come under significant pressure in the first quarter for their lack of fiscal discipline, while Spain and Italy also suffered on similar concerns, but to a lesser degree.

     At the beginning of 2010, inflation was a major concern, but as unemployment and industrial capacity utilization figures continued to remain high throughout the year, deflationary forces started to grab headlines. The yield curve dropped during the year, fueling healthy bond returns for investors and record-low mortgage rates for consumers.

Asset Allocation
Moderate Growth Portfolio

                                                                 12

     In Ibbotson's tactical asset allocation program, the Fund started the period with no over- or underweights. In November 2009, as concern grew about the uncertain economic picture and relatively pricey stock valuations, Ibbotson elected to increase the weight of more established companies in the Fund. An overweight of U.S. large-cap stocks and an underweight of U.S. small-cap stocks were implemented, both of which were still in place at the end of this fiscal year. This shift has worked against the
     Fund so far, as small-cap valuations have remained high relative to large-caps. In March 2010, Ibbotson continued to see problems, including stretched equity valuations, weak consumers, unemployment, housing prices, weak governments, higher taxes, increased regulations and trade barriers, and an end to easy government money. As such, Ibbotson elected to underweight U.S.
     equities and overweight U.S. bonds. This shift helped relative performance as the Fund avoided a portion of the May and June equity sell-off.

Q.   How did portfolio composition affect relative Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity and fixed income funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual International Equity Fund, Old Mutual
     Barrow Hanley Value Fund and Old Mutual Barrow Hanley Core Bond Fund were among the largest contributors to overall performance. Old Mutual Growth Fund (reorganized into Old Mutual Focused Fund in December 2009), Old Mutual Copper Rock
     Emerging Growth Fund and Old Mutual Dwight Short Term Fixed Income Fund (no longer a Fund holding) were among those that contributed the least to overall performance.

Q.   What is the investment outlook?

A.   At the end of the first quarter of 2010, there was speculation that the National Bureau of Economic Research's Business Cycle
     Dating Committee was only one good datapoint away from declaring the end of the recession that began in December 2007. A series of bad datapoints over the second quarter of 2010 changed market sentiment rather dramatically, with many economists declaring that the massive stimulus had failed to jumpstart the private sector. Ibbotson believes that the most likely outcomes include a slower-than-expected recovery, a continuation of the Great Recession, or a double-dip recession.

     The market's newfound pessimism seems to be more in-line with Ibbotson's view of the economy and concerns about substantial economic headwinds. In Ibbotson's view, the primary hurdles to the economic recovery continue to be: unemployed consumers with weak balance sheets; large fiscal deficits and debts (which have left governments with little room to maneuver in the face of new or continuing crises); a weak housing market coupled with a second wave of mortgage resets; lack of available credit;
     increased government regulation and taxes; increased global protectionism; and the end of "easy money."

     The decline in most equity markets during the second quarter of 2010 helped to partially mitigate Ibbotson's concerns of severe equity market overvaluations. Over the long term, given the extremely low yields on bonds, Ibbotson believes it is unlikely that bonds will outperform stocks over the next decade.

     Ibbotson notes the growing global push for fiscal austerity is more likely to result in deflation, rather than inflation, as the U.S. cuts government spending and increases taxes. Furthermore, Ibbotson points out that the dire state of the job market should keep both wage growth and inflation low in the short term (in the long term, money supply is a more important determinant of inflation). On the prospect of the Federal Reserve Board raising interest rates, Ibbotson notes that one only need consider the central bank's dual mandate of maintaining employment and anchoring inflation to realize that it may be some time before Federal Reserve Board Chairman Ben Bernanke feels compelled to raise rates.

Top Ten Holdings
as of July 31, 2010

Old Mutual International
Equity Fund                                                                19.5%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Core Bond Fund                                                      18.6%
___________________________________________________________________________________

Old Mutual Barrow
Hanley Value Fund                                                          12.6%
___________________________________________________________________________________

Old Mutual Large Cap
Growth Fund                                                                10.6%
___________________________________________________________________________________

Old Mutual TS&W
Mid-Cap Value Fund                                                          8.5%
___________________________________________________________________________________

Old Mutual TS&W
Small Cap Value Fund                                                        8.2%
___________________________________________________________________________________

Old Mutual Focused Fund                                                     6.3%
___________________________________________________________________________________

Old Mutual Heitman
REIT Fund                                                                   5.1%
___________________________________________________________________________________

Old Mutual Analytic
U.S. Long/Short Fund                                                        3.9%
___________________________________________________________________________________

Old Mutual Dwight
Intermediate Fixed
Income Fund                                                                 3.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           96.6%
___________________________________________________________________________________

                                                                                                                    Asset Allocation
                                                                                                           Moderate Growth Portfolio

                                                                 13

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                                      Annualized     Annualized
                                                                            Inception     1 Year        5 Year       Inception
                                                                              Date        Return        Return        to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                            09/30/04      5.12%         0.08%         2.21%
Class A without load                                                         09/30/04     11.52%         1.27%         3.25%
Class C with load                                                            09/30/04      9.71%         0.52%         2.49%
Class C without load                                                         09/30/04     10.71%         0.52%         2.49%
Class Z                                                                      12/09/05     11.77%          n/a          0.96%
Institutional Class                                                          09/30/04     11.79%         1.55%         3.54%
S&P Composite 1500                                                           09/30/04     14.73%         0.08%         2.28%
Barclays Capital U.S. Aggregate Index                                        09/30/04      8.91%         5.96%         5.54%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the prospectus dated November 19, 2009) are 1.98% and 1.56%; 2.68% and 2.31%; 3.63% and 1.31%; and
1.60% and 1.31%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Moderate Growth Portfolio, Class A	Old Mutual Asset Allocation Moderate Growth Portfolio, Class C	Old Mutual Asset Allocation Moderate Growth Portfolio, Institutional Class	S&P Composite 1500	Barclays Capital U.S. Aggregate Index
9/30/04	9,425	10,000	10,000	10,000	10,000
7/31/05	10,661	11,244	11,343	11,359	10,255
7/31/06	11,469	12,009	12,235	11,954	10,405
7/31/07	13,361	13,886	14,283	13,879	10,985
7/31/08	12,311	12,699	13,199	12,420	11,661
7/31/09	10,185	10,426	10,957	9,940	12,576
7/31/10	11,358	11,542	12,249	11,404	13,696

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The
Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of July 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Government/Corporate	21.9%
Growth	2.7%
Growth & Income-Large Cap	6.3%
Growth-Large Cap	10.6%
International Equity	19.5%
Market Neutral-Equity	3.9%
Cash Equivalents	0.7%
Sector Fund-Real Estate	5.1%
Value	12.6%
Value-Mip Cap	8.5%
Value-Small Cap	8.2%

                                                                 14

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds(1) - 99.6%                                         Money Market Fund - 0.7%
Government/Corporate - 22.0%                                               Dreyfus Cash Management Fund,
Old Mutual Barrow Hanley                                                      Institutional Class, 0.243% (A)           643,845   $        644
   Core Bond Fund                          1,636,117   $     17,605                                                               ______________
Old Mutual Dwight Intermediate
   Fixed Income Fund                         297,605          3,113        Total Money Market Fund (Cost $644)                             644
                                                       ______________      _____________________________________________________________________

Total Government/Corporate                                   20,718        Total Investments - 100.3% (Cost $100,450)                   94,629
_____________________________________________________________________      _____________________________________________________________________

Growth - 2.7%                                                              Other Assets and Liabilities, Net - (0.3)%                     (313)
Old Mutual Copper Rock                                                     _____________________________________________________________________
   Emerging Growth Fund*                     293,829          2,586
                                                       ______________      Total Net Assets - 100.0%                              $     94,316
                                                                           _____________________________________________________________________
Total Growth                                                  2,586
_____________________________________________________________________      For descriptions of abbreviations and footnotes, please refer to page 20.
Growth & Income-Large Cap - 6.3%
Old Mutual Focused Fund                      314,005          5,969        Other Information:
                                                       ______________
                                                                           The Fund utilizes various inputs in determining the value of its
Total Growth & Income-Large Cap                               5,969        investments as of the reporting period end. These inputs are
_____________________________________________________________________      summarized in three broad levels as follows:

Growth-Large Cap - 10.6%                                                   Level 1 - quoted prices in active markets for identical securities
Old Mutual Large Cap Growth Fund             643,338          9,972        Level 2 - other significant observable inputs (including quoted
                                                       ______________                prices for similar securities, interest rates,
                                                                                     prepayment speeds, credit risk, etc.)
Total Growth-Large Cap                                        9,972        Level 3 - significant unobservable inputs (including the Fund's own
_____________________________________________________________________                assumptions in determining the fair value of investments)

International Equity - 19.5%                                               The inputs or methodology used for valuing securities are not
Old Mutual International Equity Fund       2,287,338         18,436        necessarily an indication of the risk associated with investing in
                                                       ______________      those securities. A summary of the inputs used as of July 31, 2010 in valuing the Fund's net assets were as follows (000):
Total International Equity                                   18,436
_____________________________________________________________________             Description              Level 1   Level 2   Level 3    Total
                                                                           _____________________________________________________________________
Market Neutral-Equity - 3.9%
Old Mutual Analytic                                                        Investments
   U.S. Long/Short Fund                      366,914          3,724           Affiliated Mutual Funds      $93,985     $-        $-      $93,985
                                                       ______________         Money Market Fund                644      -         -          644
                                                                           _____________________________________________________________________
Total Market Neutral-Equity                                   3,724
_____________________________________________________________________      Total Investments               $94,629     $-        $-      $94,629
                                                                           _____________________________________________________________________
Sector Fund-Real Estate - 5.1%
Old Mutual Heitman REIT Fund                 653,560          4,823        Refer to the "Security Valuation" section of Note 2 for further
                                                       ______________      information.

Total Sector Fund-Real Estate                                 4,823
_____________________________________________________________________

Value - 12.7%
Old Mutual Barrow Hanley Value Fund        2,097,336         11,934
                                                       ______________

Total Value                                                  11,934
_____________________________________________________________________

Value-Mid Cap - 8.6%
Old Mutual TS&W Mid-Cap Value Fund         1,045,326          8,070
                                                       ______________

Total Value-Mid Cap                                           8,070
_____________________________________________________________________

Value-Small Cap - 8.2%
Old Mutual TS&W
   Small Cap Value Fund                      497,020          7,753
                                                       ______________

Total Value-Small Cap                                         7,753
                                                       ______________

Total Affiliated Mutual Funds (Cost $99,806)                 93,985
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 15

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ibbotson Associates Advisors, LLC

Performance Highlights

o    For the fiscal year ended July 31, 2010, Class A shares of the Old Mutual Asset Allocation Growth Portfolio (the "Fund")
     returned 12.78% at net asset value, while the S&P Composite 1500 returned 14.73%.

o    Except for the MSCI EAFE Index, each asset class exceeded Ibbotson's long-run annual expectations. Specifically, the Fund's 6%
     allocation to U.S. REITs boosted performance, as U.S. REITs were the best-performing asset class this period.

o    Old Mutual International Equity Fund, Old Mutual Barrow Hanley Value Fund and Old Mutual Large Cap Growth Fund were among the largest contributors to overall performance.

o    Old Mutual Growth Fund (reorganized into Old Mutual Focused Fund in December 2009), Old Mutual Copper Rock Emerging Growth
     Fund and Old Mutual Barrow Hanley Core Bond Fund were among those that contributed the least to overall performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended July 31, 2010, Class A shares of the Old Mutual Asset Allocation Growth Portfolio (the "Fund")
     returned 12.78% at net asset value, while the S&P Composite 1500 returned 14.73%. Performance for all share classes can be found on page 18.

Q.   What investment environment did the Fund face during the past year?

A.   At the beginning of the fiscal year, Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's sub-adviser, indicated that it was thrilled to see that the "crisis" part of the larger financial crisis seemed to be over. Over the next 12 months, the U.S.
     equity market was up 13.84% as measured by the S&P 500, while international equities rose 6.26% as gauged by the MSCI EAFE
     Index. The Barclays Capital U.S. Aggregate Index, the most popular measure of the performance of the U.S. bond market, returned
     8.91% for the 12-month period. Within the U.S. market, all styles and market capitalizations provided strong positive returns for the fiscal year.

     Although returns were positive for the period overall, there were three strong pullbacks in equities during the fiscal year.
     First, the months of October, January, May and June were strongly negative months that demonstrated the skittishness of investors. Second, a series of bad datapoints during the second quarter of 2010 changed market sentiment rather dramatically, with many economists declaring that the massive stimulus had failed to jumpstart the private sector. Third, fixed asset returns were much steadier as interest rates remained low and the yield curve dropped from its already low level.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund generally seeks an all equity allocation. The Fund typically allocates assets across 10 equity asset classes.

     Except for the MSCI EAFE Index (non-U.S. developed stocks), each asset class exceeded Ibbotson's long-run annual expectations, providing a welcome return to positive returns from the losses of the previous two fiscal years. The Fund's 6% allocation to
     U.S. REITs boosted performance, as U.S. REITs were the best-performing asset class this period, bouncing back from being the largest underperformer last period.

     The U.S. dollar appreciated relative to the euro by over 20% from December through May, leading the MSCI EAFE Index to trail the S&P 500 by 11% over this period. This detracted from relative returns as approximately 30% of the Fund's portfolio was allocated to non-U.S. equities. One driver of the euro's depreciation was concern over the debt of Greece and its neighbors, which brought into question the future of the European Union (EU) and its currency. Much of the first quarter was dominated by concerns of a European sovereign default on the back of increasing debt to gross domestic product and fiscal tightening required by the EU. Greece, Portugal and Ireland saw their debt come under significant pressure in the first quarter for their lack of fiscal discipline, while Spain and Italy also suffered on similar concerns, but to a lesser degree.

     At the beginning of 2010, inflation was a major concern, but as unemployment and industrial capacity utilization figures continued to remain high throughout the year, deflationary forces started to grab headlines. The yield curve dropped during the year, fueling healthy bond returns for investors and record-low mortgage rates for consumers.

Asset Allocation Growth Portfolio

                                                                 16

     In Ibbotson's tactical asset allocation program, the Fund started the period with no over- or underweights. In November 2009, as concern grew about the uncertain economic picture and relatively pricey stock valuations, Ibbotson elected to increase the weight of more established companies in the Fund. An overweight of U.S. large-cap stocks and an underweight of U.S. small-cap stocks were implemented, both of which are still in place at the end of this fiscal year. This shift has worked against the
     Fund so far, as small-cap valuations have remained high relative to large-caps. In March 2010, Ibbotson continued to see problems, including stretched equity valuations, weak consumers, unemployment, housing prices, weak governments, higher taxes, increased regulations and trade barriers, and an end to easy government money. As such, Ibbotson elected to underweight U.S.
     equities and overweight U.S. bonds. This shift helped relative performance as the Fund avoided a portion of the May and June equity sell-off.

Q.   How did portfolio composition affect relative Fund performance?

A.   The Fund is a "Fund of Funds," which seeks to achieve its investment objective by investing in a portfolio of underlying equity funds, although a portion of its assets may be invested in cash, cash equivalents, or in money market funds.

     Based on the performance of the Fund's underlying mutual fund investments, Old Mutual International Equity Fund, Old Mutual
     Barrow Hanley Value Fund and Old Mutual Large Cap Growth Fund were among the largest contributors to overall performance. Old
     Mutual Growth Fund (reorganized into Old Mutual Focused Fund in December 2009), Old Mutual Copper Rock Emerging Growth Fund and
     Old Mutual Barrow Hanley Core Bond Fund were among those that contributed the least to overall performance.

Q.   What is the investment outlook?

A.   At the end of the first quarter of 2010, there was speculation that the National Bureau of Economic Research's Business Cycle
     Dating Committee was only one good datapoint away from declaring the end of the recession that began in December 2007. A series of bad datapoints over the second quarter of 2010 changed market sentiment rather dramatically, with many economists declaring that the massive stimulus had failed to jumpstart the private sector. Ibbotson believes that the most likely outcomes include a slower-than-expected recovery, a continuation of the Great Recession, or a double-dip recession.

     The market's newfound pessimism seems to be more in-line with Ibbotson's view of the economy and concerns about substantial economic headwinds. In Ibbotson's view, the primary hurdles to the economic recovery continue to be: unemployed consumers with weak balance sheets; large fiscal deficits and debts (which have left governments with little room to maneuver in the face of new or continuing crises); a weak housing market coupled with a second wave of mortgage resets; lack of available credit;
     increased government regulation and taxes; increased global protectionism; and the end of "easy money."

     The decline in most equity markets during the second quarter of 2010 helped to partially mitigate Ibbotson's concerns of severe equity market overvaluations. Over the long term, given the extremely low yields on bonds, Ibbotson believes it is unlikely that bonds will outperform stocks over the next decade.

     Ibbotson notes the growing global push for fiscal austerity is more likely to result in deflation, rather than inflation, as the U.S. cuts government spending and increases taxes. Furthermore, Ibbotson points out that the dire state of the job market should keep both wage growth and inflation low in the short term (in the long term, money supply is a more important determinant of inflation). On the prospect of the Federal Reserve Board raising interest rates, Ibbotson notes that one only need consider the central bank's dual mandate of maintaining employment and anchoring inflation to realize that it may be some time before Federal Reserve Board Chairman Ben Bernanke feels compelled to raise rates.

Top Ten Holdings
as of July 31, 2010

Old Mutual International Equity Fund                                        28.0%
___________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund                                         15.3%
___________________________________________________________________________________

Old Mutual Large Cap Growth Fund                                            12.4%
___________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund                                          10.8%
___________________________________________________________________________________

Old Mutual Heitman REIT Fund                                                 8.1%
___________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund                                         7.3%
___________________________________________________________________________________

Old Mutual Focused Fund                                                      6.4%
___________________________________________________________________________________

Old Mutual Copper Rock Emerging Growth Fund                                  3.9%
___________________________________________________________________________________

Old Mutual Analytic U.S. Long/Short Fund                                     3.5%
___________________________________________________________________________________

Old Mutual Barrow Hanley Core Bond Fund                                      3.4%
___________________________________________________________________________________

As a % of Total Fund Investments                                            99.1%
___________________________________________________________________________________

                                                                                                   Asset Allocation Growth Portfolio

                                                                 17

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO - concluded
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                                      Annualized     Annualized
                                                                        Inception        1 Year         5 Year       Inception
                                                                          Date           Return         Return        to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                       09/30/04          6.28%        (1.27)%         1.59%
Class A without load                                                    09/30/04         12.78%        (0.10)%         2.63%
Class C with load                                                       09/30/04         11.03%        (0.83)%         1.87%
Class C without load                                                    09/30/04         12.03%        (0.83)%         1.87%
Class Z                                                                 12/09/05         13.22%          n/a          (0.77)%
Institutional Class                                                     09/30/04         13.10%         0.15%          2.88%
S&P Composite 1500                                                      09/30/04         14.73%         0.08%          2.28%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional
Class shares (as reported in the prospectus dated November 19, 2009) are 2.08% and 1.62%; 2.80% and 2.37%; 4.55% and 1.37%; and
1.55% and 1.37%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Asset Allocation Growth Portfolio, Class A	Old Mutual Asset Allocation Growth Portfolio, Class C	Old Mutual Asset Allocation Growth Portfolio, Institutional Class	S&P Composite 1500
9/30/04	9,425	10,000	10,000	10,000
7/31/05	11,019	11,615	11,713	11,359
7/31/06	12,094	12,657	12,894	11,954
7/31/07	14,362	14,917	15,344	13,879
7/31/08	12,718	13,115	13,607	12,420
7/31/09	9,723	9,947	10,432	9,940
7/31/10	10,966	11,143	11,798	11,404

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, Class C and Institutional Class shares on the inception date of 9/30/04 to an investment made in an unmanaged securities index on that date.
The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of July 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	0.9%
Government/Corporate	3.4%
Growth	3.9%
Growth & Income-Large Cap	6.4%
Growth-Large Cap	12.4%
International Equity	28.0%
Market Neutral-Equity	3.5%
Sector Fund-Real Estate	8.1%
Value	15.3%
Value-Mip Cap	10.8%
Value-Small Cap	7.3%

                                                                 18

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Affiliated Mutual Funds(1) - 99.7%                                         Money Market Fund - 0.9%
                                                                           Dreyfus Cash Management Fund,
Government/Corporate - 3.4%                                                   Institutional Class, 0.243% (A)           483,615   $        484
Old Mutual Barrow Hanley Core                                                                                                     ______________
   Bond Fund                                 180,477   $      1,942
                                                       ______________      Total Money Market Fund (Cost $484)                             484
                                                                           _____________________________________________________________________
Total Government/Corporate                                    1,942
_____________________________________________________________________      Total Investments - 100.6% (Cost $62,403)                    56,702
                                                                           _____________________________________________________________________
Growth - 3.9%
Old Mutual Copper Rock Emerging                                            Other Assets and Liabilities, Net - (0.6)%                     (330)
   Growth Fund*                              249,649          2,197        _____________________________________________________________________
                                                       ______________
                                                                           Total Net Assets - 100.0%                              $     56,372
Total Growth                                                  2,197        _____________________________________________________________________
_____________________________________________________________________
                                                                           For descriptions of abbreviations and footnotes, please refer to
Growth & Income-Large Cap - 6.5%                                           page 20.
Old Mutual Focused Fund                      192,442          3,658
                                                       ______________      Other Information:

Total Growth & Income-Large Cap                               3,658        The Fund utilizes various inputs in determining the value of its
_____________________________________________________________________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Growth-Large Cap - 12.5%
Old Mutual Large Cap Growth Fund             455,375          7,058        Level 1 - quoted prices in active markets for identical securities
                                                       ______________      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment
Total Growth-Large Cap                                        7,058                  speeds, credit risk, etc.)
_____________________________________________________________________      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of
International Equity - 28.2%                                                         investments)
Old Mutual International Equity Fund       1,969,248         15,872
                                                       ______________      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in
Total International Equity                                   15,872        those securities. A summary of the inputs used as of July 31, 2010 in
_____________________________________________________________________      valuing the Fund's net assets were as follows (000):

Market Neutral-Equity - 3.5%                                                      Description              Level 1   Level 2   Level 3    Total
Old Mutual Analytic U.S. Long/Short Fund     194,979          1,979        _____________________________________________________________________
                                                       ______________
                                                                           Investments
Total Market Neutral-Equity                                   1,979           Affiliated Mutual Funds      $56,218     $-        $-      $56,218
_____________________________________________________________________         Money Market Fund                484      -         -          484
                                                                           _____________________________________________________________________
Sector Fund-Real Estate - 8.1%
Old Mutual Heitman REIT Fund                 618,849          4,567        Total Investments               $56,702     $-        $-      $56,702
                                                       ______________      _____________________________________________________________________

Total Sector Fund-Real Estate                                 4,567        Refer to the "Security Valuation" section of Note 2 for further
_____________________________________________________________________      information.

Value - 15.4%
Old Mutual Barrow Hanley Value Fund        1,527,272          8,690
                                                       ______________

Total Value                                                   8,690
_____________________________________________________________________

Value-Mid Cap - 10.9%
Old Mutual TS&W Mid-Cap Value Fund           795,295          6,140
                                                       ______________

Total Value-Mid Cap                                           6,140
_____________________________________________________________________

Value-Small Cap - 7.3%
Old Mutual TS&W Small Cap Value Fund         263,772          4,115
                                                       ______________

Total Value-Small Cap                                         4,115
                                                       ______________

Total Affiliated Mutual Funds (Cost $61,919)                 56,218
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 19

NOTES TO SCHEDULES OF INVESTMENTS
________________________________________________________________________________________________________________________________________________

* Non-income producing security.

(1) - Investments are funds within the Old Mutual family of funds and they may be deemed to be under common control because they may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to all affiliated mutual funds.

(A) - The rate reported represents the 7-day effective yield as of July 31, 2010.

Cost figures are shown with "000's" omitted.

                                                                 20

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JULY 31, 2010

_____________________________________________________________________________________________________________________________________________________________

                                                                             Old Mutual            Old Mutual            Old Mutual            Old Mutual
                                                                          Asset Allocation      Asset Allocation      Asset Allocation      Asset Allocation
                                                                            Conservative            Balanced          Moderate Growth           Growth
                                                                              Portfolio             Portfolio             Portfolio            Portfolio
_____________________________________________________________________________________________________________________________________________________________

Assets:
   Investment in Affiliated Funds, at cost                                   $   41,130            $   81,964           $   99,806             $   61,919
   Investment in Unaffiliated Funds, at cost                                        300                   467                  644                    484
_____________________________________________________________________________________________________________________________________________________________

   Investment in Affiliated Funds, at value                                  $   43,218            $   81,446           $   93,985             $   56,218
   Investment in Unaffiliated Funds, at value                                       300                   467                  644                    484
   Receivable for Capital Shares Sold                                                 -                    31                   41                      3
   Receivable from Investment Adviser                                                21                    28                   45                     33
   Receivable for Dividends from Affiliated Funds                                   107                   121                   68                      7
   Other Assets                                                                       6                    10                   11                      6
_____________________________________________________________________________________________________________________________________________________________

      Total Assets                                                               43,652                82,103               94,794                 56,751
_____________________________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Investment Securities Purchased                                      107                   121                   68                      7
   Payable for Capital Shares Redeemed                                               71                   124                  266                    264
   Payable for Administration Fees                                                    3                     7                    8                      5
   Payable for Distribution & Service Fees                                            6                    14                   17                      9
   Payable for Management Fees                                                        7                    14                   20                     12
   Payable for Trustees' Fees                                                         1                     1                    2                      2
   Accrued Expenses                                                                  44                    74                   97                     80
_____________________________________________________________________________________________________________________________________________________________

      Total Liabilities                                                             239                   355                  478                    379
_____________________________________________________________________________________________________________________________________________________________

Net Assets                                                                   $   43,413            $   81,748           $   94,316             $   56,372
_____________________________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)               $   44,952            $  108,899           $  144,072             $  101,159
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                             110                    89                  100                    115
   Accumulated Net Realized Loss on Investments                                  (3,737)              (26,722)             (44,035)               (39,201)
   Net Unrealized Appreciation or Depreciation on Investments                     2,088                  (518)              (5,821)                (5,701)
_____________________________________________________________________________________________________________________________________________________________

Net Assets                                                                   $   43,413            $   81,748           $   94,316             $   56,372
_____________________________________________________________________________________________________________________________________________________________

Net Assets - Class A                                                         $   12,141            $   21,312           $   22,740             $   16,721
Net Assets - Class C                                                             23,985                59,480               70,934                 36,655
Net Assets - Class Z                                                              1,129                   929                  635                  2,322
Net Assets - Institutional Class                                                  6,158                    27                    7                    674
_____________________________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class A                           1,169,736             2,133,080            2,353,960              1,745,075
Outstanding Shares of Beneficial Interest - Class C                           2,321,374             5,964,401            7,517,186              3,993,299
Outstanding Shares of Beneficial Interest - Class Z                             108,730                92,826               65,140                238,872
Outstanding Shares of Beneficial Interest - Institutional Class                 592,216                 2,727                  692                 69,423
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A^                    $    10.38            $     9.99           $     9.66             $     9.58
_____________________________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A (Net Asset Value/94.25%)            $    11.01            $    10.60           $    10.25             $    10.16
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C†^         $    10.33            $     9.97           $     9.44             $     9.18
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z^          $    10.39            $    10.01           $     9.75             $     9.72
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share
      Institutional Class^                                                   $    10.40            $     9.97           $     9.75             $     9.71
_____________________________________________________________________________________________________________________________________________________________

† Class C shares have a contingent deferred sales charge. For a description of possible sales charge, please see the Funds'
  Prospectus.
^ Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 21

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED JULY 31, 2010

_____________________________________________________________________________________________________________________________________________________________

                                                                             Old Mutual            Old Mutual            Old Mutual            Old Mutual
                                                                          Asset Allocation      Asset Allocation      Asset Allocation      Asset Allocation
                                                                            Conservative            Balanced          Moderate Growth           Growth
                                                                              Portfolio             Portfolio             Portfolio            Portfolio
_____________________________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends from Affiliated Funds                                            $ 1,888               $  2,732              $  2,381              $  1,460
   Dividends                                                                        1                      1                     1                     1
_____________________________________________________________________________________________________________________________________________________________

      Total Investment Income                                                   1,889                  2,733                 2,382                 1,461
_____________________________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                 95                    188                   280                   183
   Administration Fees                                                             48                     94                   112                    73
   Trustees' Fees                                                                  29                     58                    71                    48
   Professional Fees                                                               26                     50                    62                    45
   Printing Fees                                                                    6                     19                    31                    28
   Transfer Agent Fees                                                             51                    131                   221                   174
   Registration and SEC Fees                                                       52                     67                    67                    65
   Distribution and Service Fees:
      Class A                                                                      33                     61                    64                    49
      Class C                                                                     275                    679                   823                   433
   Other Expenses                                                                  12                     20                    22                    16
_____________________________________________________________________________________________________________________________________________________________

      Total Expenses                                                              627                  1,367                 1,753                 1,114
_____________________________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                  (95)                  (188)                 (280)                 (183)
   Reimbursement of Other Expenses by Investment Adviser                          (53)                   (72)                 (227)                 (213)
_____________________________________________________________________________________________________________________________________________________________

      Net Expenses                                                                479                  1,107                 1,246                   718
_____________________________________________________________________________________________________________________________________________________________

   Net Investment Income                                                        1,410                  1,626                 1,136                   743
_____________________________________________________________________________________________________________________________________________________________

   Net Realized Loss from Affiliated Funds(1)                                  (2,101)               (13,650)              (22,735)              (21,900)
   Net Capital Gain Distributions Received from Affiliated Funds(1)               698                  1,114                 1,106                   537
   Net Change in Unrealized Appreciation on Investments                         4,592                 21,014                33,428                31,194
_____________________________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain on Investments                              3,189                  8,478                11,799                 9,831
_____________________________________________________________________________________________________________________________________________________________

   Increase in Net Assets Resulting from Operations                           $ 4,599               $ 10,104              $ 12,935              $ 10,574
_____________________________________________________________________________________________________________________________________________________________

(1) See Note 7 for total net realized gain (loss) on investments in Affiliated Funds.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 22

STATEMENTS OF CHANGES IN NET ASSETS (000)
_________________________________________________________________________________________________________________________________________________________________________

                                                                   Old Mutual                  Old Mutual                  Old Mutual                  Old Mutual
                                                                Asset Allocation            Asset Allocation            Asset Allocation            Asset Allocation
                                                                  Conservative                  Balanced                 Moderate Growth                 Growth
                                                                    Portfolio                   Portfolio                   Portfolio                   Portfolio
_________________________________________________________________________________________________________________________________________________________________________

                                                             8/1/09 to     8/1/08 to     8/1/09 to     8/1/08 to     8/1/09 to     8/1/08 to     8/1/09 to     8/1/08 to
                                                              7/31/10       7/31/09       7/31/10       7/31/09       7/31/10       7/31/09       7/31/10       7/31/09
_________________________________________________________________________________________________________________________________________________________________________
Investment Activities:
   Net Investment Income                                     $  1,410      $  2,060      $  1,626      $  3,240      $  1,136      $  2,090      $    743      $    728
   Net Realized Loss from Investments                          (1,403)       (3,337)      (12,536)      (21,707)      (21,629)      (36,992)      (21,363)      (27,279)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                            4,592           190        21,014        (4,606)       33,428        (8,437)       31,194       (11,189)
_________________________________________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting
      from Operations                                           4,599        (1,087)       10,104       (23,073)       12,935       (43,339)       10,574       (37,740)
_________________________________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class A                                                    (597)         (780)         (758)       (1,272)         (637)         (587)         (405)            -
      Class C                                                  (1,028)       (1,442)       (1,581)       (2,163)       (1,415)         (969)         (576)            -
      Class Z                                                     (47)          (12)          (29)          (30)          (15)          (11)          (16)            -
      Institutional Class                                        (295)         (104)          (41)         (196)         (178)         (147)         (435)            -
   Net Realized Gains from Investment Transactions:
      Class A                                                       -          (295)            -        (1,669)            -        (2,257)            -        (1,804)
      Class C                                                       -          (664)            -        (4,327)            -        (7,891)            -        (4,015)
      Class Z                                                       -            (4)            -           (33)            -           (34)            -           (41)
      Institutional Class                                           -           (46)            -          (205)            -          (475)            -        (1,203)
_________________________________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                           (1,967)       (3,347)       (2,409)       (9,895)       (2,245)      (12,371)       (1,432)       (7,063)
_________________________________________________________________________________________________________________________________________________________________________

Capital Share Transactions:
   Class A
   Shares Issued                                                2,794         7,206         3,578         8,898         2,801         3,676         2,399         3,171
   Shares Issued upon Reinvestment of Distributions               463           809           576         2,360           517         2,280           325         1,341
   Redemption Fees                                                  -             -             -             2             -             -             1             -
   Shares Redeemed                                             (5,488)       (8,949)      (10,122)      (21,304)       (8,643)      (19,500)       (8,729)      (14,341)
_________________________________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                    (2,231)         (934)       (5,968)      (10,044)       (5,325)      (13,544)       (6,004)       (9,829)
_________________________________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                3,808        12,306         5,055        13,644         4,581        13,331         2,341         7,332
   Shares Issued upon Reinvestment of Distributions               559         1,091           925         3,455           825         4,804           395         2,553
   Redemption Fees                                                  -             -             -             3             -             1             -             -
   Shares Redeemed                                            (13,406)      (13,372)      (29,401)      (37,633)      (34,527)      (39,660)      (19,049)      (19,285)
_________________________________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                    (9,039)           25       (23,421)      (20,531)      (29,121)      (21,524)      (16,313)       (9,400)
_________________________________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                1,539            54           257           162            88            10         3,000            92
   Shares Issued upon Reinvestment of Distributions                47            16            29            62            15            45            16            41
   Redemption Fees                                                  -             -             -             -             -             -             -             -
   Shares Redeemed                                               (713)         (448)          (87)         (138)          (23)           (1)       (1,410)           (4)
_________________________________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                       873          (378)          199            86            80            54         1,606           129
_________________________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                1,435         6,622            32         1,326            24         2,709           733         4,961
   Shares Issued upon Reinvestment of Distributions               250           150            41           401           178           622           435         1,203
   Redemption Fees                                                  -             -             -             -             -             -             -             -
   Shares Redeemed                                             (1,855)       (7,259)       (2,199)       (4,873)       (8,821)       (2,567)      (20,421)       (6,582)
_________________________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions          (170)         (487)       (2,126)       (3,146)       (8,619)          764       (19,253)         (418)
_________________________________________________________________________________________________________________________________________________________________________

   Decrease in Net Assets Derived from Capital
      Shares Transactions                                     (10,567)       (1,774)      (31,316)      (33,635)      (42,985)      (34,250)      (39,964)      (19,518)
_________________________________________________________________________________________________________________________________________________________________________

   Total Decrease in Net Assets                                (7,935)       (6,208)      (23,621)      (66,603)      (32,295)      (89,960)      (30,822)      (64,321)
_________________________________________________________________________________________________________________________________________________________________________

Net Assets:
   Beginning of Period                                         51,348        57,556       105,369       171,972       126,611       216,571        87,194       151,515
_________________________________________________________________________________________________________________________________________________________________________

   End of Period                                             $ 43,413      $ 51,348      $ 81,748      $105,369      $ 94,316      $126,611      $ 56,372      $ 87,194
_________________________________________________________________________________________________________________________________________________________________________

Undistributed (Distribution in Excess of) Net Investment
   Income/(Accumulated Net Investment Loss)                  $    110      $    180      $     89      $    210      $    100      $    709      $    115      $    718
_________________________________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                23

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                    Ratio of
                                                                                                                                                                                   Expenses to
                                            Realized                                                                                                                               Average Net       Ratio of Net
                    Net                       and                                                                           Net                      Net                             Assets           Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                   Assets         Ratio            (Excluding           Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                     End        of Expenses        Waivers and          (Loss)       Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End        Total      of Period     to Average           Expense         to Average      Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period    Return†       (000)     Net Assets††,(1)   Reductions)††,(1)  Net Assets††,(1)   Rate†
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO

   Class A
   2010           $  9.84      $  0.34      $ 0.66         $-       $ 1.00      $ (0.46)      $    -         $ (0.46)     $ 10.38     10.27%      $ 12,141          0.61%              0.94%              3.36%         32.70%
   2009             10.76         0.48       (0.61)         -        (0.13)       (0.57)       (0.22)          (0.79)        9.84     (0.49)%       13,632          0.65%              0.86%              5.09%         39.55%
   2008             11.30         0.29       (0.25)         -         0.04        (0.31)       (0.27)          (0.58)       10.76      0.24%        15,858          0.93%              1.31%              2.62%         49.27%
   2007             10.64         0.30        0.69          -         0.99        (0.28)       (0.05)          (0.33)       11.30      9.40%        12,605          1.50%              1.94%              2.73%        130.47%
   2006             10.53         0.26        0.10          -         0.36        (0.20)       (0.05)          (0.25)       10.64      3.39%         8,588          1.50%              2.35%              2.46%        146.84%
   Class C
   2010           $  9.80      $  0.27      $ 0.64         $-       $ 0.91      $ (0.38)      $    -         $ (0.38)     $ 10.33      9.37%      $ 23,985          1.36%              1.65%              2.61%         32.70%
   2009             10.66         0.39       (0.58)         -        (0.19)       (0.45)       (0.22)          (0.67)        9.80     (1.20)%       31,465          1.41%              1.54%              4.23%         39.55%
   2008             11.25         0.21       (0.25)         -        (0.04)       (0.28)       (0.27)          (0.55)       10.66     (0.47)%       34,242          1.67%              1.95%              1.86%         49.27%
   2007             10.60         0.22        0.68          -         0.90        (0.20)       (0.05)          (0.25)       11.25      8.57%        25,812          2.25%              2.57%              1.98%        130.47%
   2006             10.50         0.18        0.10          -         0.28        (0.13)       (0.05)          (0.18)       10.60      2.63%        18,253          2.25%              2.75%              1.74%        146.84%
   Class Z
   2010           $  9.85      $  0.35      $ 0.67         $-       $ 1.02      $ (0.48)      $    -         $ (0.48)     $ 10.39     10.54%      $  1,129          0.34%              1.65%              3.40%         32.70%
   2009             10.78         0.44       (0.54)         -        (0.10)       (0.61)       (0.22)          (0.83)        9.85     (0.17)%          234          0.40%              7.77%              4.56%         39.55%
   2008             11.30         0.32       (0.25)         -         0.07        (0.32)       (0.27)          (0.59)       10.78      0.54%           640          0.67%              4.34%              2.86%         49.27%
   2007             10.65         0.34        0.67          -         1.01        (0.31)       (0.05)          (0.36)       11.30      9.55%           514          1.25%             11.45%              3.01%        130.47%
   2006**           10.60         0.19        0.09          -         0.28        (0.18)       (0.05)          (0.23)       10.65      2.63%             1          1.25%            757.79%              2.80%        146.84%
   Institutional Class
   2010           $  9.86      $  0.37      $ 0.65         $-       $ 1.02      $ (0.48)      $    -         $ (0.48)     $ 10.40     10.52%      $  6,158          0.36%              0.56%              3.62%         32.70%
   2009             10.79         0.47       (0.58)         -        (0.11)       (0.60)       (0.22)          (0.82)        9.86     (0.19)%        6,017          0.40%              1.43%              4.85%         39.55%
   2008             11.32         0.32       (0.26)         -         0.06        (0.32)       (0.27)          (0.59)       10.79      0.41%         6,816          0.69%              1.05%              2.87%         49.27%
   2007             10.65         0.33        0.70          -         1.03        (0.31)       (0.05)          (0.36)       11.32      9.74%         5,700          1.25%              1.60%              2.98%        130.47%
   2006             10.54         0.29        0.10          -         0.39        (0.23)       (0.05)          (0.28)       10.65      3.64%         5,588          1.25%              1.75%              2.71%        146.84%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO

   Class A
   2010           $  9.28      $  0.22      $ 0.80         $-      $ 1.02       $ (0.31)      $    -         $ (0.31)     $  9.99     10.99%      $ 21,312          0.64%              0.93%              2.26%         32.67%
   2009             11.27         0.29       (1.46)         -       (1.17)        (0.36)       (0.46)          (0.82)        9.28     (9.30)%       25,356          0.65%              0.79%              3.30%         29.74%
   2008             12.68         0.21       (0.74) (#)     -       (0.53)        (0.26)       (0.62)          (0.88)       11.27     (4.59)% (#)   44,959          0.94%              1.13%              1.71%         51.96%
   2007             11.45         0.20        1.41          -        1.61         (0.17)       (0.21)          (0.38)       12.68     14.20%        51,321          1.55%              1.69%              1.59%        121.42%
   2006             11.02         0.16        0.47          -        0.63         (0.12)       (0.08)          (0.20)       11.45      5.76%        37,679          1.55%              1.82%              1.40%        129.99%
   Class C
   2010           $  9.26      $  0.15      $ 0.79         $-      $ 0.94       $ (0.23)      $    -         $ (0.23)     $  9.97     10.19%      $ 59,480          1.39%              1.62%              1.51%         32.67%
   2009             11.17         0.22       (1.44)         -       (1.22)        (0.23)       (0.46)          (0.69)        9.26    (10.00)%       77,330          1.40%              1.51%              2.46%         29.74%
   2008             12.64         0.11       (0.73) (#)     -       (0.62)        (0.23)       (0.62)          (0.85)       11.17     (5.34)% (#)  120,085          1.67%              1.85%              0.92%         51.96%
   2007             11.42         0.10        1.41          -        1.51         (0.08)       (0.21)          (0.29)       12.64     13.38%       109,348          2.30%              2.44%              0.85%        121.42%
   2006             11.00         0.07        0.48          -        0.55         (0.05)       (0.08)          (0.13)       11.42      5.00%        61,845          2.30%              2.54%              0.66%        129.99%
   Class Z
   2010           $  9.30      $  0.24      $ 0.80         $-      $ 1.04       $ (0.33)      $    -         $ (0.33)     $ 10.01     11.25%      $    929          0.39%              2.28%              2.46%         32.67%
   2009             11.31         0.31       (1.46)         -       (1.15)        (0.40)       (0.46)          (0.86)        9.30     (9.00)%          672          0.40%              1.41%              3.53%         29.74%
   2008             12.70         0.23       (0.74) (#)     -       (0.51)        (0.26)       (0.62)          (0.88)       11.31     (4.40)% (#)      732          0.65%              5.13%              1.91%         51.96%
   2007             11.46         0.26        1.39          -        1.65         (0.20)       (0.21)          (0.41)       12.70     14.55%           586          1.30%             11.24%              2.02%        121.42%
   2006**           11.26         0.12        0.28          -        0.40         (0.12)       (0.08)          (0.20)       11.46      3.57%             1          1.30%            771.22%              1.60%        129.99%
   Institutional Class
   2010           $  9.26      $  0.35      $ 0.69         $-      $ 1.04       $ (0.33)      $    -         $ (0.33)     $  9.97     11.29%      $     27          0.39%              2.29%              3.55%         32.67%
   2009             11.28         0.30       (1.46)         -       (1.16)        (0.40)       (0.46)          (0.86)        9.26     (9.13)%        2,011          0.40%              0.58%              3.35%         29.74%
   2008             12.71         0.27       (0.78) (#)     -       (0.51)        (0.30)       (0.62)          (0.92)       11.28     (4.46)% (#)    6,196          0.85%              1.41%              2.24%         51.96%
   2007             11.46         0.23        1.43          -        1.66         (0.20)       (0.21)          (0.41)       12.71     14.64%        13,969          1.30%              1.39%              1.84%        121.42%
   2006             11.04         0.19        0.46          -        0.65         (0.15)       (0.08)          (0.23)       11.46      5.91%        12,890          1.30%              1.47%              1.64%        129.99%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                24

                                                                                                                                                                                    Ratio of
                                                                                                                                                                                   Expenses to
                                            Realized                                                                                                                               Average Net       Ratio of Net
                    Net                       and                                                                           Net                      Net                             Assets           Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                   Assets         Ratio            (Excluding           Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                     End        of Expenses        Waivers and          (Loss)       Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End        Total      of Period     to Average           Expense         to Average      Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period    Return†       (000)     Net Assets††,(1)   Reductions)††,(1)  Net Assets††,(1)   Rate†
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO

   Class A
   2010          $  8.87      $  0.15      $ 0.87         $-        $ 1.02     $ (0.23)     $     -        $ (0.23)      $  9.66    11.52%       $ 22,740           0.57%              1.08%             1.53%         37.54%
   2009            11.91         0.17       (2.37)         -         (2.20)      (0.16)       (0.68)         (0.84)         8.87   (17.27)%        25,782           0.57%              0.99%             2.00%         31.90%
   2008            13.76         0.10       (1.11) (#)     -         (1.01)      (0.15)       (0.69)         (0.84)        11.91    (7.86)% (#)    52,854           0.89%              1.26%             0.74%         43.04%
   2007            12.07         0.11        1.86          -          1.97       (0.07)       (0.21)         (0.28)        13.76    16.49%         58,969           1.55%              1.73%             0.84%        112.42%
   2006            11.30         0.09        0.76          -          0.85       (0.03)       (0.05)         (0.08)        12.07     7.58%         46,242           1.55%              1.91%             0.76%        111.99%
   Class C
   2010          $  8.67      $  0.07      $ 0.86         $-        $ 0.93     $ (0.16)     $     -        $ (0.16)      $  9.44    10.71%       $ 70,934           1.32%              1.74%             0.78%         37.54%
   2009            11.63         0.11       (2.31)         -         (2.20)      (0.08)       (0.68)         (0.76)         8.67   (17.90)%        92,373           1.32%              1.69%             1.33%         31.90%
   2008            13.59            -       (1.08) (#)     -         (1.08)      (0.19)       (0.69)         (0.88)        11.63    (8.55)% (#)   154,281           1.63%              1.88%            (0.02)%        43.04%
   2007            11.95         0.01        1.84          -          1.85           -        (0.21)         (0.21)        13.59    15.63%        161,855           2.30%              2.43%             0.09%        112.42%
   2006            11.24            -        0.76          -          0.76           -        (0.05)         (0.05)        11.95     6.80%         95,984           2.30%              2.62%             0.01%        111.99%
   Class Z
   2010          $  8.95      $  0.17      $ 0.88         $-        $ 1.05     $ (0.25)     $     -        $ (0.25)      $  9.75    11.77%       $    635           0.32%              2.59%             1.72%         37.54%
   2009            12.02         0.20       (2.40)         -         (2.20)      (0.19)       (0.68)         (0.87)         8.95   (17.07)%           508           0.32%              2.64%             2.34%         31.90%
   2008            13.84         0.13       (1.11) (#)     -         (0.98)      (0.15)       (0.69)         (0.84)        12.02    (7.64)% (#)       600           0.61%              4.40%             0.97%         43.04%
   2007            12.12         0.20        1.83          -          2.03       (0.10)       (0.21)         (0.31)        13.84    16.91%            530           1.30%             11.43%             1.40%        112.42%
   2006**          11.70         0.08        0.43          -          0.51       (0.04)       (0.05)         (0.09)        12.12     4.45%              1           1.30%            764.76%             0.98%        111.99%
   Institutional Class
   2010          $  8.95      $  0.28      $ 0.78         $-        $ 1.06     $ (0.26)     $     -        $ (0.26)      $  9.75    11.79%       $      7           0.32%              0.99%             2.99%         37.54%
   2009            12.01         0.19       (2.38)         -         (2.19)      (0.19)       (0.68)         (0.87)         8.95   (16.99)%         7,948           0.32%              0.61%             2.21%         31.90%
   2008            13.82         0.13       (1.11) (#)     -         (0.98)      (0.14)       (0.69)         (0.83)        12.01    (7.59)% (#)     8,836           0.70%              0.99%             0.98%         43.04%
   2007            12.12         0.15        1.86          -          2.01       (0.10)       (0.21)         (0.31)        13.82    16.74%         13,149           1.30%              1.37%             1.12%        112.42%
   2006            11.33         0.12        0.76          -          0.88       (0.04)       (0.05)         (0.09)        12.12     7.86%          8,136           1.30%              1.56%             1.00%        111.99%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                25

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                    Ratio of
                                                                                                                                                                                   Expenses to
                                            Realized                                                                                                                               Average Net       Ratio of Net
                    Net                       and                                                                           Net                      Net                             Assets           Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                   Assets         Ratio            (Excluding           Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                     End        of Expenses        Waivers and          (Loss)      Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End        Total      of Period     to Average           Expense          to Average    Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period    Return†       (000)     Net Assets††,(1)   Reductions)††,(1)   Net Assets††     Rate†
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO

   Class A
   2010         $   8.66       $  0.12       $ 0.99        $-        $ 1.11     $ (0.19)     $     -        $ (0.19)       $ 9.58     12.78%      $  16,721         0.57%              1.18%             1.26%        41.29%
   2009            12.33          0.10        (3.12)        -         (3.02)          -        (0.65)         (0.65)         8.66    (23.55)%        20,556         0.56%              1.03%             1.14%        27.09%
   2008            14.82          0.07        (1.67) (#)    -         (1.60)      (0.20)       (0.69)         (0.89)        12.33    (11.45)% (#)    43,129         0.91%              1.26%             0.48%        45.80%
   2007            12.70          0.03         2.34         -          2.37           -        (0.25)         (0.25)        14.82     18.76%         55,755         1.60%              1.83%             0.24%       104.92%
   2006            11.68          0.02         1.12         -          1.14       (0.02)       (0.10)         (0.12)        12.70      9.75%         30,459         1.60%              2.22%             0.17%        94.12%
   Class C
   2010         $   8.30       $  0.04       $ 0.96        $-        $ 1.00     $ (0.12)     $     -        $ (0.12)       $ 9.18     12.03%      $  36,655         1.32%              1.84%             0.47%        41.29%
   2009            11.95          0.03        (3.03)        -         (3.00)          -        (0.65)         (0.65)         8.30    (24.16)%        48,126         1.31%              1.75%             0.42%        27.09%
   2008            14.53         (0.04)       (1.61) (#)    -         (1.65)      (0.24)       (0.69)         (0.93)        11.95    (12.08)% (#)    83,127         1.66%              2.01%            (0.29)%       45.80%
   2007            12.55         (0.07)        2.30         -          2.23           -        (0.25)         (0.25)        14.53     17.86%         96,805         2.35%              2.56%            (0.50)%      104.92%
   2006            11.61         (0.07)        1.11         -          1.04           -        (0.10)         (0.10)        12.55      8.97%         50,152         2.35%              2.93%            (0.58)%       94.12%
   Class Z
   2010         $   8.77       $  0.05       $ 1.11        $-        $ 1.16     $ (0.21)     $     -        $ (0.21)       $ 9.72     13.22%      $   2,322         0.32%              1.33%             0.56%        41.29%
   2009            12.45          0.12        (3.15)        -         (3.03)          -        (0.65)         (0.65)         8.77    (23.40)%           667         0.32%              3.50%             1.46%        27.09%
   2008            14.91          0.09        (1.67) (#)    -         (1.58)      (0.19)       (0.69)         (0.88)        12.45    (11.25)% (#)       750         0.61%              5.47%             0.68%        45.80%
   2007            12.74          0.12         2.30         -          2.42           -        (0.25)         (0.25)        14.91     19.09%            648         1.35%             10.49%             0.77%       104.92%
   2006**          12.23          0.03         0.61         -          0.64       (0.03)       (0.10)         (0.13)        12.74      5.23%              1         1.35%            758.31%             0.39%        94.12%
   Institutional Class
   2010         $   8.77       $  0.32       $ 0.83        $-        $ 1.15     $ (0.21)     $     -        $ (0.21)       $ 9.71     13.10%      $     674         0.32%              0.67%             3.37%        41.29%
   2009            12.44          0.12        (3.14)        -         (3.02)          -        (0.65)         (0.65)         8.77    (23.34)%        17,845         0.31%              0.50%             1.39%        27.09%
   2008            14.91          0.09        (1.68) (#)    -         (1.59)      (0.19)       (0.69)         (0.88)        12.44    (11.32)% (#)    24,509         0.64%              0.84%             0.67%        45.80%
   2007            12.75          0.07         2.34         -          2.41           -        (0.25)         (0.25)        14.91     19.00%         24,927         1.35%              1.38%             0.51%       104.92%
   2006            11.70          0.06         1.12         -          1.18       (0.03)       (0.10)         (0.13)        12.75     10.08%         15,304         1.35%              1.68%             0.47%        94.12%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

 *   Per share amounts for the year or period are calculated based on average outstanding shares.
**   Class commenced operations on December 9, 2005.
 #   Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
 †   Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.
††   Ratios for periods less than one year have been annualized.
(1)  Ratio does not include expenses of the underlying funds.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                26

NOTES TO FINANCIAL STATEMENTS
AS OF JULY 31, 2010

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers seven series portfolios, of which the following are covered by this Annual Report - the Old Mutual Asset Allocation Conservative
Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio and the
Old Mutual Asset Allocation Growth Portfolio (each a "Fund" and collectively, the "Funds"). The Funds commenced operations on
September 30, 2004. The Trust's series portfolios whose financial statements are presented separately are the Old Mutual Analytic
Fund, the Old Mutual International Equity Fund and the Old Mutual Copper Rock Emerging Growth Fund.

Shareholders may purchase shares of the Funds through four separate classes, Class A, Class C, Class Z and Institutional Class shares. All classes have equal rights as to earnings, assets, and voting privileges, except that each class may have different distribution costs, dividends, registration costs, and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified investment management company. The Funds' prospectus provides a description of each Fund's investment objective, policies and investment strategies.

Each Fund is a "fund of funds," which seeks to achieve its investment objective by investing in a portfolio of affiliated underlying equity and fixed income funds that are advised by the Funds' investment adviser, Old Mutual Capital, Inc. (the
"Adviser"). In addition, a portion of its assets may be invested in cash, cash equivalents, or in money market funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities. Under normal circumstances, the Funds expect to invest their assets among equity and fixed income funds in the following ranges:

                        Fund                                  Equity Fund Allocation                    Fixed Income Fund Allocation
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                   20 - 40%                                   60 - 80%
Old Mutual Asset Allocation Balanced Portfolio                       50 - 70%                                   30 - 50%
Old Mutual Asset Allocation Moderate Growth Portfolio                70 - 90%                                   10 - 30%
Old Mutual Asset Allocation Growth Portfolio                        90 - 100%                                    0 - 10%
____________________________________________________________________________________________________________________________________

A brief description of each of the underlying funds that the Funds currently invest in is as follows.

Old Mutual Analytic U.S. Long/Short Fund seeks above-average total returns. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets. While the fund may invest in companies of any size, it generally invests in large- and mid-cap companies.
The fund may also invest in long and short positions of publicly traded equity securities. The fund's long and short positions may include equity securities of foreign issuers that are traded in U.S. markets. The fund generally takes long equity positions equal to approximately 120% of the fund's equity assets excluding cash, and short equity positions equal to approximately 20% of the fund's equity assets at the time of investment. The fund's long equity exposure ordinarily ranges from 110% to 125% of the fund's net assets and its short equity exposure ordinarily ranges from 10% to 33% of the fund's net assets. The cash received from short sales may be used to invest in long equity positions.

Old Mutual Barrow Hanley Core Bond Fund seeks to maximize total return. To pursue its objective, the fund normally invests at least
80% of its net assets in fixed income securities of varying maturities. Fixed income securities may include: U.S. government securities, including Treasury and agency securities, corporate obligations, inflation-indexed securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The fund may invest up to
25% of its total assets in U.S. dollar denominated foreign debt obligations. The fund may also invest up to 20% of its total assets in non-investment grade securities. The fund has no limitations on the range of maturities of the fixed income securities in which it can invest and will maintain an average portfolio duration that ranges from 80% to 120% of the average duration of the Barclays
Capital U.S. Aggregate Index. The sub-adviser will attempt to maintain an overall weighted average portfolio credit quality at a rating of "AA" (or equivalent) or higher from any nationally recognized statistical rating organization ("NRSRO").

Old Mutual Barrow Hanley Value Fund seeks long-term capital growth. The fund is a non-diversified fund. To pursue its objective, the fund normally invests in equity securities of large- and mid-cap companies with value characteristics. Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of the fund's sub-adviser, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value. These stocks often have above average dividend yields.

Old Mutual Copper Rock Emerging Growth Fund seeks to provide investors with capital appreciation. To pursue its objective, the fund normally invests primarily in equity securities of emerging growth companies. The fund emphasizes small- and mid-cap companies in its portfolio, that is, companies with market values generally within the range of market values of issuers included in the Russell
2500™ Growth Index. The fund may invest in emerging growth companies of any size. There is no minimum percentage of assets of either small- or mid-cap companies for the fund's investments, and it has the flexibility to invest substantially in either small-
or mid-cap issuers. The fund may at times be invested primarily in small-cap stocks.

                                                                27

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2010

Old Mutual Dwight High Yield Fund seeks to provide investors with a high level of current income. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, below investment-grade securities including high-yield corporate bonds and loans, municipal bonds, mortgage-backed and asset-backed securities, income-producing convertible securities, and preferred stocks. The fund may invest up to 30% of its assets in U.S. dollar denominated foreign debt obligations. The fund may also invest in derivative instruments such as options, futures contracts, credit default swaps, and swaps and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The fund's sub-adviser seeks to maintain a minimum average credit quality for the fund's investments at a rating of "B" (or equivalent) or higher from any NRSRO. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Corporate High-Yield Bond Index.

Old Mutual Dwight Intermediate Fixed Income Fund seeks a high level of current income consistent with relative stability of principal. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities. The fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities. The fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The fund's investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Intermediate Aggregate Bond Index. The fund's dollar weighted average maturity will typically be between 3 and 10 years.

Old Mutual Dwight Short Term Fixed Income Fund seeks a high level of current income consistent with maintaining a relatively high degree of stability of capital. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations of the U.S. Government and in investment grade debt securities rated AAA by
Standard & Poor's, Aaa by Moody's Investor Service, Inc. or deemed equivalent by the sub-adviser. The fund's weighted average maturity will typically be less than 3 years.

Old Mutual Focused Fund seeks above-average total returns over a 3 to 5 year market cycle. The fund is a non-diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-, medium- and large-cap companies. While the fund may invest in companies of any market capitalization, the fund generally invests in large-cap companies that the fund's sub-adviser believes have sustainable long-term growth prospects but are currently trading at modest relative valuations.

Old Mutual Heitman REIT Fund seeks to provide investors with a high total return consistent with reasonable risk. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts ("REITs"). The fund's sub-adviser considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

Old Mutual International Equity Fund seeks long-term capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. issuers. The fund allocates its assets to securities of issuers located in at least 3 non-U.S. countries and may invest in both developed and emerging markets. Generally, the fund limits its investments in any country to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom, or in securities quoted or denominated in the Japanese yen, the British pound, or the euro.

Old Mutual Large Cap Growth Fund seeks to provide investors with long-term capital growth. The fund is classified as a non-diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies with favorable growth prospects. For purposes of this fund, large cap companies are those companies with market capitalizations within the market capitalization range of those companies in the
Russell 1000 Growth Index.

Old Mutual Strategic Small Company Fund seeks capital growth. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies. For purposes of this fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000 Growth
Index.

Old Mutual TS&W Mid-Cap Value Fund seeks long-term growth. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies with value characteristics. For purposes of this fund, mid-cap companies are those companies with market capitalizations similar to the companies in the Russell
MidCap Value Index.

Old Mutual TS&W Small Cap Value Fund seeks long-term capital growth. To pursue its objective, the fund normally invests at least
80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with value characteristics. For purposes of this fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000 Value Index.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each
Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund.

                                                                28

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results could differ from those estimates.

Security Valuation - Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. Investment securities of an underlying fund managed by the Adviser, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE")
(normally 4:00 p.m., Eastern Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by each Board of Trustees of the underlying funds (the "Boards"). The underlying funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Boards. The underlying fund's Fair
Value Procedures are implemented through a Valuation Committee (the "Committee") designated by the Boards. A security may be valued using Fair Value Procedures if among other things the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating an underlying fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, of an underlying fund managed by the Adviser are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities of an underlying fund managed by the Adviser and traded on foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Boards.

Foreign securities of an underlying fund managed by the Adviser and traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the underlying funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Options of an underlying fund managed by the Adviser are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts of an underlying fund managed by the Adviser are valued at the settlement price established each day by the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

The Funds are subject to the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards Codification 820-10,
Fair Value Measurements and Disclosures, ("ASC 820-10"). ASC 820-10 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. For each Fund there were no significant transfers between Level 1 and Level
2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period. The aggregate value by input level, as of July 31, 2010, for each Fund's investments is included the Schedule of
Investments.

                                                                29

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2010

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments.
Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared at least annually, if available, except Old Mutual Asset Allocation Conservative Portfolio and Old Mutual Asset Allocation Balanced Portfolio, for which dividends are declared at least quarterly, if available. Distributions of net realized capital gains for each Fund are generally made to shareholders at least annually, if available.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Payments by Affiliates - For the year ended July 31, 2010, the Adviser reimbursed $1 (000) to the Old Mutual Asset Allocation
Moderate Growth Portfolio to remove a net asset value divergence caused by a large shareholder redemption. This amount is included in the total shares redeemed for the Institutional Class share transactions in the Statement of Changes in Net Assets.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial
Highlights.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemptions by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the year ended July 31, 2010, redemption fees of $1(000) were collected by Asset Allocation Growth
Portfolio (Class A). There were no other material redemption fees collected by the Funds.

                                                                30

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES
AND OTHER TRANSACTIONS WITH AFFILIATES
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital, Inc. is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH").
OMUSH is a direct, wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct, wholly owned subsidiary of Old
Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to an Investment
Advisory Agreement (the "Advisory Agreement"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows:

                                                                Management Fee                              Asset Level
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                  0.200%                        Less than $1 billion
                                                                    0.175%                        From $1 billion to $2 billion
                                                                    0.150%                        From $2 billion to $3 billion
                                                                    0.125%                        Greater than $3 billion

Old Mutual Asset Allocation Balanced Portfolio                      0.200%                        Less than $1 billion
                                                                    0.175%                        From $1 billion to $2 billion
                                                                    0.150%                        From $2 billion to $3 billion
                                                                    0.125%                        Greater than $3 billion

Old Mutual Asset Allocation Moderate Growth Portfolio               0.250%                        Less than $1 billion
                                                                    0.225%                        From $1 billion to $2 billion
                                                                    0.200%                        From $2 billion to $3 billion
                                                                    0.175%                        Greater than $3 billion

Old Mutual Asset Allocation Growth Portfolio                        0.250%                        Less than $1 billion
                                                                    0.225%                        From $1 billion to $2 billion
                                                                    0.200%                        From $2 billion to $3 billion
                                                                    0.175%                        Greater than $3 billion
____________________________________________________________________________________________________________________________________

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into an expense limitation agreement ("Expense Limitation Agreement") effective January 1, 2009, pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses (excluding acquired (underlying) fund fees and expenses) to a specified percentage of the Funds' average daily net assets through the dates specified below.

                                                                                           Institutional        Expiration Date
                                                           Class A    Class C    Class Z       Class         of Expense Limitation
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio          0.61%      1.36%      0.36%        0.36%           December 31, 2011
Old Mutual Asset Allocation Balanced Portfolio              0.64%      1.39%      0.39%        0.39%           December 31, 2011
Old Mutual Asset Allocation Moderate Growth Portfolio       0.57%      1.32%      0.32%        0.32%           December 31, 2011
Old Mutual Asset Allocation Growth Portfolio                0.57%      1.32%      0.32%        0.32%           December 31, 2011
____________________________________________________________________________________________________________________________________

Reimbursement by the Funds of the advisory fees waived and other expenses paid by the Adviser pursuant to the applicable expense limitation agreement that expired on December 31, 2008 may be made at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Fund to exceed the expense limitation.
Consequently, no reimbursement by these Funds will be made unless: (i) the Fund's assets exceed $75 million; (ii) such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed; (iii) the payment of such reimbursement is approved by the Board and (iv)
reimbursement is made within two fiscal years after the fiscal year in which fees were reimbursed or absorbed.

Reimbursement by the Funds of advisory fees waived and other expenses paid by the Adviser pursuant to the current Expense
Limitation Agreement may be made up to three years after the expenses were reimbursed or absorbed if such reimbursement does not cause the total operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed.

                                                                31

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2010

At July 31, 2010, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                                            Expires 2011     Expires 2012     Expires 2013   Total
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                              $ 98             $ 13             $148       $  259
Old Mutual Asset Allocation Balanced Portfolio                                   155               50              260          465
Old Mutual Asset Allocation Moderate Growth Portfolio                            336              218              507        1,061
Old Mutual Asset Allocation Growth Portfolio                                     278              120              396          794
____________________________________________________________________________________________________________________________________

Sub-Advisory Agreement - The Trust, on behalf of the Funds, and the Adviser have entered into a sub-advisory agreement (the
"Ibbotson Sub-Advisory Agreement") with Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson is a wholly owned subsidiary of
Ibbotson Associates, Inc., which is a wholly owned subsidiary of Morningstar, Inc. For the services provided and expenses incurred pursuant to the Ibbotson Sub-Advisory Agreement, Ibbotson is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each of the Funds, which is computed and paid monthly at an annual rate equal to the greater of
(i) 0.08% for average daily net assets up to $250 million, 0.07% for average daily net assets from $250 million to $500 million,
0.06% for average daily net assets from $500 million to $750 million, 0.05% for average daily net assets from $750 million to $1 billion, 0.04% for average daily net assets from $1 billion to $2 billion and 0.03% for average daily net assets over $2 billion, or (ii) $200,000. The Sub-Advisory Agreement obligates Ibbotson to: (i) recommend a continuous investment allocation program for each Fund in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of each Fund's investments; and (iii) recommend the allocation of the assets of each Fund by specific investment style mandate.

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the
Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

    Average Daily Net Assets                    Annual Fee Rate
________________________________________________________________

        $0 to $500 million                            0.10%
> $500 million up to $1 billion                       0.09%
> $1 billion up to $1.5 billion                       0.08%
          > $1.5 billion                              0.07%
________________________________________________________________

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Bank of New York Mellon ( the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the
Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator
pays the Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust and Old Mutual Funds II (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. With regard to the Funds, these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees: (1) $35,000 for each Fund; (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex, and (3) the greater of .01925% based on the combined average daily gross assets of the Old Mutual Complex or $425,000. Certain minimum fees apply. The Sub-Administration Agreement provides that the
Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the
Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the
Sub-Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the
Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the
Distribution Agreement, or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

                                                                 32

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of
Class A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested
Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Administrator will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Of the service and distribution fees the Distributor received for the year ended July 31, 2010, it retained the following:

                                                                                       Service Fees (000)    Distribution Fees (000)
____________________________________________________________________________________________________________________________________

                                                                                      Class A      Class C           Class C
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                      $1           $ 8               $25
Old Mutual Asset Allocation Balanced Portfolio                                           2            16                48
Old Mutual Asset Allocation Moderate Growth Portfolio                                    3            18                53
Old Mutual Asset Allocation Growth Portfolio                                             2            11                34
____________________________________________________________________________________________________________________________________

Other Service Providers - The Bank of New York Mellon serves as custodian for each of the Funds.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Funds. Pursuant to an agency agreement between the Trust and DST, DST also provides call center, correspondence and other shareholder account-related services to the
Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH's participant directed 401K, profit sharing and/or voluntary deferral plans which invest in the Old Mutual Complex (collectively, the "Deferred Plans"). The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Funds' Class Z shares within the Deferred Plans. During the year ended July 31, 2010, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in the Old Mutual Complex was approximately $38 (000).

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor
received no compensation from the Funds.

                                                                 33

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2010

4. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Boards of Trustees of the Trust and Old Mutual Funds II (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and
Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year ended July 31, 2010.

5. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Funds, for the year ended July 31, 2010 were as follows:

                                                                                                  Purchases (000)        Sales (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                                    $15,371              $25,687
Old Mutual Asset Allocation Balanced Portfolio                                                         30,254               60,847
Old Mutual Asset Allocation Moderate Growth Portfolio                                                  41,221               83,647
Old Mutual Asset Allocation Growth Portfolio                                                           29,506               69,568
____________________________________________________________________________________________________________________________________

6. CAPITAL SHARE TRANSACTIONS
____________________________________________________________________________________________________________________________________________

                                                          Old Mutual            Old Mutual            Old Mutual           Old Mutual
                                                       Asset Allocation      Asset Allocation      Asset Allocation     Asset Allocation
                                                         Conservative            Balanced           Moderate Growth          Growth
                                                           Portfolio             Portfolio             Portfolio            Portfolio
____________________________________________________________________________________________________________________________________________

                                                     8/1/09 to  8/1/08 to  8/1/09 to  8/1/08 to  8/1/09 to  8/1/08 to  8/1/09 to  8/1/08 to
                                                      7/31/10    7/31/09    7/31/10    7/31/09    7/31/10    7/31/09    7/31/10    7/31/09
____________________________________________________________________________________________________________________________________________

Shares Issued and Redeemed (000):
   Class A
   Shares Issued                                           273        775        364        968        293        435        255        380
   Shares Issued upon Reinvestment of Distributions         45         88         58        284         53        294         34        183
   Shares Redeemed                                        (534)      (952)    (1,021)    (2,510)      (898)    (2,261)      (918)    (1,687)
____________________________________________________________________________________________________________________________________________

   Total Class A Share Transactions                       (216)       (89)      (599)    (1,258)      (552)    (1,532)      (629)    (1,124)
____________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                           374      1,330        513      1,571        489      1,618        256        921
   Shares Issued upon Reinvestment of Distributions         55        119         93        419         87        636         42        362
   Shares Redeemed                                      (1,318)    (1,450)    (2,990)    (4,394)    (3,711)    (4,870)    (2,102)    (2,444)
____________________________________________________________________________________________________________________________________________

   Total Class C Share Transactions                       (889)        (1)    (2,384)    (2,404)    (3,135)    (2,616)    (1,804)    (1,161)
____________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                           150          6         26         17          9          1        306         11
   Shares Issued upon Reinvestment of Distributions          5          2          3          7          2          6          2          5
   Shares Redeemed                                         (69)       (43)        (9)       (17)        (2)         -       (145)         -
____________________________________________________________________________________________________________________________________________

   Total Class Z Share Transactions                         86        (35)        20          7          9          7        163         16
____________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                           139        687          3        165          3        373         76        731
   Shares Issued upon Reinvestment of Distributions         24         16          4         48         18         79         44        162
   Shares Redeemed                                        (181)      (724)      (222)      (545)      (909)      (300)    (2,086)      (828)
____________________________________________________________________________________________________________________________________________

   Total Institutional Class Share Transactions            (18)       (21)      (215)      (332)      (888)       152     (1,966)        65
____________________________________________________________________________________________________________________________________________

   Net Decrease in Shares Outstanding                   (1,037)      (146)    (3,178)    (3,987)    (4,566)    (3,989)    (4,236)    (2,204)
____________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either 0 or have been rounded to 0.

                                                                 34

7. AFFILIATED FUND OF FUNDS TRANSACTIONS
____________________________________________________________________________________________________________________________________

The Funds invest in certain mutual funds within the Old Mutual Complex, of which certain funds may be deemed to be under common control because they may share the same Board. A Fund's investment in any of the underlying funds may exceed 25% of the underlying fund's total assets. The financial statements for each of the underlying funds that are part of the Old Mutual Complex may be obtained at oldmutualfunds.com. A summary of the Funds' transactions in affiliated underlying funds during the year ended July 31,
2010 follows:

Old Mutual Asset Allocation Conservative Portfolio (000):

                                                                                      Unrealized                             Net
                                                            Purchases   Proceeds     Appreciation    Value at  Dividend   Realized
Underlying Fund                                              at Cost   from Sales   (Depreciation)   07/31/10   Income   Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                           $     1     $   810           $    -    $     -    $    1     $  (290)
   Old Mutual Analytic U.S. Long/Short Fund                        42         688              104        584        12        (248)
   Old Mutual Barrow Hanley Core Bond Fund                      5,862       5,964              990     16,237       713         502
   Old Mutual Barrow Hanley Value Fund                            308       2,053              317      2,285        43        (601)
   Old Mutual Copper Rock Emerging Growth Fund                    685          32               19        674         -           2
   Old Mutual Dwight High Yield Fund                              517       3,239              407      2,793       460         231
   Old Mutual Dwight Intermediate Fixed Income Fund             3,882       2,166              244      6,954       236          60
   Old Mutual Dwight Short Term Fixed Income Fund               1,564       1,983              124      5,417       134          14
   Old Mutual Focused Fund                                        206         577              151      1,200        17           7
   Old Mutual Growth Fund                                          42         642                -          -        42          95
   Old Mutual International Bond Fund                             246       4,572                -          -       142        (403)
   Old Mutual International Equity Fund                           120         698             (754)     2,769        60        (455)
   Old Mutual Large Cap Growth Fund                             1,469         628              358      1,896        12          30
   Old Mutual TS&W Mid-Cap Value Fund                              61       1,544              108      2,104        15        (361)
   Old Mutual TS&W Small Cap Value Fund                           366          91               20        305         1          10
____________________________________________________________________________________________________________________________________

Total                                                         $15,371     $25,687           $2,088    $43,218    $1,888     $(1,407)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio (000):

                                                                                      Unrealized                             Net
                                                            Purchases   Proceeds     Appreciation    Value at  Dividend   Realized
Underlying Fund                                              at Cost   from Sales   (Depreciation)   07/31/10   Income   Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                           $     8     $ 7,382          $     -    $     -    $    8    $ (3,358)
   Old Mutual Analytic U.S. Long/Short Fund                        41       4,244             (631)     1,758        41      (1,601)
   Old Mutual Barrow Hanley Core Bond Fund                      2,421       3,372            1,524     21,250       935         511
   Old Mutual Barrow Hanley Value Fund                          3,172       6,232            1,132     10,406       172      (3,131)
   Old Mutual Copper Rock Emerging Growth Fund                  1,450          39              100      1,514         -           3
   Old Mutual Discover Value Fund                                   -       2,172                -          -         4         642
   Old Mutual Dwight High Yield Fund                              575       3,828              459      3,064       511         329
   Old Mutual Dwight Intermediate Fixed Income Fund             1,647       1,733              231      4,937       191          52
   Old Mutual Dwight Short Term Fixed Income Fund               6,023       1,675               45      4,934        87           6
   Old Mutual Focused Fund                                      1,978       1,518             (809)     4,532        47          (5)
   Old Mutual Growth Fund                                          38         821                -          -        39         130
   Old Mutual Heitman Global Real Estate Securities Fund          256       1,492                -          -       155        (492)
   Old Mutual Heitman REIT Fund                                 1,455         454              409      1,988        30        (144)
   Old Mutual International Bond Fund                             296       5,711                -          -       172        (516)
   Old Mutual International Equity Fund                           241       6,350           (3,230)    11,019       241      (4,053)
   Old Mutual Large Cap Growth Fund                             8,422       4,545              685      6,136        39         247
   Old Mutual Strategic Small Company Fund                          3       2,195              (23)        86         3        (828)
   Old Mutual TS&W Mid-Cap Value Fund                              39       2,751             (943)     5,645        40        (624)
   Old Mutual TS&W Small Cap Value Fund                         2,189       4,333              533      4,177        17         270
____________________________________________________________________________________________________________________________________

Total                                                         $30,254     $60,847          $  (518)   $81,446    $2,732    $(12,562)
____________________________________________________________________________________________________________________________________

                                                                 35

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2010

Old Mutual Asset Allocation Moderate Growth Portfolio (000):

                                                                                      Unrealized                             Net
                                                            Purchases   Proceeds     Appreciation    Value at  Dividend   Realized
Underlying Fund                                              at Cost   from Sales   (Depreciation)   07/31/10   Income   Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                           $    11     $10,072          $     -    $     -    $   11    $ (5,101)
   Old Mutual Analytic U.S. Long/Short Fund                        75       4,811           (1,413)     3,724        75      (1,821)
   Old Mutual Barrow Hanley Core Bond Fund                      5,417       1,955            1,023     17,605       700         345
   Old Mutual Barrow Hanley Value Fund                          3,278      11,279            1,768     11,934       228      (4,902)
   Old Mutual Copper Rock Emerging Growth Fund                  2,620         148              102      2,586         -          12
   Old Mutual Discover Value Fund                                   -       3,912                -          -        10       1,213
   Old Mutual Dwight High Yield Fund                               36       1,572                -          -        36         128
   Old Mutual Dwight Intermediate Fixed Income Fund             3,241         743               82      3,113        70          14
   Old Mutual Dwight Short Term Fixed Income Fund               1,607       1,605                -          -         7          (2)
   Old Mutual Focused Fund                                      2,288       3,020           (1,115)     5,969        70        (243)
   Old Mutual Growth Fund                                          20       1,207                -          -        20         210
   Old Mutual Heitman Global Real Estate Securities Fund          638       3,671                -          -       387      (1,259)
   Old Mutual Heitman REIT Fund                                 3,875       1,047            1,013      4,823        67        (180)
   Old Mutual International Bond Fund                             192       3,745                -          -       111        (352)
   Old Mutual International Equity Fund                           425      11,744           (7,911)    18,436       425      (7,575)
   Old Mutual Large Cap Growth Fund                            13,485       5,800            1,169      9,972        63         208
   Old Mutual Strategic Small Company Fund                          4       5,531                -          -         4      (1,968)
   Old Mutual TS&W Mid-Cap Value Fund                              62       4,276           (1,501)     8,070        62        (952)
   Old Mutual TS&W Small Cap Value Fund                         3,947       7,509              962      7,753        35         556
____________________________________________________________________________________________________________________________________

Total                                                         $41,221     $83,647          $(5,821)   $93,985    $2,381    $(21,669)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio (000):

                                                                                      Unrealized                             Net
                                                            Purchases   Proceeds     Appreciation    Value at  Dividend   Realized
Underlying Fund                                              at Cost   from Sales   (Depreciation)   07/31/10   Income   Gain (Loss)
____________________________________________________________________________________________________________________________________

   Old Mutual Advantage Growth Fund                           $    12     $10,871          $     -    $     -    $   12    $ (5,365)
   Old Mutual Analytic U.S. Long/Short Fund                        52       3,827             (750)     1,979        51      (1,435)
   Old Mutual Barrow Hanley Value Fund                            486       9,670             (281)     8,690       184      (5,051)
   Old Mutual Barrow Hanley Core Bond Fund                      1,926          36               52      1,942        26           -
   Old Mutual Copper Rock Emerging Growth Fund                  2,802         790              135      2,197         -          50
   Old Mutual Discover Value Fund                                   -       2,902                -          -         7         232
   Old Mutual Focused Fund                                      1,059       3,157             (715)     3,658        57        (405)
   Old Mutual Growth Fund                                           5         167                -          -         5          34
   Old Mutual Heitman Global Real Estate Securities Fund          791       4,538                -          -       480      (1,518)
   Old Mutual Heitman REIT Fund                                 4,492       3,309            1,014      4,567        84        (534)
   Old Mutual International Equity Fund                         1,128       9,721           (5,929)    15,872       424      (6,298)
   Old Mutual Large Cap Growth Fund                            11,550       5,645              687      7,058        52         466
   Old Mutual Strategic Small Company Fund                          5       4,474                -          -         5      (1,415)
   Old Mutual TS&W Mid-Cap Value Fund                           2,271       3,272             (463)     6,140        48        (718)
   Old Mutual TS&W Small Cap Value Fund                         2,927       7,189              549      4,115        25         561
____________________________________________________________________________________________________________________________________

Total                                                         $29,506     $69,568          $(5,701)   $56,218    $1,460    $(21,396)
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 36

8. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds are subject to the provisions of FASB Accounting Standards Codification 740-10 ("ASC 740-10"), Income Taxes. ASC 740-10
requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds' tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have, a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not"
recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

ASC 740-10 requires management of the Funds to analyze all open tax years, fiscal years 2006 - 2009 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended July 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2010, primarily attributable to reclassifications of capital distributions received from underlying funds for tax purposes and losses disallowed according to section 362(e) of the Internal
Revenue Code, are not available to offset future income, were reclassified to the following accounts.

                                                                                        Increase/(Decrease)      Increase/(Decrease)
                                                                                           Undistributed             Accumulated
                                                               Increase/(Decrease)         Net Investment           Net Realized
                                                                 Paid-in Capital              Income                    Gain
                                                                      (000)                    (000)                    (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                    $(197)                   $487                    $(290)
Old Mutual Asset Allocation Balanced Portfolio                         (426)                    662                     (236)
Old Mutual Asset Allocation Moderate Growth Portfolio                   (82)                    500                     (418)
Old Mutual Asset Allocation Growth Portfolio                           (103)                     86                       17
____________________________________________________________________________________________________________________________________

The tax character of dividends and distributions declared during the years ended July 31, 2010 and 2009 were as follows:

                                                                                     Ordinary           Long Term
                                                                                      Income           Capital Gain        Total
                                                                                       (000)              (000)            (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio
   2010                                                                               $1,967             $    -           $ 1,967
   2009                                                                                2,678                669             3,347
Old Mutual Asset Allocation Balanced Portfolio
   2010                                                                                2,409                  -             2,409
   2009                                                                                6,147              3,748             9,895
Old Mutual Asset Allocation Moderate Growth Portfolio
   2010                                                                                2,245                  -             2,245
   2009                                                                                4,320              8,051            12,371
Old Mutual Asset Allocation Growth Portfolio
   2010                                                                                1,432                  -             1,432
   2009                                                                                1,501              5,562             7,063
____________________________________________________________________________________________________________________________________

                                                                 37

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JULY 31, 2010

As of July 31, 2010, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                         Undistributed                                     Unrealized            Other
                                           Ordinary        Capital Loss    Post October   Appreciation/        Temporary
                                            Income         Carryforwards      Losses      Depreciation        Differences    Total
                                             (000)             (000)           (000)          (000)              (000)       (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation
   Conservative Portfolio                    $111            $ (2,719)      $   (491)        $ 1,560             $ -       $ (1,539)
Old Mutual Asset Allocation
   Balanced Portfolio                          87             (20,726)        (4,629)         (1,886)              3        (27,151)
Old Mutual Asset Allocation
   Moderate Growth Portfolio                   99             (33,246)        (9,527)         (7,082)              -        (49,756)
Old Mutual Asset Allocation
   Growth Portfolio                           118             (26,778)       (10,160)         (7,964)             (3)       (44,787)
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through July 31, 2010 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of July 31, 2010, the following Funds had capital loss carry forwards available to offset future realized gains through the indicated expiration dates:

                                                                                                     2017        2018         Total
                                                                                                     (000)       (000)        (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                                                  $    -      $ 2,719      $ 2,719
Old Mutual Asset Allocation Balanced Portfolio                                                       1,664       19,062       20,726
Old Mutual Asset Allocation Moderate Growth Portfolio                                                5,460       27,786       33,246
Old Mutual Asset Allocation Growth Portfolio                                                         5,176       21,602       26,778
____________________________________________________________________________________________________________________________________

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments held by each Fund at July 31, 2010 were as follows:

                                                                                                                           Net
                                                                                                                        Unrealized
                                                                Federal Tax       Unrealized         Unrealized        Appreciation/
                                                                    Cost         Appreciation       Depreciation       Depreciation
                                                                   (000)             (000)              (000)             (000)
____________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio               $ 41,958           $2,540            $   (980)          $ 1,560
Old Mutual Asset Allocation Balanced Portfolio                     83,799            5,384              (7,270)           (1,886)
Old Mutual Asset Allocation Moderate Growth Portfolio             101,711            7,068             (14,150)           (7,082)
Old Mutual Asset Allocation Growth Portfolio                       64,666            3,557             (11,521)           (7,964)
____________________________________________________________________________________________________________________________________

9. NEW ACCOUNTING PRONOUNCEMENT
____________________________________________________________________________________________________________________________________

In January 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value
Measurements." ASU 2010-06 requires the Funds to include disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. Effective for interim and annual reporting periods beginning after December 15, 2010, the Funds will be required to include disclosures on purchases, sales, issuances and settlements in the reconciliation of activity in Level 3 fair value measurements. The disclosures about purchases, sales, issuances, and settlements in the reconciliation of activity in Level 3 fair value measurements will be effective for interim and annual reporting periods beginning after December 15, 2010. At this time, the Adviser is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

10. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Accounting Standards Codification 855-10 Subsequent Events, the Adviser has
evaluated the possibility of subsequent events existing in the Funds' financial statements and has determined that there are no material events that would require disclosure in the Funds' financial statements.

                                                                 38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Funds I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old
Mutual Asset Allocation Moderate Growth Portfolio and Old Mutual Asset Allocation Growth Portfolio (four of the seven funds constituting Old Mutual Funds I, hereafter referred to as the "Funds") at July 31, 2010 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United
States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
September 21, 2010

                                                                 39

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended
July 31, 2010, each Fund is designating the following items with regard to distributions paid during the year.

                                                                Qualifying
                                                              For Corporate                                                      Qualified
                                                                Dividends       Qualifying          U.S.         Qualified       Short Term
                                                               Receivable        Dividend        Government       Interest        Capital
Fund                                                          Deduction (1)     Income (2)      Interest (3)     Income (4)       Gain (5)
___________________________________________________________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio                 6.36%           7.66%            0.00%           0.02%           0.00%
Old Mutual Asset Allocation Balanced Portfolio                    15.82%          22.50%            0.00%           0.03%           0.00%
Old Mutual Asset Allocation Moderate Growth Portfolio             20.64%          43.66%            0.00%           0.03%           0.00%
Old Mutual Asset Allocation Growth Portfolio                      35.49%          90.26%            0.00%           0.04%           0.00%
===========================================================================================================================================

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax
    Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the Funds in the table to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation
    Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs
    Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S.
    withholding tax when paid to foreign investors.

                                                                 40

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at 888.772.2888; (ii) on the Trust's website at
oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2010 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the
operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

                                                                 41

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - July 31, 2010

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars)
of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of
$1,000 invested at the beginning of the period and held for the six-month period ended July 31, 2010.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The
Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               Annualized       Expenses                                                                      Annualized       Expenses
                                   Beginning      Ending         Expense          Paid                                             Beginning      Ending        Expense          Paid
                                    Account       Account        Ratios          During                                             Account       Account       Ratios          During
                                     Value         Value      for the Six      Six Month                                             Value         Value      for the Six      Six Month
                                     2/1/10       7/31/10     Month Period      Period*                                             2/1/10        7/31/10     Month Period      Period*
_________________________________________________________________________________________      _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class A                                   Old Mutual Asset Allocation Balanced Portfolio - Class Z
_________________________________________________________________________________________      _________________________________________________________________________________________

   Actual Fund Return              $1,000.00     $1,033.60        0.61%          $3.08            Actual Fund Return               $1,000.00     $1,034.90        0.39%          $1.97
   Hypothetical 5% Return           1,000.00      1,021.77        0.61            3.06            Hypothetical 5% Return            1,000.00      1,022.86        0.39            1.96
_________________________________________________________________________________________      _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class C                                   Old Mutual Asset Allocation Balanced Portfolio - Institutional Class
_________________________________________________________________________________________      _________________________________________________________________________________________

   Actual Fund Return               1,000.00      1,028.90        1.36            6.84            Actual Fund Return                1,000.00      1,034.10        0.39            1.97
   Hypothetical 5% Return           1,000.00      1,018.05        1.36            6.80            Hypothetical 5% Return            1,000.00      1,022.86        0.39            1.96
_________________________________________________________________________________________      _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Class Z                                   Old Mutual Asset Allocation Moderate Growth Portfolio - Class A
_________________________________________________________________________________________      _________________________________________________________________________________________

   Actual Fund Return               1,000.00      1,035.00        0.34            1.72            Actual Fund Return                1,000.00      1,034.30        0.57            2.88
   Hypothetical 5% Return           1,000.00      1,023.11        0.34            1.71            Hypothetical 5% Return            1,000.00      1,021.97        0.57            2.86
_________________________________________________________________________________________      _________________________________________________________________________________________

Old Mutual Asset Allocation Conservative Portfolio - Institutional Class                       Old Mutual Asset Allocation Moderate Growth Portfolio - Class C
_________________________________________________________________________________________      _________________________________________________________________________________________

   Actual Fund Return               1,000.00      1,034.80        0.36            1.82            Actual Fund Return                1,000.00      1,030.60        1.32            6.65
   Hypothetical 5% Return           1,000.00      1,023.01        0.36            1.81            Hypothetical 5% Return            1,000.00      1,018.25        1.32            6.61
_________________________________________________________________________________________      _________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio - Class A                                       Old Mutual Asset Allocation Moderate Growth Portfolio - Class Z
_________________________________________________________________________________________      _________________________________________________________________________________________

   Actual Fund Return               1,000.00      1,032.60        0.64            3.23            Actual Fund Return                1,000.00      1,035.00        0.32            1.61
   Hypothetical 5% Return           1,000.00      1,021.62        0.64            3.21            Hypothetical 5% Return            1,000.00      1,023.21        0.32            1.61
_________________________________________________________________________________________      _________________________________________________________________________________________

Old Mutual Asset Allocation Balanced Portfolio - Class C                                       Old Mutual Asset Allocation Moderate Growth Portfolio - Institutional Class
_________________________________________________________________________________________      _________________________________________________________________________________________

   Actual Fund Return               1,000.00      1,028.90        1.39            6.99            Actual Fund Return                1,000.00      1,035.00        0.32            1.61
   Hypothetical 5% Return           1,000.00      1,017.90        1.39            6.95            Hypothetical 5% Return            1,000.00      1,023.21        0.32            1.61
_________________________________________________________________________________________      _________________________________________________________________________________________

                                                                 42

                                                               Annualized       Expenses
                                    Beginning     Ending         Expense          Paid
                                     Account      Account        Ratios          During
                                      Value        Value      for the Six      Six Month
                                      2/1/10      7/31/10     Month Period      Period*
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class A
_________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,035.70        0.57%          $2.88
   Hypothetical 5% Return            1,000.00     1,021.97        0.57            2.86
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class C
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,032.60        1.32            6.65
   Hypothetical 5% Return            1,000.00     1,018.25        1.32            6.61
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Class Z
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,037.40        0.32            1.62
   Hypothetical 5% Return            1,000.00     1,023.21        0.32            1.61
_________________________________________________________________________________________

Old Mutual Asset Allocation Growth Portfolio - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,037.40        0.32            1.62
   Hypothetical 5% Return            1,000.00     1,023.21        0.32            1.61
_________________________________________________________________________________________

*  Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                                 43

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
As of July 31, 2010 (Unaudited)

_________________________________________________________________________________________________________________________________________________________________________________

INDEPENDENT TRUSTEES
_________________________________________________________________________________________________________________________________________________________________________________

                                                                                                                     Number of Funds
                                                                                                                    in the Old Mutual
                              Position(s)        Term of Office*                                                       Fund Complex               Other Directorships
                             Held with the        and Length of               Principal Occupation(s)                    Overseen                   Held by Trustee
Name and Age                     Trust             Time Served                During Past Five Years                    by Trustee               During Past Five Years
_________________________________________________________________________________________________________________________________________________________________________________

L. Kent Moore                Chairman of            Since 2004       Managing Member, Eagle River Ventures,                22              TS&W/Claymore Tax-Advantaged
(Age: 54)                    the Board and                           LLC (investments) since 2003. Chairman,                               Balanced Fund, Old Mutual/
                             Trustee                                 Foothills Energy Ventures, LLC, since                                 Claymore Long Short Fund,
                                                                     2006. Partner, WillSource Enterprise,                                 Old Mutual Funds II.
                                                                     LLC (oil and gas exploration and
                                                                     production), 2005 to 2006. Managing
                                                                     Director, High Sierra Energy, LP (holding
                                                                     company of natural resource related
                                                                     businesses), 2004 - 2005.
_________________________________________________________________________________________________________________________________________________________________________________

John R. Bartholdson          Trustee                Since 2004       Retired. Chief Financial Officer, The                 22              ING Clarion Global Real Estate
(Age: 65)                                                            Triumph Group, Inc. (manufacturing),                                  Income Fund, Old Mutual Funds II.
                                                                     1992 - 2007.
_________________________________________________________________________________________________________________________________________________________________________________

Robert M. Hamje              Trustee                Since 2004       Retired. President and Chief Investment               22              TS&W/Claymore Tax-Advantaged
(Age: 68)                                                            Officer, TRW Investment Management                                    Balanced Fund, Old Mutual/
                                                                     Company (investment management),                                      Claymore Long-Short Fund, Old
                                                                     1984 - 2003.                                                          Mutual Funds II.
_________________________________________________________________________________________________________________________________________________________________________________

Jarrett B. Kling             Trustee                Since 2004       Managing Director, ING Clarion                        22              ING Clarion Global Real Estate
(Age: 67)                                                            Real Estate Securities (investment                                    Income Fund, ING Clarion, Old
                                                                     management), since 1998.                                              Mutual Funds II.
_________________________________________________________________________________________________________________________________________________________________________________

INTERESTED TRUSTEE AND ADVISORY TRUSTEE
_________________________________________________________________________________________________________________________________________________________________________________

                                                                                                                     Number of Funds
                                                                                                                    in the Old Mutual
                              Position(s)        Term of Office*                                                       Fund Complex               Other Directorships
                             Held with the        and Length of               Principal Occupation(s)                    Overseen                   Held by Trustee
Name and Age                     Trust             Time Served                During Past Five Years                    by Trustee               During Past Five Years
_________________________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters**         Interested             Since 2006       Chief Executive Officer, since 2008,                  7               Old Mutual Capital, Inc., Old Mutual
(Age: 50)                    Trustee,                                President, since 2006, and Chief                                      Investment Partners, Old Mutual
                             President,                              Operating Officer (2006 - 2008), Old                                  Fund Services.
                             and Principal                           Mutual Capital, Inc. President and Chief
                             Executive                               Executive Officer, Scudder family of
                             Officer                                 funds, 2004 - 2005).
_________________________________________________________________________________________________________________________________________________________________________________

Walter W. Driver, Jr.***     Advisory               Since 2006       Chairman - Southeast, Goldman Sachs                   22              Total Systems Services, Inc., Equifax,
(Age: 65)                    Trustee                                 & Co., since 2006. Chairman, King &                                   Inc., Old Mutual Funds II.
                                                                     Spalding LLP (law firm), 1970 - 2006.
_________________________________________________________________________________________________________________________________________________________________________________

*   Trustee of the Trust until such time as his or her successor is duly elected and appointed.

**  Mr. Sluyters is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Adviser.

*** Mr. Driver is considered to be an "interested person" of the Trust, as that term is defined in the 1940 Act, due to his employment at Goldman Sachs & Co. and the possibility that the Trust may execute trades with Goldman Sachs & Co. acting as principal. As an Advisory Trustee, Mr. Driver has no voting rights.

                                                                 44

Trust Officers

The Board elects the Officers of the Trust to actively supervise its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The
Officers of the Trust receive no direct compensation from the Trust of the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

_________________________________________________________________________________________________________________________________________________________________________________

Officers
_________________________________________________________________________________________________________________________________________________________________________________

                                                         Term of Office
                                Position Held             and Length of                                    Principal Occupation(s)
Name and Age*                   with the Trust            Time Served**                                      During Past 5 Years
_________________________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters           President and Principal       Since 2006           Chief Executive Officer, since 2008, President, since 2006, and Chief Operating
(Age: 50)                    Executive Officer                                  Officer, October 2006 - June 2008, Old Mutual Capital, Inc. President, Chief
                                                                                Financial Officer and Treasurer, Old Mutual Fund Services, since 2006. President, since 2008, Old Mutual Investment Partners. President and Chief Executive
                                                                                Officer, Scudder family of funds, 2004 - 2005.
_________________________________________________________________________________________________________________________________________________________________________________

Robert T. Kelly              Treasurer and Principal       Since 2006           Vice President, since 2007, Old Mutual Capital, Inc. and Vice President, since
(Age: 41)                    Financial Officer                                  2006, Old Mutual Fund Services. Vice President of Portfolio Accounting, Founders
                                                                                Asset Management LLC, 2000 - 2006.
_________________________________________________________________________________________________________________________________________________________________________________

Andra C. Ozols               Vice President and            Since 2005           Chief Administrative Officer, since 2009, Senior Vice President, Secretary, and
(Age: 49)                    Secretary                                          General Counsel, since 2005, Old Mutual Capital, Inc. and Old Mutual Investment
                                                                                Partners. Senior Vice President, Secretary, and General Counsel, since 2005, Old
                                                                                Mutual Fund Services. Executive Vice President, 2004 - 2005, General Counsel
                                                                                and Secretary, 2002 - 2005, and Vice President, 2002 - 2004, ICON Advisors,
                                                                                Inc. Director of ICON Management & Research Corporation, 2003 - 2005.
                                                                                Executive Vice President, 2004 - 2005, General Counsel and Secretary,
                                                                                2002 - 2005, and Vice President, 2002 - 2004, ICON Distributors, Inc. Executive
                                                                                Vice President and Secretary, ICON Insurance Agency, Inc., 2004 - 2005.
_________________________________________________________________________________________________________________________________________________________________________________

Kathryn A. Burns             Vice President,        Vice President and Chief    Vice President and Chief Compliance Officer, since 2010, Regulatory Reporting
(Age: 33)                    Chief Compliance          Compliance Officer       Manager, since 2006, and Assistant Vice President, 2009 - 2010, Old Mutual
                             Officer and Assistant   since 2010; Assistant      Fund Services. Chief Compliance Officer and Vice President, since 2010, Old
                             Treasurer                Treasurer since 2006      Mutual Capital, Inc. Manager, 2004 - 2006, PricewaterhouseCoopers LLP.
_________________________________________________________________________________________________________________________________________________________________________________

Kathryn L. Santoro           Vice President and       Vice President since      Vice President and Associate General Counsel, since 2009, and Associate
(Age: 36)                    Assistant Secretary        2010, Assistant         Counsel, 2005 - 2009, Old Mutual Capital, Inc. Associate Attorney, Hall & Evans,
                                                      Secretary since 2007      LLC, 2004 - 2005.
_________________________________________________________________________________________________________________________________________________________________________________

                                                                 45

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

The Board of Trustees of ("Board" or "Trustees") of Old Mutual Funds I (the "Trust") is required to annually approve the renewal of the Trust's advisory agreements. During the contract renewal meetings held on May 18, 2010 and June 25, 2010, the Board as a whole, and the disinterested or "Independent" Trustees voting separately, unanimously approved the continuance of the investment advisory agreement (the "Advisory Agreement") for each series portfolio of the Trust (each a "Fund" and together, the "Funds") with Old
Mutual Capital, Inc. ("OMCAP" or "Adviser"). The Trustees, including all of the Independent Trustees voting separately, also unanimously approved the continuance of the sub-advisory agreements (each a "Sub-Advisory Agreement" and, together with the Advisory
Agreement, the "Agreements") with the Funds' sub-advisers: Acadian Asset Management, LLC ("Acadian"); Analytic Investors, LLC;
Copper Rock Capital Partners, LLC ("Copper Rock"); and Ibbotson Associates Advisors, LLC ("Ibbotson") (each a "Sub-Adviser" and together, the "Sub-Advisers"). The Agreements were approved for a one year period ending July 31, 2011. In doing so, the Board determined, in exercise of their business judgment, that the overall advisory arrangements with each Fund were in the best interests of each Fund and its shareholders and that the compensation to the Adviser and Sub-Advisers is fair and reasonable.

The Board's Evaluation Process

The Board met throughout the year to review the performance of the Funds, including comparative performance information and periodic asset flow data. Over the course of the year, the Board met with portfolio managers for the Funds and other members of management to review the performance, investment objective(s), policies, trading, strategies and techniques used in managing each Fund. The
Trustees also received and reviewed a considerable amount of information and analysis from Old Mutual Capital in response to requests of the Independent Trustees and their independent legal counsel. In the course of its deliberations, the Board evaluated, among other things, the qualifications of the investment personnel at OMCAP and each of the Sub-Advisers; the compliance programs of
OMCAP and the Sub-Advisers; brokerage practices, including the extent the Sub-Advisers obtained research through "soft dollar"
arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the Agreements.

In addition to meeting throughout the year, at its designated contracts renewals meetings, the Board conducted an in-depth review of the performance, advisory fees, total expense ratios, OMCAP's contractual agreement to limit the Funds' expenses, and other matters related to the Funds. The Board also received a report on comparative mutual fund performance, advisory fees, and expense levels for each Fund (the "Peer Reports") prepared by Lipper, Inc. ("Lipper"), an independent mutual fund statistical service. Throughout their consideration of the Agreements, the Independent Trustees were advised by their independent legal counsel.

During the annual contract renewal process, the Board considered the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Funds, and did not identify any one particular factor that was controlling. The material factors and conclusions that formed the basis for the Trustees' approval of the continuation of the Agreements are discussed below.

Nature and Extent of Services. The Board reviewed the nature, extent and quality of services provided by OMCAP and the Sub-Advisers, taking into account the investment objective and strategy of each Fund, the knowledge the Trustees gained from their regular meetings with management, and their ongoing review of information related to the Funds. In addition, the Board reviewed the resources and key personnel of OMCAP and each Sub-Adviser, with particular emphasis placed on employees providing investment management services to the Funds. The Board also considered the other services provided to the Funds by OMCAP, its affiliates, and the Sub-Advisers, such as managing the execution of portfolio transactions and the selection of broker/dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Trustees; communicating with shareholders; and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Board also considered the steps that OMCAP and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, fund operations, shareholder services and compliance.

Advisory Fees. The Board reviewed the Funds' advisory fees compared to funds in each Fund's expense group as determined by Lipper.
The Board also compared each Fund's net effective management fee, which is the net fee after waivers and reimbursements by the
Adviser pursuant to the contractual expense limitation arrangements. The Board noted that OMCAP has contractually agreed to limit expenses of the Funds through at least December 31, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of shares of the Funds. Current management fees and effective management fees after expense limitations were reviewed in the context of the Adviser's costs of providing services and its profitability, with the Board noting that during the previous year, the Adviser has not realized a profit on any of the Funds. It was noted that one Fund was marginally profitable at an enterprise level, taking into account the sub-advisory fees received by an affiliated sub-adviser. The Board also reviewed advisory fee levels compared to other similar investment accounts managed by the
Adviser and Sub-Advisers. Further, the Board considered the new management fee reduction for the Old Mutual Analytic Fund. The Board also considered that five of the seven Funds had advisory fee breakpoints based on certain asset level thresholds and the Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale. The Board also considered that given the lack of profitability of each of the Funds, it was not appropriate to consider additional breakpoints for the Funds.

                                                                 46

Profitability and Financial Resources. The Board reviewed information from OMCAP concerning the costs of the advisory and other services that OMCAP provides to the Funds and the profitability of OMCAP in providing these services. The Board also reviewed information concerning the financial condition of OMCAP and its affiliates. The Board considered the overall financial condition of
Old Mutual U.S. Holdings, OMCAP's parent company, as well as the financial condition of Old Mutual plc, the ultimate parent of OMCAP and its affiliates. The Board noted that OMCAP continues to operate at a net loss although its financial condition has improved as a result of the fund rationalization and corporate restructuring that had taken place the previous year. The Board considered whether
OMCAP is financially sound and has the resources necessary to perform obligations under the Advisory Agreement, and concluded that
OMCAP, with the backing of its parent company, has the financial resources necessary to fulfill these obligations. The Board also considered whether each Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Sub-Adviser has the financial resources necessary to fulfill these obligations.

Collateral Benefits to OMCAP and its Affiliates. The Board considered various other benefits received by OMCAP and its affiliates resulting from the relationship with the Funds, including increased visibility in the investment community and the fees received by
OMCAP and its affiliates for their provision of administrative and distribution services to the Funds. The Board considered the performance of OMCAP and its affiliates in providing these services and the organizational structure employed to provide these services. The Board weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual
Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent company. The Board also considered that these services are provided to the Funds pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board also considered that OMCAP retains a small portion of the sales charge on Class A shares.

The Board considered the benefits realized by the Sub-Advisers as a result of portfolio brokerage transactions executed through
"soft dollar" arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from the Sub-Advisers to the Funds and therefore may reduce the Sub-Advisers' expenses. The Board also considered that the soft dollar benefits may enhance the ability of the Adviser or the Sub-Advisers to obtain research and brokerage services, which may inure to the benefit of other clients.

Approval of Agreements

Discussed below in more detail is the Board's consideration of the Funds' contractual and net advisory fees as well as a discussion of the investment performance of each Fund.

Balanced Portfolio. In connection with the approval of the renewal of the Agreements related to the Old Mutual Asset Allocation
Balanced Portfolio ("Balanced Portfolio"), the Trustees considered the fact that while contractual advisory fees ranked five out of the seven funds in the expense group, the actual net advisory fee for the Balanced Portfolio was zero as a result of fee waivers, which ranked the Portfolio tied for first in the peer group, while the Balanced Portfolio's total expenses ranked eight out of nine funds. The Board considered the relatively small asset base of the Balanced Portfolio and the continuing efforts of the Adviser with respect to expenses. The Trustees considered the fact that while the total return performance for the Balanced Portfolio for the one-year period ended March 31, 2010 ranked six out of nine funds in its performance group, the Balanced Portfolio's longer term performance generally ranked more favorably, with the Balanced Portfolio ranking four out of nine funds for the two-year period, six out of eight funds for the three-year period, three out of six funds for the four-year period, and four out of six funds for the five-year and since inception periods.

Conservative Portfolio. In connection with the approval of the renewal of the Agreements related to the Old Mutual Asset Allocation
Conservative Portfolio ("Conservative Portfolio"), the Trustees considered the fact that while the contractual advisory fee ranked four out of the seven funds in the expense group, the actual net advisory fee for the Conservative Portfolio was zero as a result of fee waivers, which ranked the Portfolio tied for first in the peer group, while the Conservative Portfolio's total expenses ranked eight out of ten funds. The Board considered the relatively small asset base of the Conservative Portfolio and the continuing efforts of the Adviser with respect to expenses. The Trustees considered the fact that while the total return performance for the
Conservative Portfolio for the one-year period ended March 31, 2010 ranked nine out of ten funds in its performance group, the
Conservative Portfolio's longer term performance ranked in the first quintile for the two, three, four, five year and since inception periods, with the Conservative Portfolio ranking two out of ten funds for the two-year period, one out of nine funds for the three-year period, one out of seven funds for the four-year period, and two out of seven funds for the five-year and since inception periods. It was noted that due to its higher fixed income allocation, the Conservative Portfolio is generally more conservative than the other funds in its performance group, and that while the higher fixed income allocation generally contributed to relative performance over the longer periods, it detracted from the shorter-term performance due to the outperformance of equities during that time frame.

                                                                 47

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)

Growth Portfolio. In connection with the approval of the renewal of the Agreements related to the Old Mutual Asset Allocation Growth
Portfolio ("Growth Portfolio"), the Trustees considered the fact that while the contractual advisory fee ranked five out of the six funds in the expense group, the actual net advisory fee for the Growth Portfolio was zero as a result of fee waivers, which ranked the Portfolio tied for first in its expense group, while the Growth Portfolio's total expenses ranked five out of eight funds. The
Board considered the relatively small asset base of the Growth Portfolio and the continuing efforts of the Adviser with respect to expenses. The Trustees considered that Lipper did not compile a performance group for the Growth Portfolio because of the limited number of multi-cap growth funds in the group, but that Lipper did compare the Growth Portfolio's performance to a broad-based performance universe. The Board noted that performance ranking for the Growth Portfolio versus its broader performance universe for the one year period ended March 31, 2010 was 202 out of 452 funds, which was an improvement over the performance ranking for the previous periods, with the Growth Portfolio ranking 342 out of 414 funds for the two-year period, 348 out of 381 for the three-year period, 267 out of 332 funds for the four-year period, 233 out of 302 funds for the five-year period and 214 out of 298 funds for the since inception period.

Moderate Growth Portfolio. In connection with the approval of the renewal of the Agreements related to the Old Mutual Asset
Allocation Moderate Growth Portfolio ("Moderate Growth Portfolio"), the Trustees considered the fact that while the contractual advisory fee ranked five out of the six funds in the expense group, the actual net advisory fee for the Moderate Growth Portfolio was zero as a result of fee waivers, which ranked the Portfolio tied for first out of a peer group of six funds, while the Moderate
Growth Portfolio's total expenses ranked seven out of eight funds. The Board considered the relatively small asset base of the
Moderate Growth Portfolio and the continuing efforts of the Adviser with respect to expenses. The Trustees considered the fact that the total return performance for the Moderate Growth Portfolio for the one-year period ended March 31, 2010 ranked four out of eight funds, an improvement over the performance ranking for the two, three and four year periods, with the Moderate Growth Portfolio ranking eight out of eight funds for the two-year and three year periods, six out of six fund for the four-year period, three out of six funds for the five-year period and three out of five funds for the since inception period. It was noted that the Moderate Growth
Portfolio is generally more aggressive that the other funds in its performance group due to its higher equity allocation and REIT holdings, and that while the higher equity allocation generally contributed to relative over-performance over the short term, it detracted from the longer-term performance due to the underperformance of equities during that time frame.

Board Approvals

Following extended discussions concerning this information, the Board determined that the Agreements were reasonable in light of the nature and the quality of the services provided, and that approval of the Agreements was consistent with the best interests of each
Fund and its shareholders. The Board concluded, among other things:

     o that the level of fees to be charged by the Adviser to the Funds is comparable to the fees charged by the Adviser to the other similar funds it advises, as well as to fees charged by other investment advisers to other funds with similar investment strategies, and is therefore reasonable, considering the services provided by the Adviser;

     o that the level of fees to be charged by the Sub-Advisers to the Funds compared to the fees charged by the Sub-Advisers to other advised accounts taking into consideration certain differences of the various accounts , as well as to fees charged by other investment advisers to other funds with similar investment strategies, is reasonable, considering the services provided by the Sub-Advisers;

     o that each Fund's performance was generally competitive with that of its performance peer group or steps had been or would be taken to improve relative performance;

     o that the Adviser's willingness to waive its fees and reimburse expenses to reduce Fund expenses indicates a high level of commitment on the part of the Adviser;

     o that the profitability of each Fund to the Adviser and applicable Sub-Adviser, when positive, was reasonable in light of all the circumstances;

     o that the Adviser and Sub-Advisers are experienced and possess significant experience in managing particular asset classes;

     o that the Adviser and the Sub-Advisers have demonstrated their commitment to provide sufficient staffing resources and capabilities to manage the Funds, including the retention of personnel with relevant investment management experience; and

     o that the Adviser and Sub-Advisers appear to have overall high quality in terms of their personnel, operations, investment management capabilities, and methodologies.

                                                                 48

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual
Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You
may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds I, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-10-069 09/2010

[OLD MUTUAL LOGO]
          Funds I

                                                         Old Mutual Funds I

                                                           ANNUAL REPORT

                                                           July 31, 2010

Old Mutual Analytic Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund

TABLE OF CONTENTS

About This Report                                                                                            1

Message to Shareholders                                                                                      3

Management Discussion of Fund Performance
and Schedules of Investments

   Old Mutual Analytic Fund
      Class A (ANAEX), Class C (ANCEX), Class Z (ANDEX), Institutional Class (ANIEX)                         4

   Old Mutual Copper Rock Emerging Growth Fund
      Class A (OMARX), Class Z (OMZRX), Institutional Class (OMIRX)                                         15

   Old Mutual International Equity Fund
      Class A (OMXAX), Class Z (OMXZX), Institutional Class (OMXIX)                                         22

Statements of Assets & Liabilities                                                                          32

Statements of Operations                                                                                    33

Statements of Changes in Net Assets                                                                         34

Statement of Cash Flows                                                                                     36

Financial Highlights                                                                                        37

Notes to Financial Statements                                                                               40

Report of Independent Registered Public Accounting Firm                                                     50

Notice to Shareholders                                                                                      51

Proxy Voting and Portfolio Holdings                                                                         52

Fund Expenses Example                                                                                       53

Board of Trustees and Officers of the Trust                                                                 54

Board Review and Approval of Investment
Management and Sub-Advisory Agreements                                                                      56

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call toll-free at 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable. Each of the Funds offers Class A, Class
Z and Institutional Class shares. The Old Mutual Analytic Fund also offers Class C shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions and Fund holdings as of July 31, 2010, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry or security of the Funds. Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of July 31, 2010 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased will remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors.
There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a
Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivatives purchased or sold.

                                                                 1

ABOUT THIS REPORT - concluded

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The total return figures for the Morgan Stanley Capital International ("MSCI") EAFE®
Index assumes change in security prices and the deduction of local taxes. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Indexes:

Citigroup 3-month Treasury Bill Index

The Citigroup 3-month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The
3-month Treasury Bill Indexes consist of the last three three-month Treasury Bill issues.

MSCI EAFE® Index

The unmanaged MSCI EAFE® Index is a market capitalization-weighted index designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 2010, the MSCI EAFE Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland,
Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United
Kingdom.

Russell 2500™ Growth Index

The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor's 500

The unmanaged Standard & Poor's 500 ("S&P 500") is a market value-weighted index of large-cap common stocks considered representative of the broad market.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

                                                                 2

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

At the beginning of the fiscal year, investors saw stock markets around the world climb higher. There were signs that an economic recovery was intact and that the recession may be over. By autumn of 2009, there were reports that U.S. home sales were stronger than expected and the Federal Reserve Board vowed to keep interest rates low. In fact, the third and fourth quarters of 2009 were not only good for the major market indexes, but for small-caps specifically. As history has shown, small-cap stocks tend to recover more quickly coming out of a recession and outperform their large-cap counterparts. This held true as the small-cap segment posted its best start to the calendar year since 2006. However, the upward trajectory came to an abrupt end in May and June of 2010, and there was a strong reversal in the markets' positive strength. This was due in large part to the sell-off that began in late April when fears took hold that some heavily indebted European countries, such as Greece, may default on their sovereign debt. Even the small-cap markets, which had such a strong showing during the first quarter of 2010, experienced their worst second calendar-year quarter in history, though they still managed to outperform large-caps. It wasn't until July, the final month of the 12-month reporting period, that markets rebounded.

While the economic picture may be muddled, many of the sub-advisers to the Old Mutual Funds I portfolios believe that though investors remain cautious of the potential for a double-dip recession, the likelihood of a second recession coming to fruition is relatively low. That said, many of the sub-advisers believe that investors will begin to focus on important long-term drivers of growth - valuation, earnings and quality - and, going forward, there may be significant opportunities for active stock selection in those higher-quality companies with improving earnings.

As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the
Old Mutual Funds I portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds I

                                                                 3

OLD MUTUAL ANALYTIC FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    For the fiscal year ended July 31, 2010, Class A shares of the Old Mutual Analytic Fund posted a 3.92% return at net asset value, while the S&P 500 returned 13.84% and the Citigroup 3-month Treasury Bill Index returned 0.12%.

o    Sectors that detracted from performance included information technology, industrials and utilities. On the contrary, healthcare, energy and materials were among the sectors that contributed positively to performance.

o    Long positions in AmerisourceBergen, Ford Motor and Comcast were among the top contributors for the period.

o    Among the top detractors for the period were short positions in Liberty Media Capital and Goldman Sachs Group, and a long position in Micron Technology.

Q.   How did the Fund perform relative to its Index?

A.   For the fiscal year ended July 31, 2010, Class A shares of the Old Mutual Analytic Fund (the "Fund") posted a 3.92% return at net asset value, while the S&P 500 returned 13.84% and the Citigroup 3-month Treasury Bill Index returned 0.12%. Performance for all share classes can be found on page 6.

Q.   What investment environment did the Fund face during the past year?

A.   Stock markets around the world rose for the first part of the reporting period, came to an abrupt halt in May and June, and rebounded strongly during the final month of the fiscal year.

     Signs that the recession was over and that the economic recovery was intact during the first half of the period - Federal
     Reserve Board Chairman Ben Bernanke pledged to keep interest rates low, home sales were stronger than expected and the European
     Union said they would backstop Greece's debt - caused investors to seek risky assets, with high beta and low quality characteristics. However, during the second quarter of 2010, the market rally stopped briefly, as investors were rattled due to a wide range of macroeconomic worries. The sell-off began in late April when fear of Greece and other European countries defaulting on their sovereign debt sent investors scurrying for less-risky assets. Markets rallied during the final month of the year ended July 31, 2010 as the threat of the global economy slipping back into recession diminished, and investors once again began to reward risk-based factors.

Q.   Which market factors influenced the Fund's relative performance?

A.   The equity portion of the Fund's portfolio added to the total return of the Fund during the period, but underperformed relative to the Index. Overweight exposures to companies with certain factors such as asset utilization and sales-to-price ratios performed well, as did an overweight position to companies with cash flow-to-price ratios. In addition, negative exposures to companies with above-average sales-per-share volatility and attractive duration beta contributed positively to performance as investors penalized these characteristics during the period. Positive exposure to companies with attractive historical earnings-to-price ratios and profit margins, as well as those with above-average growth in profitability detracted from performance during the period as investors penalized these measures. Negative exposure to companies with high financial leverage also dampened performance, as investors rewarded these measures.

     Option positions detracted from performance during the period as the market continued to climb. While call options written on the PHLX Housing Sector Index, as well as on the Russell 1000 Index, added value, they were not able to overcome the performance of calls written on the S&P 500, KBW Regional Banking Index and ISE U.S. Regional Bank Index, which subtracted value during the fiscal year.

     The global asset allocation overlay portion of the Fund detracted from performance during the fiscal year, with most of the underperformance occurring during the middle of the period. This is primarily because the global asset allocation overlay is a hedge-like product that is expected to underperform the S&P 500 in rapidly rising markets. The currency component posted strong positive returns during the year; however, it was not enough to offset the negative returns posted by the equity and VIX components of the strategy. (The VIX is determined by a complex formula based on the assumption that, other things being equal, options will trade at higher prices when expected volatility rises.) Within the equity strategy, underweights to several
     European countries (France, Netherlands and Sweden), as well as to Japan, detracted significantly from performance as these markets experienced large positive returns during the year. The VIX spot steadily declined through the first half of the period, causing the VIX component to detract from performance. Following the multiple spikes in the VIX in May, performance within the component picked up and posted positive returns in the subsequent months; however, they were not enough to offset the negative returns experienced during the rest of the period. On June 25, 2010, the Fund's Board of Trustees elected to discontinue the global asset allocation overlay strategy, effective on or around September 24, 2010.

Analytic Fund

                                                                 4

Q.   How did portfolio composition affect relative Fund performance?

A.   Sectors that detracted from performance included information technology, industrials and utilities. On the contrary, healthcare, energy and materials were among the sectors that contributed positively to performance.

     Long positions in AmerisourceBergen, Ford Motor and Comcast were among the top contributors for the period. AmerisourceBergen, a wholesale drug company, not only experienced successful product launches and strong revenues, but its earnings in the latter part of the period increased by 34% since the same time one year ago. Ford Motor, an American multinational automaker, announced that it would be adding 60 jobs and investing over $150 million to its Cleveland operations. The additional employees and investment will be used to build a new fuel-efficient engine for the 2011 Ford Mustang, and is part of Ford's investment into upgrading and creating new engines and transmissions for several models (including Lincoln and Mercury vehicles). Comcast, a cable operator, announced that it signed an agreement to form a joint venture with General Electric Company, in which 51%
     will be owned by Comcast and the remaining 49% by General Electric Company.

     Among the top detractors for the period were short positions in Liberty Media Capital and Goldman Sachs Group, and a long position in Micron Technology. Liberty Media Capital a media conglomerate, saw its share price rise due to the completion of a merger between Liberty Entertainment, a division of Liberty Media, and DIRECTV Group. Liberty Entertainment is now a wholly owned subsidiary of DIRECTV (Holdings), a new public holding company. Goldman Sachs Group, a banking and securities firm, experienced a rise in share price based on false rumors that a settlement had been reached regarding the charges brought about by the SEC. Shares of Micron Technology, a semiconductor producer, suffered as a result of news that the European Union would be fining it, as well as several other companies, on charges of illegally fixing prices.

Q.   What is the investment outlook for the U.S. large-cap stock market?

A.   Analytic Investors, LLC ("Analytic"), the Fund's sub-adviser, intends to continue to emphasize stocks with attractive cash flow-to-price ratios. Analytic also intends to focus on select companies with above-average asset utilization, while de-emphasizing companies with higher-than-average analyst dispersion. Analytic further anticipates continuing to seek to emphasize companies with above-average historical earnings-to-price ratios, while moving away from companies with high sales-per-share volatility and above-average projected earnings growth.

     Analytic's process is based on the fundamental belief that there is consistency in the types of characteristics investors prefer. If this holds going forward, Analytic believes the Fund should benefit from being properly positioned towards stocks with characteristics favored by investors.

     It is important to note that the Fund is involved in the investment of derivative instruments. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. Derivative use poses risks different from, or greater than, those associated with a direct investment in the securities underlying the Fund's Index.

Top Ten Holdings
as of July 31, 2010*

Microsoft                                                                   3.8%
___________________________________________________________________________________

International Business
Machines                                                                    3.7%
___________________________________________________________________________________

Chevron                                                                     3.7%
___________________________________________________________________________________

Johnson & Johnson                                                           3.6%
___________________________________________________________________________________

ConocoPhillips                                                              3.1%
___________________________________________________________________________________

Wells Fargo                                                                 2.8%
___________________________________________________________________________________

Time Warner                                                                 2.7%
___________________________________________________________________________________

United States Treasury Bill
0.201%, 02/10/11                                                            2.4%
___________________________________________________________________________________

Amgen                                                                       2.4%
___________________________________________________________________________________

Exelon                                                                      2.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           30.5%
___________________________________________________________________________________

* Top Ten Holdings are all long positions.

                                                                                                                       Analytic Fund

                                                                 5

OLD MUTUAL ANALYTIC FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                      Annualized      Annualized      Annualized
                                                       Inception         1 Year         5 Year          10 Year        Inception
                                                         Date            Return         Return          Return          to Date
____________________________________________________________________________________________________________________________________

Class A with load                                      03/31/05          (2.06)%        (6.46)%           n/a           (4.70)%
Class A without load                                   03/31/05           3.92%         (5.35)%           n/a           (3.64)%
Class C with load                                      03/31/05           2.21%         (6.06)%           n/a           (4.34)%
Class C without load                                   03/31/05           3.21%         (6.06)%           n/a           (4.34)%
Class Z                                                07/01/78           4.11%         (5.15)%         (0.02)%          8.31% (1)
Institutional Class                                    12/09/05 (2)       4.11%           n/a             n/a           (5.88)%
S&P 500                                                07/01/78          13.84%         (0.17)%         (0.76)%         11.17%
Citigroup 3-month Treasury Bill Index                  07/01/78           0.12%          2.58%           2.51%           5.75%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2. Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the July 22, 2010 supplement to the November
19, 2009 prospectus) are 2.31% and 2.07%; 2.87% and 2.82%; 1.87% and 1.81%; and 1.77% and 1.77%, respectively.

On December 9, 2005, Old Mutual Analytic Fund (the "Fund") acquired substantially all the assets and liabilities of the Analytic
Defensive Equity Fund, a series of The Advisors' Inner Circle Fund (the "Predecessor Fund"). On June 24, 2002, the Predecessor Fund
acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II.
Substantially similar strategies and policies were used to manage each of the funds. The Fund's Class Z shares are the successor class of the Predecessor Fund's Institutional Class. The Fund's Institutional Class is new.

(1) Based on Predecessor Fund's inception date of July 1, 1978. Total return is annualized.

(2) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 16, 2005.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Analytic Fund, Class Z	S&P 500	Citigroup 3-month Treasury Bill Index
7/31/00	10,000	10,000	10,000
7/31/01	9,804	8,567	10,546
7/31/02	8,602	6,543	10,787
7/31/03	9,228	7,239	10,932
7/31/04	10,577	8,193	11,038
7/31/05	13,008	9,344	11,281
7/31/06	13,549	9,847	11,744
7/31/07	14,949	11,435	12,338
7/31/08	13,086	10,167	12,715
7/31/09	9,590	8,137	12,797
7/31/10	9,985	9,263	12,813

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
July 31, 2000 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other shares will vary due to differences in sales charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings* as of July 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	0.2%
Consumer Discretionary	12.9%
Consumer Staples	7.8%
Energy	10.0%
Financials	13.4%
Health Care	14.7%
Industrials	5.8%
Information Technology	21.8%
Materials	3.5%
Option	0.1%
Telecommunication Services	3.3%
U.S. Treasury Obligations	2.4%
Utilities	4.1%

* sector weightings include only long positions.

                                                                 6

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2010
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 119.1%                                                      Commercial Banks-Southern US - 0.0%
Aerospace/Defense - 2.0%                                                   First Citizens BancShares, Cl A                  163   $         31
General Dynamics (B)                          26,654   $      1,633                                                               ______________
                                                       ______________
                                                                           Total Commercial Banks-Southern US                               31
Total Aerospace/Defense                                       1,633        _____________________________________________________________________
_____________________________________________________________________
                                                                           Commercial Banks-Western US - 0.0%
Airlines - 0.7%                                                            East West Bancorp                                804             13
Delta Airlines*                               47,245            561                                                               ______________
                                                       ______________
                                                                           Total Commercial Banks-Western US                                13
Total Airlines                                                  561        _____________________________________________________________________
_____________________________________________________________________
                                                                           Commercial Services-Finance - 0.2%
Applications Software - 4.6%                                               Lender Processing Services                     4,000            128
Microsoft (B)                                143,980          3,716        Moody's                                        1,704             40
                                                       ______________                                                             ______________

Total Applications Software                                   3,716        Total Commercial Services-Finance                               168
_____________________________________________________________________      _____________________________________________________________________

Auto-Cars/Light Trucks - 2.7%                                              Computer Services - 2.5%
Ford Motor* (B)                              171,163          2,186        Cognizant Technology Solutions, Cl A*         22,654          1,236
                                                       ______________      Computer Sciences (B)                         16,807            762
                                                                                                                                  ______________
Total Auto-Cars/Light Trucks                                  2,186
_____________________________________________________________________      Total Computer Services                                       1,998
                                                                           _____________________________________________________________________
Building & Construction Products-Miscellaneous - 0.8%
Owens Corning*                                19,852            625        Computers - 9.0%
                                                       ______________      Apple* (B)                                     7,551          1,942
                                                                           Dell* (B)                                    120,068          1,590
Total Building & Construction Products-Miscellaneous            625        Hewlett-Packard                                1,270             58
_____________________________________________________________________      International Business Machines (B)           28,814          3,700
                                                                                                                                  ______________
Building-Residential/Commercial - 0.2%
NVR*                                             240            150        Total Computers                                               7,290
                                                       ______________      _____________________________________________________________________

Total Building-Residential/Commercial                           150        Computers-Memory Devices - 0.3%
_____________________________________________________________________      Seagate Technology*                           20,842            262
                                                                                                                                  ______________
Cable/Satellite TV - 3.5%
Comcast, Cl A                                 45,169            879        Total Computers-Memory Devices                                  262
DIRECTV, Cl A*                                 8,824            328        _____________________________________________________________________
DISH Network, Cl A                            18,142            364
Time Warner Cable (B)                         23,073          1,319        Computers-Peripheral Equipment - 0.3%
                                                       ______________      Lexmark International, Cl A*                   7,397            272
                                                                                                                                  ______________
Total Cable/Satellite TV                                      2,890
_____________________________________________________________________      Total Computers-Peripheral Equipment                            272
                                                                           _____________________________________________________________________
Cellular Telecommunications - 2.2%
NII Holdings, Cl B* (B)                       32,438          1,215        Distribution/Wholesale - 0.5%
Sprint Nextel* (B)                           121,948            557        WESCO International*                          10,897            392
                                                       ______________                                                             ______________

Total Cellular Telecommunications                             1,772        Total Distribution/Wholesale                                    392
_____________________________________________________________________      _____________________________________________________________________

Chemicals-Diversified - 2.9%                                               Diversified Banking Institution - 4.0%
E.I. du Pont de Nemours                       25,270          1,028        Bank of America (B)                           16,415            230
Huntsman (B)                                 127,326          1,333        Citigroup*                                   142,973            586
                                                       ______________      Goldman Sachs Group (B)                       12,182          1,837
                                                                           JPMorgan Chase                                14,626            589
Total Chemicals-Diversified                                   2,361                                                               ______________
_____________________________________________________________________
                                                                           Total Diversified Banking Institution                         3,242
Chemicals-Specialty - 1.2%                                                 _____________________________________________________________________
Eastman Chemical                              15,363            962
                                                       ______________      Diversified Manufacturing Operations - 1.4%
                                                                           General Electric                              68,766          1,108
Total Chemicals-Specialty                                       962                                                               ______________
_____________________________________________________________________
                                                                           Total Diversified Manufacturing Operations                    1,108
Coal - 0.4%                                                                _____________________________________________________________________
Massey Energy                                  8,144            249
Walter Energy                                  1,613            115        E-Commerce/Services - 0.6%
                                                       ______________      NetFlix*                                       5,170            530
                                                                                                                                  ______________
Total Coal                                                      364
_____________________________________________________________________      Total E-Commerce/Services                                       530
                                                                           _____________________________________________________________________

                                                                 7

OLD MUTUAL ANALYTIC FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2010
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electric-Integrated - 5.0%                                                 Industrial Gases - 0.1%
Allegheny Energy                               1,595   $         36        Airgas                                           674   $         44
Constellation Energy Group (B)                44,836          1,417                                                               ______________
DTE Energy                                     7,748            358
Exelon (B)                                    54,486          2,279        Total Industrial Gases                                           44
                                                       ______________      _____________________________________________________________________

Total Electric-Integrated                                     4,090        Internet Security - 0.6%
_____________________________________________________________________      Symantec*                                     35,187            456
                                                                                                                                  ______________
Electronic Components-Miscellaneous - 1.8%
Garmin*                                        5,331            152        Total Internet Security                                         456
Jabil Circuit (B)                             93,547          1,357        _____________________________________________________________________
                                                       ______________
                                                                           Investment Management/Advisory Services - 0.9%
Total Electronic Components-Miscellaneous                     1,509        Franklin Resources                             7,071            711
_____________________________________________________________________                                                             ______________

Electronic Components-Semiconductors - 5.4%                                Total Investment Management/Advisory Services                   711
Advanced Micro Devices*                      168,035          1,259        _____________________________________________________________________
Intel                                         43,352            893
Micron Technology*                           149,008          1,085        Life/Health Insurance - 0.1%
Texas Instruments (B)                         45,786          1,130        Prudential Financial                           1,272             73
                                                       ______________                                                             ______________

Total Electronic Components-Semiconductors                    4,367        Total Life/Health Insurance                                      73
_____________________________________________________________________      _____________________________________________________________________

Electronic Parts Distribution - 1.2%                                       Machinery-Construction & Mining - 0.8%
Tech Data* (B)                                24,221            958        Joy Global                                    11,248            668
                                                       ______________                                                             ______________

Total Electronic Parts Distribution                             958        Total Machinery-Construction & Mining                           668
_____________________________________________________________________      _____________________________________________________________________

Food-Confectionery - 2.1%                                                  Medical Products - 4.4%
Hershey (B)                                   37,283          1,752        Johnson & Johnson (B)                         61,141          3,552
                                                       ______________                                                             ______________

Total Food-Confectionery                                      1,752        Total Medical Products                                        3,552
_____________________________________________________________________      _____________________________________________________________________

Food-Meat Products - 1.9%                                                  Medical-Biomedical/Genetic - 4.8%
Tyson Foods, Cl A (B)                         86,801          1,520        Amgen* (B)                                    44,121          2,406
                                                       ______________      Biogen Idec* (B)                              26,534          1,483
                                                                                                                                  ______________
Total Food-Meat Products                                      1,520
_____________________________________________________________________      Total Medical-Biomedical/Genetic                              3,889
                                                                           _____________________________________________________________________
Food-Miscellaneous/Diversified - 1.9%
Sara Lee (B)                                 104,436          1,545        Medical-Drugs - 1.0%
                                                       ______________      Cephalon*                                      7,143            405
                                                                           Eli Lilly                                     11,739            418
Total Food-Miscellaneous/Diversified                          1,545                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Drugs                                             823
Food-Retail - 1.6%                                                         _____________________________________________________________________
SUPERVALU (B)                                118,142          1,333
                                                       ______________      Medical-HMO - 1.4%
                                                                           WellPoint* (B)                                21,881          1,110
Total Food-Retail                                             1,333                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-HMO                                             1,110
Forestry - 0.1%                                                            _____________________________________________________________________
Plum Creek Timber                              1,751             63
                                                       ______________      Medical-Wholesale Drug Distributors - 6.5%
                                                                           AmerisourceBergen (B)                         41,798          1,253
Total Forestry                                                   63        Cardinal Health (B)                           65,484          2,113
_____________________________________________________________________      McKesson (B)                                  30,376          1,908
                                                                                                                                  ______________
Gold Mining - 0.0%
Newmont Mining                                   283             16        Total Medical-Wholesale Drug Distributors                     5,274
                                                       ______________      _____________________________________________________________________

Total Gold Mining                                                16        Multimedia - 4.4%
_____________________________________________________________________      Time Warner (B)                               85,492          2,690
                                                                           Viacom, Cl B                                  27,962            924
Industrial Automation/Robot - 0.4%                                                                                                ______________
Rockwell Automation                            6,086            330
                                                       ______________      Total Multimedia                                              3,614
                                                                           _____________________________________________________________________
Total Industrial Automation/Robot                               330
_____________________________________________________________________      Non-Hazardous Waste Disposal - 0.4%
                                                                           Waste Management                               9,143            310
                                                                                                                                  ______________

                                                                           Total Non-Hazardous Waste Disposal                              310
                                                                           _____________________________________________________________________

                                                                8

_____________________________________________________________________      _____________________________________________________________________

                                                                                                                   Shares/Face
Description                               Shares        Value (000)        Description                             Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Oil Companies-Exploration & Production - 0.5%                              Retail-Pet Food & Supplies - 0.8%
EXCO Resources                                 5,498   $         80        PetSmart                                      19,987   $        621
Mariner Energy*                                  819             20                                                               ______________
SM Energy                                      6,782            281
                                                       ______________      Total Retail-Pet Food & Supplies                                621
                                                                           _____________________________________________________________________
Total Oil Companies-Exploration & Production                    381
_____________________________________________________________________      S&L/Thrifts-Eastern US - 2.1%
                                                                           New York Community Bancorp (B)                97,279          1,679
Oil Companies-Integrated - 11.4%                                                                                                  ______________
Chevron (B)                                   48,429          3,691
ConocoPhillips (B)                            56,339          3,111        Total S&L/Thrifts-Eastern US                                  1,679
Exxon Mobil                                    1,573             94        _____________________________________________________________________
Marathon Oil                                  39,075          1,307
Murphy Oil (B)                                18,860          1,033        Schools - 1.0%
                                                       ______________      ITT Educational Services*                     10,397            839
                                                                                                                                  ______________
Total Oil Companies-Integrated                                9,236
_____________________________________________________________________      Total Schools                                                   839
                                                                           _____________________________________________________________________
Oil-Field Services - 0.1%
Smith International                            2,051             85        Software Tools - 0.1%
                                                       ______________      VMware, Cl A*                                 1,606             124
                                                                                                                                  ______________
Total Oil-Field Services                                         85
_____________________________________________________________________      Total Software Tools                                            124
                                                                           _____________________________________________________________________
Paper & Related Products - 0.6%
Rayonier                                       9,348            456        Super-Regional Banks-US - 6.3%
                                                       ______________      Comerica                                      11,284            433
                                                                           PNC Financial Services Group                  12,285            730
Total Paper & Related Products                                  456        US Bancorp (B)                                50,511          1,207
_____________________________________________________________________      Wells Fargo (B)                              100,528          2,788
                                                                                                                                  ______________
Photo Equipment & Supplies - 0.7%
Eastman Kodak*                               143,692            570        Total Super-Regional Banks-US                                 5,158
                                                       ______________      _____________________________________________________________________

Total Photo Equipment & Supplies                                570        Telecommunications Equipment-Fiber Optics - 0.0%
_____________________________________________________________________      JDS Uniphase*                                  4,061             44
                                                                                                                                  ______________
Publishing-Newspapers - 0.1%
New York Times, Cl A*                          9,421             82        Total Telecommunications Equipment- Fiber Optics                 44
                                                       ______________      _____________________________________________________________________

Total Publishing-Newspapers                                      82        Telephone-Integrated - 1.9%
_____________________________________________________________________      AT&T (B)                                      59,911          1,554
                                                                                                                                  ______________
Real Estate Operation/Development - 0.1%
Forest City Enterprises, Cl A*                 4,626             59        Total Telephone-Integrated                                    1,554
                                                       ______________      _____________________________________________________________________

Total Real Estate Operation/Development                          59        Tobacco - 2.0%
_____________________________________________________________________      Lorillard                                      6,983            532
                                                                           Philip Morris International (B)               21,570          1,101
Reinsurance - 0.1%                                                                                                                ______________
PartnerRe                                      1,110             80
                                                       ______________      Total Tobacco                                                 1,633
                                                                           _____________________________________________________________________
Total Reinsurance                                                80
_____________________________________________________________________      Transport-Services - 0.2%
                                                                           CH Robinson Worldwide                          2,071            135
REITs-Hotels - 0.2%                                                                                                               ______________
Hospitality Properties Trust                   6,560            134
                                                       ______________      Total Transport-Services                                        135
                                                                           _____________________________________________________________________
Total REITs-Hotels                                              134
_____________________________________________________________________      Wireless Equipment - 0.8%
                                                                           Motorola*                                     86,521            648
REITs-Mortgage - 1.9%                                                                                                             ______________
Chimera Investment (B)                       400,996          1,552
                                                       ______________      Total Wireless Equipment                                        648
                                                                                                                                  ______________
Total REITs-Mortgage                                          1,552
_____________________________________________________________________      Total Common Stock (Cost $89,448)                            96,740
                                                                           _____________________________________________________________________
Retail-Computer Equipment - 0.1%
GameStop, Cl A*                                2,980             60        U.S. Treasury Obligations - 3.0%
                                                       ______________      United States Treasury Bill (C)
                                                                              0.201%, 02/10/11                           $2,410          2,407
Total Retail-Computer Equipment                                  60                                                               ______________
_____________________________________________________________________
                                                                           Total U.S. Treasury Obligations (Cost $2,406)                 2,407
Retail-Consumer Electronics - 1.3%                                         _____________________________________________________________________
Best Buy                                      31,067          1,077
                                                       ______________

Total Retail-Consumer Electronics                             1,077
_____________________________________________________________________

                                                                 9

OLD MUTUAL ANALYTIC FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2010
_____________________________________________________________________      _____________________________________________________________________

                                          Shares/
Description                             Contracts       Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Money Market Fund - 0.3%                                                   Distribution/Wholesale - (0.4)%
Dreyfus Cash Management Fund,                                              LKQ*                                         (15,777)  $       (312)
   Institutional Class, 0.243% (A)           211,150   $        211                                                               ______________
                                                       ______________
                                                                           Total Distribution/Wholesale                                   (312)
Total Money Market Fund (Cost $211)                             211        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electronic Components-Semiconductors - (1.8)%
Purchased Option Contracts - 0.1%                                          MEMC Electronic Materials*                  (102,872)          (983)
S&P 100 Index                                                              Rambus*                                      (24,790)          (487)
   August 2010, 100 Call                                                                                                          ______________
   Strike Price: $520*                           310             53
                                                       ______________      Total Electronic Components-Semiconductors                   (1,470)
                                                                           _____________________________________________________________________
Total Purchased Option Contracts (Cost $93)                      53
_____________________________________________________________________      Enterprise Software/Services - (0.4)%
                                                                           Novell*                                      (58,267)          (352)
Total Investments - 122.5% (Cost $92,158)                    99,411                                                               ______________
_____________________________________________________________________
                                                                           Total Enterprise Software/Services                             (352)
Securities Sold Short - (19.6)%                                            _____________________________________________________________________
Advertising Sales - (0.4)%
Clear Channel Outdoor Holdings, Cl A*        (31,919)          (351)       Finance-Investment Banker/Broker - (0.6)%
                                                       ______________      Interactive Brokers Group, Cl A*             (27,107)          (449)
                                                                                                                                  ______________
Total Advertising Sales                                        (351)
_____________________________________________________________________      Total Finance-Investment Banker/Broker                         (449)
                                                                           _____________________________________________________________________
Agricultural Chemicals - (0.6)%
Intrepid Potash*                             (21,355)          (517)       Human Resources - (1.3)%
                                                       ______________      Monster Worldwide*                           (78,682)        (1,079)
                                                                                                                                  ______________
Total Agricultural Chemicals                                   (517)
_____________________________________________________________________      Total Human Resources                                        (1,079)
                                                                           _____________________________________________________________________
Applications Software - (0.4)%
Nuance Communications*                       (19,191)          (317)       Independent Power Producer - (0.9)%
                                                       ______________      Ormat Technologies                            (1,086)           (30)
                                                                           RRI Energy*                                 (171,975)          (679)
Total Applications Software                                    (317)                                                              ______________
_____________________________________________________________________
                                                                           Total Independent Power Producer                               (709)
Broadcast Services/Programming - (1.1)%                                    _____________________________________________________________________
Liberty Media - Capital, Ser A*              (18,582)          (867)
                                                       ______________      Medical Instruments - (0.2)%
                                                                           Boston Scientific*                           (35,853)          (201)
Total Broadcast Services/Programming                           (867)                                                              ______________
_____________________________________________________________________
                                                                           Total Medical Instruments                                      (201)
Casino Hotels - (0.2)%                                                     _____________________________________________________________________
MGM Resorts International*                   (16,000)          (174)
                                                       ______________      Medical-Biomedical/Genetic - (3.1)%
                                                                           Dendreon*                                    (20,417)          (672)
Total Casino Hotels                                            (174)       Human Genome Sciences*                       (31,652)          (821)
_____________________________________________________________________      Vertex Pharmaceuticals*                      (30,278)        (1,019)
                                                                                                                                  ______________
Cellular Telecommunications - (0.1)%
Leap Wireless International*                  (7,973)           (95)       Total Medical-Biomedical/Genetic                             (2,512)
                                                       ______________      _____________________________________________________________________

Total Cellular Telecommunications                               (95)       Motion Pictures & Services - (0.1)%
_____________________________________________________________________      DreamWorks Animation SKG, Cl A*               (2,140)           (67)
                                                                                                                                  ______________
Commercial Banks-Central US - (0.5)%
Marshall & Ilsley                            (54,012)          (380)       Total Motion Pictures & Services                                (67)
                                                       ______________      _____________________________________________________________________

Total Commercial Banks-Central US                              (380)       Multi-line Insurance - (0.1)%
_____________________________________________________________________      Old Republic International                    (6,557)           (82)
                                                                                                                                  ______________
Commercial Services-Finance - (0.2)%
Morningstar*                                  (4,178)          (188)       Total Multi-line Insurance                                      (82)
                                                       ______________      _____________________________________________________________________

Total Commercial Services-Finance                              (188)       Oil Companies-Exploration & Production - (1.4)%
_____________________________________________________________________      Cobalt International Energy*                  (7,326)           (61)
                                                                           Comstock Resources*                          (18,643)          (472)
Computers-Integrated Systems - (1.0)%                                      Range Resources                              (16,229)          (602)
Brocade Communications Systems*             (161,331)          (799)                                                              ______________
                                                       ______________
                                                                           Total Oil Companies-Exploration & Production                 (1,135)
Total Computers-Integrated Systems                             (799)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Private Corrections - (0.1)%
Diagnostic Kits - (0.9)%                                                   Corrections Corp of America*                  (3,822)           (75)
Alere*                                       (27,295)          (768)                                                              ______________
                                                       ______________
                                                                           Total Private Corrections                                       (75)
Total Diagnostic Kits                                          (768)       _____________________________________________________________________
_____________________________________________________________________

                                                                 10

_____________________________________________________________________      _____________________________________________________________________

                                             Shares/
Description                                 Contracts   Value (000)        Description                                 Contracts   Value (000)
_____________________________________________________________________      _____________________________________________________________________

Property/Casualty Insurance - (0.2)%                                       Put Options - (0.1)%

Markel*                                         (355)  $       (120)       S&P 500 Index
                                                       ______________         August 2010, 100 Put
                                                                              Strike Price: $1,080*                         (50)  $        (66)
Total Property/Casualty Insurance                              (120)                                                              ______________
_____________________________________________________________________
                                                                           Total Put Options                                               (66)
Retirement/Aged Care - (0.3)%                                                                                                     ______________

Brookdale Senior Living*                     (17,613)          (250)       Total Written Option Contracts
                                                       ______________         (Proceeds received $(1,724))                              (2,138)
                                                                           _____________________________________________________________________
Total Retirement/Aged Care                                     (250)
_____________________________________________________________________      Other Assets and Liabilities, Net - (0.2)%                     (150)
                                                                           _____________________________________________________________________
Semiconductor Components-Integrated Circuits - (0.3)%
                                                                           Total Net Assets - 100.0%                              $     81,181
Cypress Semiconductor*                       (21,539)          (228)       _____________________________________________________________________
                                                       ______________

Total Semiconductor Components-Integrated Circuits             (228)
_____________________________________________________________________

Telecommunications Equipment-Fiber Optics - (1.1)%

Ciena*                                       (70,171)          (918)
                                                       ______________
Total Telecommunications Equipment-Fiber Optics                (918)
_____________________________________________________________________

Television - (0.9)%

Central European Media Enterprises, Cl A*    (34,516)          (742)
                                                       ______________

Total Television                                               (742)
_____________________________________________________________________

X-Ray Equipment - (1.0)%

Hologic*                                     (55,512)          (785)
                                                       ______________

Total X-Ray Equipment                                          (785)
                                                       ______________

Total Securities Sold Short
   (Proceeds received $(16,712))                            (15,942)
_____________________________________________________________________

Written Option Contracts - (2.7)%

Call Options - (2.6)%

ISE Integrated Oil and Gas Index
   August 2010, 100 Call
   Strike Price: $225*                           (70)            (3)
ISE SINdex
   August 2010, 100 Call
   Strike Price: $107.5*                        (145)          (115)
Russell 1000 Index
   August 2010, 100 Call
   Strike Price: $600*                           (70)          (113)
Russell 2000 Index
   August 2010, 100 Call
   Strike Price: $630*                           (45)          (134)
S&P 100 Index
   August 2010, 100 Call
   Strike Price: $495*                          (310)          (391)
S&P 400 MidCap Index
   August 2010, 100 Call
   Strike Price: $760*                           (50)           (90)
S&P 500 Index
   August 2010, 100 Call
   Strike Price: $1,085*                        (400)        (1,168)
S&P 500 Index
   August 2010, 100 Call
   Strike Price: $1,180*                         (70)            (4)
S&P 600 Index
   August 2010, 100 Call
   Strike Price: $360*                           (85)           (54)
                                                       ______________

Total Call Options                                           (2,072)
_____________________________________________________________________

                                                                11

OLD MUTUAL ANALYTIC FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2010

The Fund had the following futures contracts open as of July 31, 2010:
                                                                                                                     Unrealized
                                                                                  Contract                          Appreciation
Contract                                                         Number of         Value          Expiration       (Depreciation)
Description                                                      Contracts         (000)             Date              (000)
__________________________________________________________      ___________      __________      ____________      ______________

Long Positions:
   AEX Index Future                                                 31            $ 2,659         08/20/2010          $   (18)
   DAX Index Future                                                 13              2,612         09/17/2010               32
   FTSE 100 Index Future                                            33              2,716         09/17/2010               56
   SPI 200 Index Future                                             13              1,312         09/16/2010              (10)
Short Positions:
   CAC 40 Euro Index Future                                         (7)              (332)        08/20/2010               (6)
   FTSE MIB Index Future                                           (20)            (2,744)        09/17/2010             (150)
   Hang Seng Index Future                                           (4)              (540)        08/30/2010               (2)
   IBEX 35 Index Future                                             (5)              (682)        08/20/2010              (26)
   OMXS30 Index Future                                             (14)              (203)        08/20/2010               (3)
   S&P/TSX 60 Index Future                                          (5)              (665)        09/16/2010               (3)
   S&P 500 EMINI Index Future                                      (31)            (1,702)        09/17/2010               17
   TOPIX Index Future                                              (23)            (2,255)        09/09/2010               35
                                                                                                                    _____________

                                                                                                                      $   (78)
                                                                                                                    _____________

As of July 31, 2010, the Fund had the following forward foreign currency contracts outstanding:

                                                                                                                     Unrealized
                                                                                                                    Appreciation
                                            Settlement            Currency                    Currency             (Depreciation)
Counterparty                                   Date              to Deliver                  to Receive                (000)
______________________                     __________       ____________________        ____________________       ______________

Morgan Stanley & Co                         09/15/10        USD      (5,057,628)        AUD        5,900,000          $   248
Morgan Stanley & Co                         09/15/10        USD      (3,258,700)        CHF        3,700,000              296
Morgan Stanley & Co                         09/15/10        USD      (3,903,923)        EUR        3,100,000              135
Morgan Stanley & Co                         09/15/10        USD      (2,580,153)        GBP        1,700,000               86
Morgan Stanley & Co                         09/15/10        USD      (1,152,565)        JPY      100,000,000                6
Morgan Stanley & Co                         09/15/10        USD      (4,640,317)        NOK       30,000,000              287
Morgan Stanley & Co                         09/15/10        USD      (2,549,485)        NZD        3,700,000              124
Morgan Stanley & Co                         09/15/10        USD      (4,329,054)        SEK       34,000,000              382
Morgan Stanley & Co                         09/15/10        AUD      (3,800,000)        USD        3,177,966             (239)
Morgan Stanley & Co                         09/15/10        NOK     (26,000,000)        USD        4,014,541             (256)
Morgan Stanley & Co                         09/15/10        NZD      (8,000,000)        USD        5,554,360             (227)
Morgan Stanley & Co                         09/15/10        CAD      (4,300,000)        USD        4,151,146              (30)
Morgan Stanley & Co                         09/15/10        CHF      (8,000,000)        USD        6,967,427             (718)
Morgan Stanley & Co                         09/15/10        EUR      (1,600,000)        USD        1,946,010             (139)
Morgan Stanley & Co                         09/15/10        GBP        (400,000)        USD          607,068              (20)
Morgan Stanley & Co                         09/15/10        JPY    (100,000,000)        USD        1,139,991              (18)
Morgan Stanley & Co                         09/15/10        SEK      (4,000,000)        USD          530,716              (24)
                                                                                                                    _____________

                                                                                                                      $  (107)
                                                                                                                    _____________

For descriptions of abbreviations and footnotes, please refer to page 30.

                                                                12

Other Information:

The Old Mutual Analytic Fund invested in various derivative instruments during the year ended July 31, 2010. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk. Refer to Note 2 in the Notes to
Financial Statements for further discussion about these risks and the objectives for utilizing derivative instruments. The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.

The fair value of derivative instruments as of July 31, 2010 by risk category (000):

                                                          Asset Derivatives                         Liability Derivatives
                                                    _______________________________________________________________________________

                                                        Statement of Asset                          Statement of Asset
Derivatives not designated as hedging instruments,        and Liabilities                             and Liabilities
carried at fair value                                        Location            Fair Value              Location        Fair Value
____________________________________________________________________________________________________________________________________

   Equity contracts                                 Variation Margin Receivable on            Variation Margin Payable
                                                      Futures Contracts              $  140†    on Futures Contracts       $  (218)†
   Equity contracts                                 Investment Securities, at value      53   Written Option
                                                                                                Contracts, at Value         (2,138)
   Foreign exchange contracts                       Unrealized Gain on Forward                Unrealized Loss on Forward
                                                      Foreign Currency Contracts      1,564     Foreign Currency Contracts  (1,671)
                                                                                     ______                                ________

Total                                                                                $1,757                                $(4,027)
                                                                                     ______                                ________

† Includes amounts received and/or paid over the life of the futures contracts (representing the cumulative appreciation/
  depreciation) as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2010 are as follows (000):

                               Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
____________________________________________________________________________________________________________________________________

                                                                         Forward Foreign     Purchased       Written
Derivatives not designated as hedging instruments,            Futures       Currency          Option         Option
carried at fair value                                        Contracts      Contracts        Contracts      Contracts      Total
____________________________________________________________________________________________________________________________________

   Equity contracts                                           $(1,622)        $    -            $49          $(9,328)    $(10,901)
   Foreign exchange contracts                                       -          5,039              -                -        5,039
                                                              ________        ______            ___          ________    _________

Total                                                         $(1,622)        $5,039            $49          $(9,328)    $ (5,862)
                                                              ________        ______            ___          ________    _________

                      Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
____________________________________________________________________________________________________________________________________

                                                                         Forward Foreign     Purchased       Written
Derivatives not designated as hedging instruments,            Futures       Currency          Option         Option
carried at fair value                                        Contracts      Contracts        Contracts      Contracts      Total
____________________________________________________________________________________________________________________________________

   Equity contracts                                           $(1,855)       $     -            $53           $3,336      $ 1,534
   Foreign exchange contracts                                       -         (2,734)             -                -       (2,734)
                                                              ________       ________           ___           ______      ________

Total                                                         $(1,855)       $(2,734)           $53           $3,336      $(1,200)
                                                              ________       ________           ___           ______      ________

                                                                13

OLD MUTUAL ANALYTIC FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2010

Other Information: (continued)

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of July 31, 2010 in valuing the Fund's net assets were as follows (000):

                        Description                                                Level 1     Level 2     Level 3      Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                                   $ 96,740     $    -        $-       $ 96,740
   U.S. Treasury Obligations                                                             -      2,407         -          2,407
   Money Market Fund                                                                   211          -         -            211
   Purchased Option Contracts                                                           53          -         -             53
Securities Sold Short
   Securities Sold Short                                                           (15,942)         -         -        (15,942)
Other Financial Instruments
   Futures Contracts*                                                                  (78)         -         -            (78)
   Written Option Contracts                                                         (2,138)         -         -         (2,138)
   Forward Foreign Currency Contracts*                                                   -       (107)        -           (107)
____________________________________________________________________________________________________________________________________

Total Investments                                                                 $ 78,846     $2,300        $-       $ 81,146
____________________________________________________________________________________________________________________________________

* Futures contracts and forward foreign currency contracts are not reflected in the Schedule of Investments and are valued at the unrealized appreciation/depreciation of the instrument.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                14

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC

Performance Highlights

o     For the fiscal year ended July 31, 2010, the Old Mutual Copper Rock Emerging Growth Fund underperformed its benchmark, the
      Russell 2500 Growth Index. The Fund's Class A shares posted an 11.54% return at net asset value versus a 20.21% return for the
      Index.

o     The consumer staples, energy and materials sectors contributed positively to performance, while stock selection in the consumer discretionary, information technology and industrials sectors detracted from performance.

o     Bucyrus International, Green Mountain Coffee Roasters and priceline.com (no longer a Fund holding) were among the top contributors for the year.

o     American Superconductor (no longer a Fund holding), Emulex and PrivateBancorp (no longer a Fund holding) were among the top detractors for the year.

Q.    How did the Fund perform relative to its Index?

A.    For the fiscal year ended July 31, 2010, the Old Mutual Copper Rock Emerging Growth Fund (the "Fund") underperformed its benchmark, the Russell 2500 Growth Index (the "Index"). The Fund's Class A shares posted an 11.54% return at net asset value versus a 20.21% return for the Index. Performance for all share classes can be found on page 17.

Q.    What investment environment did the Fund face during the past year?

A.    The third and fourth quarters of 2009 were very good for the major market indexes. Specifically for small-cap stocks, the third quarter was one of the best quarters on record for the Russell 2000 Index and a nice continuation of the upward move since the market bottom on March 9, 2009. As 2009 came to an end, the overall health of the markets continued to improve. The
      VIX Index (which measures expectations of volatility in the stock market) trended lower in September and October - despite brief periods of volatility at the end of October and throughout December - and credit spreads continued to narrow, all of which helped to create a more favorable backdrop for fundamental, active managers.

      As 2010 began, the markets generally trended upward during the first quarter despite intermittent concerns that the global recovery was slowing. Debt refinancing concerns in Greece and Portugal, coupled with fears over slowing growth in China, caused the markets to temporarily pull back in February. As history has shown, small-cap stocks tend to recover more quickly than large-cap stocks. In fact, during the first quarter of 2010, small-cap stocks experienced their best start since 2006, but the markets experienced a continuation of the smallest stocks' rally. Stocks priced under $5 and those with low return on equity, low return on invested capital, and higher debt, generally outperformed.

      The second quarter of 2010 was a strong reversal from the positive strength the markets had shown during the prior several months. Volatility returned with a vengeance as Europe continued to work through its sovereign debt crisis, and softer-than-expected economic news in the U.S. led investors to fear a possible double-dip recession. For the small-cap markets, this was the worst second quarter in history, despite the fact that small-caps still managed to outperform their large-cap counterparts. Investors fled to traditionally safer havens, like Treasuries, as confidence in a U.S. economic recovery waned.

Q.    Which market factors influenced the Fund's relative performance?

A.    In addition to strong individual stock selection within the consumer staples and energy sectors, there were several individual contributors to performance from the consumer discretionary, industrials, healthcare and information technology sectors, although overall, these sectors were down during the period. The Fund also faced some negative headwinds as lower-quality micro-cap stocks remained attractive throughout much of 2009 and early 2010. Furthermore, during the second quarter of 2010, volatility crept back into the markets as uncertainty about a double-dip recession globally resurfaced.

      Even as corporate earnings were relatively strong in April and May of 2010, and signs emerged that suggested a similar pattern may occur in the second quarter earnings season, the macroeconomic concerns in the market continued to outweigh any positive microeconomic signs demonstrated by the smaller-sized growth companies in which Copper Rock Capital Partners, LLC ("Copper
      Rock"), the Fund's sub-adviser, invests.

                                                                                                    Copper Rock Emerging Growth Fund

                                                                15

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC

Top Ten Holdings
as of July 31, 2010

iShares Russell Midcap
Growth Index Fund                                                           2.9%
___________________________________________________________________________________

Green Mountain Coffee
Roasters                                                                    2.6%
___________________________________________________________________________________

Affiliated Managers Group                                                   2.6%
___________________________________________________________________________________

Roper Industries                                                            2.5%
___________________________________________________________________________________

Polycom                                                                     2.3%
___________________________________________________________________________________

TransDigm Group                                                             2.2%
___________________________________________________________________________________

Blackboard                                                                  2.2%
___________________________________________________________________________________

Flowserve                                                                   2.0%
___________________________________________________________________________________

Ultimate Software Group                                                     2.0%
___________________________________________________________________________________

Rovi                                                                        1.8%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           23.1%
___________________________________________________________________________________

Q.    How did portfolio composition affect relative Fund performance?

A.    The consumer staples, energy and materials sectors contributed positively to performance, while stock selection in the consumer discretionary, information technology and industrials sectors detracted from performance.

      Bucyrus International, Green Mountain Coffee Roasters and priceline.com (no longer a Fund holding) were among the top contributors for the year. Bucyrus International, a designer and manufacturer of mining equipment, experienced better-than-expected orders as a result of higher commodity prices, while significant cost controls and aftermarket sales drove better-than-expected margins. In addition, Bucyrus International entered into an agreement to purchase Terex's mining business, which is expected to be accretive when combined with its existing infrastructure and customer relationships. Green
      Mountain Coffee Roasters, a specialty coffee and coffeemaker business, has a superior product and good margin expansion. The company beat analysts' expectations in the fourth quarter of 2009 on strong holiday sales and further market penetration. The company continued to report strong sales and earnings growth through the second quarter of 2010, primarily as a result of the company's successful Keurig single-cup brewing system and its acquisition of Diedrich Coffee. Share prices of priceline.com, an online travel company, increased on additional strength in the hotel bookings business; however, the stock was sold as it reached Copper Rock's price target in the second quarter of 2010.

      American Superconductor (no longer a Fund holding), Emulex and PrivateBancorp (no longer a Fund holding) were among the top detractors for the year. American Superconductor, a supplier of components and systems for wind turbines, underperformed during the period. Wind power generation in China and other emerging markets is expected to grow considerably over the next several years; however, American Superconductor stock pulled back on weaker-than-expected guidance and concerns that growth in
      China was slowing and would possibly reduce spending on wind power. Emulex, a provider of storage networking infrastructure, underperformed on news of a dilutive acquisition that Copper Rock believes impacts 2010 numbers but provides accretion in 2011 and beyond. This strategic acquisition was well telegraphed to Wall Street, and Copper Rock believes the underperformance to be short term. Copper Rock's belief is based on its expectation that the server refresh cycle will gain momentum in the latter half of 2010 and early 2011, which Copper Rock believes will cause Emulex's revenues to accelerate and operating margins to increase. PrivateBancorp, a Midwestern regional bank, posted a third quarter loss as the continued weakness in commercial lending caused it to take a significant write-down of its commercial loan book. This news was surprising to Wall Street but also to Copper Rock, as the firm felt management had not telegraphed this information amidst the bank's positive market share gains achieved against its regional competitor, La Salle Bank.

Q.    What is the investment outlook for the small-cap growth market?

A.    Copper Rock expects the market dynamics may be considerably different throughout the remainder of the year, despite persistent macroeconomic concerns that hampered the markets in July of 2010. Copper Rock remains cautious, however, as the firm expects the markets will reward good fundamentals, even though it remains clear that global economic concerns may sideline a positive-trending market much like they did in the second quarter of 2010. Copper Rock continues to believe the focus on the rest of 2010 will be on earnings and fundamentals: Copper Rock expects that the higher-quality companies will exceed Wall Street estimates, and the burden of proof will be on smaller, lower-quality companies to put up earnings that justify positive stock performance. Thus, Copper Rock continues to be patient in its execution and remains positioned with high-quality companies that Copper Rock believes can grow. With continued macroeconomic pressures, Copper Rock continues to look for good, secular growth ideas that Copper Rock believes may grow through muted, slower growth should weak economic sentiment continue to hover.

Copper Rock Emerging Growth Fund

                                                                16

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                                Annualized       Annualized
                                                                     Inception       1 Year       5 Year          Inception
                                                                      Date (1)       Return       Return           to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                    07/29/05         5.13%       (2.77)%          (2.77)%
Class A without load                                                 07/29/05        11.54%       (1.61)%          (1.61)%
Class Z                                                              12/09/05        11.81%         n/a            (2.43)%
Institutional Class                                                  07/29/05        11.96%       (1.18)%          (1.17)%
Russell 2500™ Growth Index                                           07/29/05        20.21%        1.84%            1.84%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class Z and Institutional Class shares (as reported in the November 19, 2009 prospectus) are 1.91% and 1.68%; 1.58% and 1.43%; and 1.19% and 1.23%, respectively.

(1) The inception date of each share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date the share classes were available for sale to shareholders was 08/01/05 for Class A and Institutional Class, and
    12/16/05 for Class Z.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Copper Rock Emerging Growth Fund, Class A	Old Mutual Copper Rock Emerging Growth Fund, Institutional Class	Russell 2500TM Growth Index
07/29/05	9,425	10,000	10,000
07/31/06	9,915	10,560	10,238
07/31/07	12,158	13,010	12,274
07/31/08	10,204	10,968	11,591
07/31/09	7,789	8,419	9,115
07/31/10	8,688	9,426	10,957

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A and
Institutional Class shares on the inception date of 7/29/05 to an investment made in unmanaged securities index on that date.
Performance for the Fund's Class Z shares will vary due to differences in sales charges and expenses. The performance of the Fund's
Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of July 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	0.8%
Consumer Discretionary	18.6%
Consumer Staples	3.5%
Energy	4.7%
Financials	6.5%
Health Care	15.9%
Industrials	18.0%
Information Technology	23.6%
Investment Company	4.5%
Materials	2.7%
Telecommunication Services	1.2%

                                                                17

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - continued
____________________________________________________________________________________________________________________________________
SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2010
_____________________________________________________________________      _____________________________________________________________________
Description                                 Shares      Value (000)        Description                                 Shares      Value (000)
_____________________________________________________________________      _____________________________________________________________________
Common Stock - 94.9%                                                       Computers-Integrated Systems - 1.9%

Aerospace/Defense - 2.2%                                                   Micros Systems*                                14,512  $        519
                                                                           Riverbed Technology*                           18,287           678
TransDigm Group                                26,186  $      1,418                                                               ______________
                                                       ______________
                                                                           Total Computers-Integrated Systems                            1,197
Total Aerospace/Defense                                       1,418        _____________________________________________________________________
_____________________________________________________________________
                                                                           Consulting Services - 1.1%
Aerospace/Defense-Equipment - 0.6%
                                                                           SAIC*                                          42,300           703
Orbital Sciences*                              28,186           413                                                               ______________
                                                       ______________
                                                                           Total Consulting Services                                       703
Total Aerospace/Defense-Equipment                               413        _____________________________________________________________________
_____________________________________________________________________
                                                                           Data Processing/Management - 1.1%
Apparel Manufacturers - 0.2%
                                                                           Acxiom*                                        46,253           710
Under Armour, Cl A*                             2,983           112                                                               ______________
                                                       ______________
                                                                           Total Data Processing/Management                                710
Total Apparel Manufacturers                                     112        _____________________________________________________________________
_____________________________________________________________________
                                                                           Decision Support Software - 0.7%
Auction House/Art Dealer - 1.3%
                                                                           MSCI, Cl A*                                    13,819           446
Sotheby's                                      31,551           856                                                               ______________
                                                       ______________
                                                                           Total Decision Support Software                                 446
Total Auction House/Art Dealer                                  856        _____________________________________________________________________
_____________________________________________________________________
                                                                           Dental Supplies & Equipment - 0.6%
Auto/Truck Parts & Equipment-Original - 0.2%
                                                                           Sirona Dental Systems*                         11,924           367
Tenneco*                                        4,004           111                                                               ______________
                                                       ______________
                                                                           Total Dental Supplies & Equipment                               367
Total Auto/Truck Parts & Equipment-Original                     111        _____________________________________________________________________
_____________________________________________________________________
                                                                           Distribution/Wholesale - 2.6%
Building Products-Cement/Aggregate - 1.3%
                                                                           Watsco                                         10,547           588
Martin Marietta Materials                      10,002           854        WESCO International*                           29,780         1,070
                                                       ______________                                                             ______________

Total Building Products-Cement/Aggregate                        854        Total Distribution/Wholesale                                  1,658
_____________________________________________________________________      _____________________________________________________________________
Chemicals-Diversified - 1.3%                                               Diversified Manufacturing Operations - 1.0%

Solutia*                                       59,896           845        Acuity Brands                                  15,646           659
                                                       ______________                                                             ______________

Total Chemicals-Diversified                                     845        Total Diversified Manufacturing Operations                      659
_____________________________________________________________________      _____________________________________________________________________
Coffee - 2.6%                                                              Drug Delivery Systems - 0.3%

Green Mountain Coffee Roasters*                53,865         1,658        Nektar Therapeutics*                           12,473           163
                                                       ______________                                                             ______________

Total Coffee                                                  1,658        Total Drug Delivery Systems                                     163
_____________________________________________________________________      _____________________________________________________________________
Commercial Banks-Eastern US - 0.7%                                         E-Commerce/Products - 1.9%

Signature Bank*                                11,213           431        NutriSystem                                    32,302           632
                                                       ______________      Shutterfly*                                    22,265           558
                                                                                                                                  ______________
Total Commercial Banks-Eastern US                               431
_____________________________________________________________________      Total E-Commerce/Products                                     1,190
                                                                           _____________________________________________________________________
Commercial Services - 2.7%
                                                                           Educational Software - 2.1%
Alliance Data Systems*                         16,968           975
HMS Holdings*                                  13,025           734        Blackboard*                                    35,825         1,360
                                                       ______________                                                             ______________

Total Commercial Services                                     1,709        Total Educational Software                                    1,360
_____________________________________________________________________      _____________________________________________________________________
Commercial Services-Finance - 1.1%                                         Electronic Components-Semiconductors - 5.0%

Coinstar*                                      15,036           684        Cavium Networks*                                5,713           153
                                                       ______________      Netlogic Microsystems*                         27,877           824
                                                                           Rovi*                                          26,116         1,162
Total Commercial Services-Finance                               684        Skyworks Solutions*                            59,026         1,035
_____________________________________________________________________                                                             ______________
Computer Services - 2.0%                                                   Total Electronic Components-Semiconductors                    3,174
                                                                           _____________________________________________________________________
SYKES Enterprises*                             43,779           694
VanceInfo Technologies ADR*                    22,201           564
                                                       ______________

Total Computer Services                                       1,258
_____________________________________________________________________

                                                                18

_____________________________________________________________________      _____________________________________________________________________
Description                                 Shares      Value (000)        Description                                 Shares      Value (000)
_____________________________________________________________________      _____________________________________________________________________

E-Marketing/Information - 0.7%                                             Machinery-General Industry - 4.5%

comScore*                                      21,654  $        429        IDEX                                           27,459  $        883
                                                       ______________      Middleby*                                       6,952           400
                                                                           Roper Industries                               25,069         1,567
Total E-Marketing/Information                                   429                                                               ______________
_____________________________________________________________________
                                                                           Total Machinery-General Industry                              2,850
Enterprise Software/Services - 2.0%                                        _____________________________________________________________________

Ultimate Software Group*                       39,790         1,284        Machinery-Pumps - 2.0%
                                                       ______________
                                                                           Flowserve                                      13,001         1,289
Total Enterprise Software/Services                            1,284                                                               ______________
_____________________________________________________________________
                                                                           Total Machinery-Pumps                                         1,289
E-Services/Consulting - 0.4%                                               _____________________________________________________________________

GSI Commerce*                                  11,687           263        Marine Services - 0.8%
                                                       ______________
                                                                           Aegean Marine Petroleum Network                25,301           520
Total E-Services/Consulting                                     263                                                               ______________
_____________________________________________________________________
                                                                           Total Marine Services                                           520
Finance-Consumer Loans - 1.4%                                              _____________________________________________________________________

Portfolio Recovery Associates*                 12,790           891        Medical Instruments - 4.2%
                                                       ______________
                                                                           Edwards Lifesciences*                          17,076           987
Total Finance-Consumer Loans                                    891        NuVasive*                                      24,334           797
_____________________________________________________________________      Thoratec*                                      19,910           732
                                                                           Volcano*                                        7,539           166
Finance-Investment Banker/Broker - 1.1%                                                                                           ______________

Greenhill                                      10,291           700        Total Medical Instruments                                     2,682
                                                       ______________      _____________________________________________________________________
Total Finance-Investment Banker/Broker                          700        Medical Products - 2.3%
_____________________________________________________________________
                                                                           Orthofix International*                        23,380           708
Finance-Other Services - 0.5%                                              Zoll Medical*                                  29,022           768
                                                                                                                                  ______________
Higher One Holdings*                           24,758           346
                                                       ______________      Total Medical Products                                        1,476
                                                                           _____________________________________________________________________
Total Finance-Other Services                                    346
_____________________________________________________________________      Medical-Biomedical/Genetic - 0.5%

Footwear & Related Apparel - 0.7%                                          Seattle Genetics*                              24,680           301
                                                                                                                                  ______________
Deckers Outdoor*                                6,288           320
Steven Madden*                                  2,669           103        Total Medical-Biomedical/Genetic                                301
                                                       ______________      _____________________________________________________________________

Total Footwear & Related Apparel                                423        Medical-Drugs - 0.5%
_____________________________________________________________________
                                                                           Salix Pharmaceuticals*                          8,102           344
Home Furnishings - 1.3%                                                                                                           ______________

Tempur-Pedic International*                    25,995           797        Total Medical-Drugs                                             344
                                                       ______________      _____________________________________________________________________
Total Home Furnishings                                          797        Networking Products - 2.6%
_____________________________________________________________________
                                                                           Acme Packet*                                    4,986           141
Hotels & Motels - 0.6%                                                     Polycom*                                       49,850         1,480
                                                                                                                                  ______________
Home Inns & Hotels Management ADR*              8,570           361
                                                       ______________      Total Networking Products                                     1,621
                                                                           _____________________________________________________________________
Total Hotels & Motels                                           361
_____________________________________________________________________      Oil & Gas Drilling - 1.2%

Human Resources - 2.2%                                                     Rowan*                                         30,717           776
                                                                                                                                  ______________
Monster Worldwide*                             49,991           686
Robert Half International                      28,500           718        Total Oil & Gas Drilling                                        776
                                                       ______________      _____________________________________________________________________

Total Human Resources                                         1,404        Oil Companies-Exploration & Production - 3.5%
_____________________________________________________________________
                                                                           Atlas Energy*                                  25,285           748
Investment Management/Advisory Services - 2.6%                             Brigham Exploration*                           35,170           607
                                                                           Goodrich Petroleum*                            24,191           301
Affiliated Managers Group*                     23,151         1,640        Oasis Petroleum*                               29,876           514
                                                       ______________      Rosetta Resources*                              2,644            58
                                                                                                                                  ______________
Total Investment Management/Advisory Services                 1,640
_____________________________________________________________________      Total Oil Companies-Exploration & Production                  2,228
                                                                           _____________________________________________________________________
Machinery-Construction & Mining - 0.2%
                                                                           Pharmacy Services - 1.7%
Bucyrus International                           1,733           108
                                                       ______________      Catalyst Health Solutions*                     16,407           567
                                                                           SXC Health Solutions*                           7,500           509
Total Machinery-Construction & Mining                           108                                                               ______________
_____________________________________________________________________
                                                                           Total Pharmacy Services                                       1,076
Machinery-Electrical - 0.2%                                                _____________________________________________________________________

Baldor Electric                                 2,870           110
                                                       ______________
Total Machinery-Electrical                                      110
_____________________________________________________________________

                                                                19

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________
SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                                 Shares      Value (000)        Description                                 Shares      Value (000)
_____________________________________________________________________      _____________________________________________________________________

Physician Practice Management - 2.3%                                       Telecommunications Equipment-Fiber Optics - 0.2%

IPC The Hospitalist*                           28,880  $        744        Finisar*                                        7,697  $        123
Mednax*                                        14,692           693                                                               ______________
                                                       ______________
                                                                           Total Telecommunications Equipment-
Total Physician Practice Management                           1,437           Fiber Optics                                                 123
_____________________________________________________________________      _____________________________________________________________________

Printing-Commercial - 1.1%                                                 Theaters - 1.0%
                                                                           Cinemark Holdings                              41,861           611
VistaPrint*                                    20,772           686                                                               ______________
                                                       ______________
                                                                           Total Theaters                                                  611
Total Printing-Commercial                                       686        _____________________________________________________________________
_____________________________________________________________________
                                                                           Therapeutics - 0.6%
Research & Development - 1.8%
                                                                           Onyx Pharmaceuticals*                          14,903           387
Parexel International*                         56,131         1,152                                                               ______________
                                                       ______________
                                                                           Total Therapeutics                                              387
Total Research & Development                                  1,152        _____________________________________________________________________
_____________________________________________________________________
                                                                           Transport-Services - 1.1%
Retail-Apparel/Shoe - 3.4%
                                                                           HUB Group, Cl A*                               21,450           690
Express*                                       59,928         1,052                                                               ______________
Guess?                                         13,794           492
Gymboree*                                      14,572           631        Total Transport-Services                                        690
Rue21*                                            221             7        _____________________________________________________________________
                                                       ______________
                                                                           Virtual Reality Products - 0.5%
Total Retail-Apparel/Shoe                                     2,182
_____________________________________________________________________      RealD*                                         18,771           319
                                                                                                                                  ______________
Retail-Discount - 0.9%
                                                                           Total Virtual Reality Products                                  319
BJ's Wholesale Club*                           12,986           592        _____________________________________________________________________
                                                       ______________
                                                                           Wireless Equipment - 1.2%
Total Retail-Discount                                           592
_____________________________________________________________________      SBA Communications, Cl A*                      21,642           783
                                                                                                                                  ______________
Retail-Jewelry - 0.9%
                                                                           Total Wireless Equipment                                        783
Tiffany                                        14,246           599                                                               ______________
                                                       ______________
                                                                           Total Common Stock (Cost $57,249)                            60,315
Total Retail-Jewelry                                            599        _____________________________________________________________________
_____________________________________________________________________
                                                                           Investment Company - 4.4%
Retail-Perfume & Cosmetics - 1.0%
                                                                           Growth-Mid Cap - 2.9%
Ulta Salon Cosmetics & Fragrance*              24,155           610        iShares Russell Midcap Growth Index Fund       40,086         1,868
                                                       ______________                                                             ______________

Total Retail-Perfume & Cosmetics                                610        Total Growth-Mid Cap                                          1,868
_____________________________________________________________________      _____________________________________________________________________

Retail-Restaurants - 2.2%                                                  Growth-Small Cap - 1.5%

Buffalo Wild Wings*                            18,496           789        iShares Russell 2000 Growth Index Fund         13,747           973
Chipotle Mexican Grill*                         3,975           588                                                               ______________
                                                       ______________
                                                                           Total Growth-Small Cap                                          973
Total Retail-Restaurants                                      1,377                                                               ______________
_____________________________________________________________________
                                                                           Total Investment Company (Cost $2,729)                        2,841
Schools - 3.0%                                                             _____________________________________________________________________

Capella Education*                              5,101           474        Money Market Fund - 0.8%
DeVry                                          14,793           796
Strayer Education                               2,786           667        Dreyfus Cash Management Fund,
                                                       ______________         Institutional Class, 0.243% (A)            488,977           489
                                                                                                                                  ______________
Total Schools                                                 1,937
_____________________________________________________________________      Total Money Market Fund (Cost $489)                             489
                                                                           _____________________________________________________________________
Semiconductor Components-Integrated Circuits - 1.5%
                                                                           Total Investments - 100.1% (Cost $60,467)                    63,645
Emulex*                                       107,457           935        _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - (0.1)%                      (82)
Total Semiconductor Components-Integrated Circuits              935        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                              $     63,563
                                                                           _____________________________________________________________________

                                                                            For descriptions of abbreviations and footnotes, please refer to page 30.

                                                                20

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of July 31, 2010 in valuing the Fund's net assets were as follows (000):

                        Description                                                Level 1     Level 2     Level 3      Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                                    $60,315       $-          $-        $60,315
   Investment Company                                                                2,841        -           -          2,841
   Money Market Fund                                                                   489        -           -            489
____________________________________________________________________________________________________________________________________

Total Investments                                                                  $63,645       $-          $-        $63,645
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                21

OLD MUTUAL INTERNATIONAL EQUITY FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Acadian Asset Management LLC

Performance Highlights

o     For the fiscal year ended July 31, 2010, the Old Mutual International Equity Fund underperformed its benchmark, the MSCI EAFE
      Index. The Fund's Class A shares posted a 5.89% return at net asset value versus a 6.26% return for the Index.

o     In terms of regions and countries, the Fund lost relative value from stock selection in Finland, Sweden and the U.K. There was relative value added back, however, from stock selection in Germany, Singapore and Japan.

o     Jardine Cycle & Carriage, Commonwealth Bank of Australia (no longer a Fund holding) and D'Ieteren were among the top contributors to relative performance for the year.

o     BP, E.ON and Enel were among the top detractors from relative performance for the year.

Q.    How did the Fund perform relative to its Index?

A.    For the fiscal year ended July 31, 2010, the Old Mutual International Equity Fund (the "Fund") underperformed its benchmark, the MSCI EAFE Index (the "Index"). The Fund's Class A shares posted a 5.89% return at net asset value versus a 6.26% return for the Index. Performance for all share classes can be found on page 24.

Q.    What investment environment did the Fund face during the past year?

A.    The trailing year has been a volatile one for non-U.S. equities, as a surging market recovery in the latter part of 2009 was cut short in the second quarter of 2010, only to show some renewed signs of life in July. Looking at the period as a whole, the second half of 2009 was very strong for equity markets, as signs of global economic recovery became more abundant and corporate profits more than met investors' reduced expectations. The rally supported a broad appetite for risk and cheapness at the expense of earnings and financial quality. This focus began to abate in the fourth quarter of 2009, as investors shifted to earnings as the key driver of stock attractiveness. Risk conditions began to stabilize under this renewed attention to fundamentals, though market leadership remained quite narrow.

      Moderately positive results amid continued signs of a global economic recovery started off 2010. The Asia-Pacific area saw the strongest gains, with Europe trailing as the first signs emerged of problems with the sovereign debt of Greece and other heavily indebted countries. Concerns about Europe quickly escalated, and this was a key factor in global markets' sharp plunge in the second quarter of 2010. Investors were also made pessimistic by tepid economic data, as well as fears that austerity measures and bank bailout costs would impede global recovery. Sentiment began to improve in July, however, as fears eased about European debt and bank capitalization issues. While the economic picture remained cloudy, there was enough renewed confidence for investors to return to equities with a higher appetite for risk. Beta exposure was rewarded in July 2010, with lower-quality, risk-sensitive issues again leading markets.

Q.    Which market factors influenced the Fund's relative performance?

A.    The Fund's returns for the period were the result of relatively weak returns in 2009 being offset by positive active return for most of 2010 to date. Given the focus Acadian Asset Management LLC ("Acadian"), the Fund's sub-adviser, has on quantitative analysis, risk control and fundamentals, the Fund has tended to perform better in the recent environment with its more stable risk conditions than in the "junk rally" conditions of 2009. In the earlier period, many investors sought pure risk (hoping to leverage exposure to economic recovery) rather than rewarding valuation, earnings and other core stock attributes.

      For the period as a whole, Acadian's active stock selection and active market weightings were moderately positive. The positions that helped the Fund's return most included stock selection and a market overweighting in Singapore, stock selection in Germany and France, a market underweighting in Spain, and stock selection in Japan (which was partly offset by negative return from an overweighting in this market). On the negative side, the Fund lost value in the U.K. from stock selection, principally from holding BP, the international oil and gas company. Stock selection in Portugal, Sweden, Finland and Hong Kong also detracted a small amount of return, as did market weightings in Austria, Canada, Greece and Australia.

International Equity Fund

                                                                22

Q.   How did portfolio composition affect relative Fund performance?

A.   In terms of regions and countries, the Fund lost relative value from stock selection in Finland, Sweden and the U.K. There was relative value added back, however, from stock selection in Germany, Singapore and Japan.

     Jardine Cycle & Carriage, Commonwealth Bank of Australia (no longer a Fund holding) and D'Ieteren were among the top contributors to relative performance for the year. Jardine Cycle & Carriage, a Singapore auto retailer, saw its stock rise in the first quarter of 2010 after Goldman Sachs Group raised its price target for the automobile retailer and got a further boost in the second quarter after Morgan Stanley initiated coverage with an "overweight" rating. Commonwealth Bank of Australia, an
     Australian banking and life insurance company, rallied in the latter part of 2009 posting solid first-half profits after earnings were boosted by increased demand for home loans amid low lending rates. D'Ieteren, a Belgian auto importer and distributor, experienced a rise in its stock price early in the period after the company raised its annual forecast as profit growth accelerated in the third quarter of 2009. More recently, shares were buoyed by reports the company delivered 18% more new vehicles in the first part of 2010, outperforming the Belgian auto market as a whole.

     BP, E.ON and Enel were among the top detractors from relative performance for the year. Shares of BP fell sharply in the first quarter of 2010 in the wake of the explosion of the Deepwater Horizon rig and ensuing catastrophic oil leak in the Gulf of
     Mexico. E. ON, a German power generation and gas production company, saw its stock decline in the first quarter of 2010 after the utility provider agreed to pay Russian company OAO Gazprom $140 million in January for unused gas in 2009 under a
     "take-or-pay" contract. Enel, an Italian utility company, proposed to cut its dividend by nearly half at the beginning of 2010 in an attempt to lower debt, and as a result its shares tumbled.

Q.   What is the investment outlook for international stocks?

A.   Global equity markets may continue to be choppy over the coming months, with recent events negatively affecting cyclical sectors, commodities, and credit risk. Over the past quarter, investors have been unsettled by the turmoil stemming from the
     European debt crisis and the related risks of fiscal tightening to the region's recovery, as well as concerns about China's growth sustainability. In the U.S., employment and housing remain uncertain, as recent data have failed to signal meaningful improvements in these key areas.

     Despite these risks, Acadian continues to assess the likelihood of a double-dip recession as relatively low. Although Acadian believes that global recovery will be tempered as long as credit growth remains restricted, particularly in Europe, a number of factors could help support a trend of moderate growth and somewhat more steady equity returns in the second half of the year.
     These include continued stabilization in global gross domestic product, firmer global demand supporting export-driven markets, sustained accommodative monetary policy in key areas, and an overall positive near-term earnings outlook.

     However these situations play out, Acadian expects significant opportunities for active stock selection, focusing on a range of stock attributes, and believes that valuation, earnings, quality and other characteristics will be important long-term drivers of return. In particular, higher-quality companies with improving earnings are likely to do well in a period of uncertainty.
     Acadian will continue to target the best valued of these, and focus on risk control in broad, diverse portfolios.

Top Ten Holdings
as of July 31, 2010

Nestle                                                                      3.4%
___________________________________________________________________________________

HSBC Holdings                                                               3.4%
___________________________________________________________________________________

Royal Dutch Shell, Cl A                                                     3.3%
___________________________________________________________________________________

BHP Billiton                                                                2.6%
___________________________________________________________________________________

AstraZeneca (GBP)                                                           2.5%
___________________________________________________________________________________

Unilever                                                                    2.4%
___________________________________________________________________________________

BP                                                                          2.1%
___________________________________________________________________________________

E.ON                                                                        2.1%
___________________________________________________________________________________

Deutsche Telekom                                                            2.0%
___________________________________________________________________________________

DBS Group Holdings                                                          1.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           25.7%
___________________________________________________________________________________

International Equity Fund

                                                                23

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                                                    Annualized
                                                                                            Inception     1 Year    Inception
                                                                                               Date       Return     to Date
____________________________________________________________________________________________________________________________________

Class A with load                                                                            12/30/05    (0.23)%      (4.42)%
Class A without load                                                                         12/30/05     5.89%       (3.17)%
Class Z                                                                                      12/30/05     6.07%       (2.94)%
Institutional Class                                                                          12/30/05     6.43%       (2.68)%
MSCI EAFE Index                                                                              12/30/05     6.26%       (0.10)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class Z and Institutional Class shares (as reported in the November 19, 2009 prospectus) are 3.43% and 1.52%; 3.85% and 1.27%; and 1.55% and 1.02%, respectively.

Fund Performance
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual International Equity Fund, Class A	Old Mutual International Equity Fund, Class Z	Old Mutual International Equity Fund, Institutional Class	MSCI EAFE Index
12/30/05	9,425	10,000	10,000	10,000
7/31/06	10,320	10,970	10,980	11,125
7/31/07	13,212	14,067	14,126	13,785
7/31/08	10,960	11,693	11,779	12,105
7/31/09	7,678	8,220	8,295	9,369
7/31/10	8,130	8,720	8,828	9,956

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of July 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Australia	5.7%
Austria	1.7%
Belgium	1.5%
Canada	2.4%
Cash Equivalents	0.4%
China	0.7%
Common Stock	1.4%
Denmark	0.1%
Finland	0.1%
France	5.2%
Germany	11.7%
Greece	0.3%
Hong Kong	5.2%
Italy	3.0%
Japan	25.3%
Netherlands	8.5%
Norway	0.3%
Portugal	1.1%
Singapore	4.4%
Sweden	2.9%
Switzerland	4.2%
United Kingdom	13.9%

                                                                24

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 1.4%                                                        Canada - 2.4%
B2B/E-Commerce - 0.0%                                                      Canadian Natural Resources                    15,600   $        537
Global Sources*                                  319   $          3        Cardiome Pharma*                              10,100             83
                                                       ______________      Cascades                                      14,700             99
                                                                           Cott*                                         41,600            249
Total B2B/E-Commerce                                              3        EnCana                                         2,900             89
_____________________________________________________________________      QLT*                                          20,400            117
                                                                                                                                  ______________
Commercial Banks Non-US - 0.2%
Allied Irish Banks ADR*                       42,024            105        Total Canada                                                  1,174
                                                       ______________      _____________________________________________________________________

Total Commercial Banks Non-US                                   105        China - 0.7%
_____________________________________________________________________      Pacific Textile Holdings                     100,000             57
                                                                           SunVic Chemical Holdings*                      1,000              -
Computers - 1.1%                                                           Yangzijiang Shipbuilding Holdings            272,000            291
Research In Motion*                           8,907             512                                                               ______________
                                                       ______________
                                                                           Total China                                                     348
Total Computers                                                 512        _____________________________________________________________________
_____________________________________________________________________
                                                                           Denmark - 0.1%
Electronic Components-Miscellaneous - 0.1%                                 Monberg & Thorsen A/S, Cl B                      186             11
NAM TAI Electronics*                          14,900             65        PER Aarsleff A/S, Cl B                           283             23
                                                       ______________                                                             ______________

Total Electronic Components-Miscellaneous                        65        Total Denmark                                                    34
                                                       ______________      _____________________________________________________________________

Total Common Stock (Cost $795)                                  685        Finland - 0.1%
_____________________________________________________________________      Digia                                          5,565             36
                                                                           Fiskars OYJ ABP                                  110              2
Foreign Common Stock - 97.9%                                                                                                      ______________
Australia - 5.6%
BHP Billiton                                  35,722          1,297        Total Finland                                                    38
Credit Corp Group                              2,021              5        _____________________________________________________________________
Origin Energy                                  1,682             24
RCR Tomlinson                                 33,105             30        France - 5.2%
RHG*                                          87,115             53        AXA                                               75              1
Rio Tinto                                     11,479            737        BNP Paribas                                   11,879            812
Santos                                        51,337            619        Cegid Group                                      917             25
                                                       ______________      Cie des Alpes                                    832             22
                                                                           Devoteam                                         644             15
Total Australia                                               2,765        Etam Developpement*                              707             33
_____________________________________________________________________      Groupe Steria SCA                             14,228            386
                                                                           LDC                                              129             13
Austria - 1.7%                                                             Linedata Services                              1,290             16
Erste Group Bank                               5,153            206        NetGem                                         4,971             20
OMV                                           18,281            611        Parrot*                                        8,935            175
Telekom Austria                                  200              3        Peugeot                                        1,540             46
Voestalpine                                      127              4        Sanofi-Aventis                                15,815            919
                                                       ______________      Tessi                                            257             19
                                                                           Total                                          1,116             56
Total Austria                                                   824        Video Futur Entertainment Group*               4,971              2
_____________________________________________________________________                                                             ______________

Belgium - 1.5%                                                             Total France                                                  2,560
Ageas                                         25,279             69        _____________________________________________________________________
Barco*                                         4,175            209
D'leteren                                        718            346        Germany - 11.6%
Euronav                                           40              1        ADVA Optical Networking*                      21,136            130
Kinepolis Group                                  940             51        Allianz                                        7,859            913
Recticel                                       7,070             70        Amadeus Fire                                   2,335             69
                                                       ______________      Aurubis                                        2,900            132
                                                                           BASF                                          15,417            902
Total Belgium                                                   746        Bavaria Industriekapital                         925             15
_____________________________________________________________________      Cewe Color Holding                               836             27
                                                                           Deutsche Bank                                 10,440            729
                                                                           Deutsche Post                                 21,181            369
                                                                           Deutsche Telekom                              74,444          1,000
                                                                           _____________________________________________________________________

                                                                25

OLD MUTUAL INTERNATIONAL EQUITY FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Germany - continued                                                        Japan - continued
E.ON                                          33,788   $      1,011        Arnest One                                     3,200   $         36
Freenet                                           62              1        Artnature                                      5,600             51
Infineon Technologies*                        39,872            270        Asahi Glass                                   17,000            173
Koenig & Bauer                                   565             11        Asahi Industries                                  15             25
Loewe                                          1,348             11        Astellas Pharma                               24,400            825
VTG                                            7,856            126        Bando Chemical Industries                     10,000             33
                                                       ______________      Best Bridal                                        4             12
                                                                           Canon                                             50              2
Total Germany                                                 5,716        Chubu Steel Plate                             12,700             72
_____________________________________________________________________      Combi                                          1,500             12
                                                                           Daido Kogyo                                    8,000             13
Greece - 0.3%                                                              Daihatsu Diesel Manufacturing                  4,000             14
OPAP                                          10,780            160        Daiichikosho                                   4,200             62
                                                       ______________      Dainichi                                       1,800             12
                                                                           Faith                                          1,196            103
Total Greece                                                    160        Fuji Soft                                      2,200             36
_____________________________________________________________________      Fujimori Kogyo                                 1,400             19
                                                                           Fujitsu                                       93,100            660
Hong Kong - 5.2%                                                           FuKoKu                                         2,000             17
Allied Properties                            120,000             24        Fukuda Denshi                                  1,300             31
Amax Holdings*                             5,922,000             64        Hajime Construction                            2,900             83
Champion Technology Holdings               6,316,000            164        Haruyama Trading                               1,500              7
CLP Holdings                                 120,500            890        Haseko                                           500              -
Courage Marine Group                          17,000              2        Hazama                                        26,300             23
Dickson Concepts International                19,000             14        HI-LEX                                         2,800             39
DMX Technologies Group*                       38,000             10        Hitachi                                      161,000            668
Dragon Hill Wuling                                                         Hokkan Holdings                                4,000             11
   Automobile Holdings*                      130,000             12        H-One                                          1,200              9
Fairwood                                      45,500             48        Iida Home Max                                  3,700             32
Galaxy Entertainment Group*                  138,000             92        Imasen Electric Industrial                       884             11
Hannstar Board International Holdings         84,000             18        INES                                           4,100             27
Hutchison Whampoa                            114,000            754        Innotech                                       2,200             13
Jardine Strategic Holdings                    14,500            341        Iwatani                                       21,000             59
Kantone Holdings                             570,000              9        JMS                                            3,000             11
Keck Seng Investments                         24,900             13        Kamei                                          3,000             13
Luen Thai Holdings                           137,000             14        Kanematsu Electronics                          2,300             21
Next Media*                                  246,000             35        Kawasumi Laboratories                         10,000             65
Victory City International Holdings          228,000             48        Koike Sanso Kogyo                              6,000             16
Wing On International                          7,000             12        Komatsu Seiren                                10,000             38
                                                       ______________      Konishi                                        1,900             21
                                                                           KRS                                            1,600             16
Total Hong Kong                                               2,564        Kyodo Printing                                12,000             29
_____________________________________________________________________      Marubeni                                     104,000            558
                                                                           Marubun                                        4,800             27
Italy - 3.0%                                                               Mimasu Semiconductor Industry                  1,500             18
Banca Popolare dell'Emilia Romagna               169              2        Mitani                                           500              3
De'Longhi                                      6,503             32        Mitsubishi UFJ Financial Group                49,500            245
Enel                                         162,373            796        Mitsui                                        14,000            180
Engineering Ingegneria Informatica             1,424             37        Mitsui Home                                    2,000             10
Exor                                              26              1        Mr Max                                           400              2
Milano Assicurazioni                             521              1        Nagase                                        34,000            373
Telecom Italia                               241,174            307        Namura Shipbuilding                           17,400             98
UniCredit                                    102,603            287        NIC                                           13,900             58
                                                       ______________      Nichireki                                     12,000             58
                                                                           _____________________________________________________________________
Total Italy                                                   1,463
_____________________________________________________________________

Japan - 25.2%
Aeon                                          29,800            319
Airport Facilities                             3,900             14
Alfresa Holdings                                 200              9
Ando                                          12,000             15
Arakawa Chemical Industries                    2,900             32
Arc Land Sakamoto                              2,000             26
Argo Graphics                                    800              9
_____________________________________________________________________

                                                                 26

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Japan - continued                                                          Japan - continued
NIFTY                                             59   $         53        Torii Pharmaceutical                           6,600   $        108
Nihon Kagaku Sangyo                            2,000             15        Tosei                                             53             19
Nihon Yamamura Glass                           1,000              3        Toshiba TEC                                   21,000             76
Nippo                                         15,000            104        Totetsu Kogyo                                 29,000            188
Nippon Electric Glass                          5,000             64        Touei Housing                                  7,100             75
Nippon Game Card                                  26             30        Toyota Tsusho                                 20,700            314
Nippon Road                                   30,000             65        Universe                                         700             10
Nippon Steel                                     700              2        Watabe Wedding                                 3,900             46
Nippon Steel Trading                           1,000              3        Yasunaga                                       2,100             12
NIS Group*                                    24,600              5        Yellow Hat                                     2,700             19
Nissan Motor                                  84,900            650        Zojirushi                                     18,000             46
Nisshin Fudosan                                2,900             20                                                               ______________
Nissin Sugar Manufacturing                     7,000             15
Noevir                                         1,600             19        Total Japan                                                  12,395
Nojima                                         1,028              7        _____________________________________________________________________
NTT                                           21,500            894
NTT Data                                         139            506        Netherlands - 8.5%
NTT DoCoMo                                        59             94        EADS                                          25,608            607
Obayashi Road                                 31,000             64        Gamma Holding                                     57              2
Pacific Industrial                             4,000             18        Koninklijke Philips Electronics               21,897            681
Piolax                                         2,800             54        Royal Dutch Shell, Cl A                       59,030          1,628
Pressance                                          8             16        Teleplan International                        32,125             87
Raysum*                                           60             16        TNT                                               53              2
Relo Holdings                                  4,100             64        Unilever                                      39,546          1,163
Riken Technos                                  8,000             22                                                               ______________
Ryoden Trading                                 2,000             11
Ryoyo Electro                                 11,100            118        Total Netherlands                                             4,170
Saison Information Systems                     2,800             21        _____________________________________________________________________
Sakata INX                                     2,000              9
Sanko Marketing Foods                             14             13        New Zealand - 0.0%
Satori Electric                                6,400             50        Sky Network Television                           210              1
Scroll                                         4,300             15                                                               ______________
Seria                                              1              2
Shidax                                         5,000             18        Total New Zealand                                                 1
Shinsho                                        3,000              6        _____________________________________________________________________
Sinanen                                        3,000             12
Soft99                                           400              2        Norway - 0.4%
Softbank                                      21,500            641        Atea ASA                                      14,500            102
Sojitz                                       245,300            389        Norske Skogindustrier*                        52,125             64
Soken Chemical & Engineering                     700             11                                                               ______________
Sony                                          22,400            701
Studio Alice                                   9,700             83        Total Norway                                                    166
Sumikin Bussan                                 2,000              4        _____________________________________________________________________
Sumitomo Heavy Industries                      7,000             41
Sumitomo Mitsui Financial Group                1,400             43        Portugal - 1.1%
Suncall                                        4,000             18        EDP - Energias de Portugal                   164,896            542
T&K Toka                                       1,500             19        Novabase SGPS*                                 1,941              8
Taiyo Elec                                     2,300             13                                                               ______________
Takagi Securities                             19,000             29
Takeda Pharmaceutical                         19,600            899        Total Portugal                                                  550
Techno Ryowa                                   1,200              6        _____________________________________________________________________
Teikoku Sen-I                                  1,000              6
Toa Oil                                       11,000             12        Singapore - 4.4%
Tokyu Construction                             5,080             13        DBS Group Holdings                            87,000            923
_____________________________________________________________________      GP Batteries International                    14,000             19
                                                                           Jardine Cycle & Carriage                      21,526            568
                                                                           Oversea-Chinese Banking                       43,000            286
                                                                           QAF                                            7,000              3
                                                                           Singapore Airlines                            32,000            368
                                                                                                                                  ______________

                                                                           Total Singapore                                               2,167
                                                                           _____________________________________________________________________

                                                                           Sweden - 2.9%
                                                                           AstraZeneca (SEK)                                317             16
                                                                           Bilia AB, Cl A                                13,310            201
                                                                           Electrolux AB, Ser B                          24,441            545
                                                                           Industrial & Financial Systems, Cl B           3,345             38
                                                                           Industrivarden AB, Cl A                        2,056             27
                                                                           Industrivarden AB, Cl C                        5,968             75
                                                                           _____________________________________________________________________

                                                                 27

OLD MUTUAL INTERNATIONAL EQUITY FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Sweden - continued                                                         Foreign Preferred Stock - 0.0%
Nolato AB, Cl B                                8,008   $         88        Germany - 0.0%
Saab AB, Cl B                                 18,784            244        Villeroy & Boch                                3,475   $         18
Volvo AB, Cl B                                14,742            184                                                               ______________
                                                       ______________
                                                                           Total Germany                                                    18
Total Sweden                                                  1,418                                                               ______________
_____________________________________________________________________
                                                                           Total Foreign Preferred Stock (Cost $17)                         18
Switzerland - 4.2%                                                         _____________________________________________________________________
Advanced Digital Broadcast Holdings            3,308             92
Bell Holding                                      28             44        Money Market Fund - 0.4%
Bossard Holding                                  337             28        Dreyfus Cash Management Fund,
Calida Holding                                    25             12           Institutional Class, 0.243% (A)           171,387            171
Clariant                                       2,517             33                                                               ______________
Emmi                                             705            108
Nestle                                        33,559          1,659        Total Money Market Fund (Cost $171)                             171
Novartis                                         253             12        _____________________________________________________________________
Swisslog Holding                              37,055             27
UBS                                            2,272             39        Total Investments - 99.7% (Cost $46,338)                     48,972
                                                       ______________      _____________________________________________________________________

Total Switzerland                                             2,054        Other Assets and Liabilities, Net - 0.3%                        165
_____________________________________________________________________      _____________________________________________________________________

United Kingdom - 13.8%                                                     Total Net Assets - 100.0%                                    49,137
Anglo-Eastern Plantations                      1,127             10        _____________________________________________________________________
AstraZeneca (GBP)                             24,352          1,221
Aveva Group                                       94              2        For descriptions of abbreviations and footnotes, please refer to
Barclays                                      19,784            102        page 30.
BHP Billiton                                   4,983            153
BP                                           163,017          1,043
British Polythene Industries                   2,378              8
Cape*                                          7,630             32
Character Group                                  242              -
Chaucer Holdings                                 257              -
Chime Communications                           7,025             19
Clarkson                                         319              4
Colt Group*                                   27,500             56
Dart Group                                    40,418             46
Davis Service Group                           31,578            185
DS Smith                                      14,070             32
Hilton Food Group                              1,087              4
HSBC Holdings                                162,806          1,656
Imperial Tobacco Group                        27,616            781
Lloyds Banking Group*                            332              -
Logica                                       214,837            365
Mondi                                          2,600             18
Next                                           1,107             37
Renew Holdings                                 2,084              1
Rio Tinto                                      7,505            388
Royal Bank of Scotland Group*                588,095            460
RPC Group                                     25,287            105
Tribal Group                                  14,443             14
Vitec Group                                    1,800             12
WM Morrison Supermarkets                       7,362             31
                                                       ______________

Total United Kingdom                                          6,785
                                                       ______________

Total Foreign Common Stock (Cost $45,355)                    48,098
_____________________________________________________________________

                                                                 28

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used as of July 31, 2010 in valuing the Fund's net assets were as follows (000):

                              Description                                            Level 1      Level 2      Level 3      Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                                      $  685       $     -        $-        $   685
   Foreign Common Stock
      Australia                                                                           -         2,765         -          2,765
      Austria                                                                             -           824         -            824
      Belgium                                                                             -           746         -            746
      Canada                                                                          1,174             -         -          1,174
      China                                                                               -           348         -            348
      Denmark                                                                             -            34         -             34
      Finland                                                                             -            38         -             38
      France                                                                              -         2,560         -          2,560
      Germany                                                                             -         5,716         -          5,716
      Greece                                                                              -           160         -            160
      Hong Kong                                                                           -         2,564         -          2,564
      Italy                                                                               -         1,463         -          1,463
      Japan                                                                               -        12,395         -         12,395
      Netherlands                                                                         -         4,170         -          4,170
      New Zealand                                                                         -             1         -              1
      Norway                                                                              -           166         -            166
      Portugal                                                                            -           550         -            550
      Singapore                                                                           -         2,167         -          2,167
      Sweden                                                                              -         1,418         -          1,418
      Switzerland                                                                         -         2,054         -          2,054
      United Kingdom                                                                      -         6,785         -          6,785
   Foreign Preferred Stock
      Germany                                                                             -            18         -             18
   Money Market Fund                                                                    171             -         -            171
____________________________________________________________________________________________________________________________________

Total Investments                                                                    $2,030       $46,942        $-        $48,972
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 29

NOTES TO SCHEDULES OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

(A) - The rate reported represents the 7-day effective yield as of July 31, 2010.

(B) - All or a portion of this security is held as cover for securities sold short, forward foreign currency contracts or open written option contracts.

(C) - All or a portion of this security is held as required margin for open futures contracts. The rate reported represents the effective yield at the time of purchase.

ADR - American Depositary Receipt
AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
Cl - Class
EUR - Euro
GBP - British Pound Sterling
HMO - Health Maintenance Organization
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
REITs - Real Estate Investment Trusts
S&L - Savings and Loan
SEK - Swedish Krona
Ser - Series

Amounts designated as "-" are either $0 or have been rounded to $0.
Cost figures are shown with "000's" omitted.

                                                                 30

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JULY 31, 2010
____________________________________________________________________________________________________________________________________________________

                                                                                                                        Old Mutual
                                                                                                         Old Mutual    Copper Rock      Old Mutual
                                                                                                          Analytic       Emerging     International
                                                                                                            Fund       Growth Fund     Equity Fund
____________________________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                        $   92,158    $   60,467       $   46,338
____________________________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                       $   99,411    $   63,645       $   48,972
   Cash Deposits held at Prime Broker                                                                           323             -                -
   Foreign Currency (cost $-, $-, $125)                                                                           -             -              127
   Unrealized Gain on Forward Foreign Currency Contracts                                                      1,564             -                -
   Receivable for Capital Shares Sold                                                                             4            51               11
   Receivable from Investment Adviser                                                                            27             2               20
   Receivable for Investment Securities Sold                                                                      -         6,108                -
   Receivable for Dividends and Interest                                                                         81             2               98
   Variation Margin Receivable on Futures Contracts                                                              78             -                -
   Other Assets                                                                                                  11            10                5
____________________________________________________________________________________________________________________________________________________

      Total Assets                                                                                          101,499        69,818           49,233
____________________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Investment Securities Purchased                                                                    -         6,139                -
   Payable for Capital Shares Redeemed                                                                          262            13                -
   Variation Margin Payable on Futures Contracts                                                                 44             -                -
   Written Option Contracts, at Value, (Proceeds received of $1,724, $-, $-)                                  2,138             -                -
   Securities Sold Short, at Value (Proceeds received of $16,712, $-, $-)                                    15,942             -                -
   Unrealized Loss on Forward Foreign Currency Contracts                                                      1,671             -                -
   Payable for Administration Fees                                                                                7             5                4
   Payable for Distribution & Service Fees                                                                        7             -                -
   Payable for Management Fees                                                                                   66            48               40
   Payable for Trustees' Fees                                                                                     2             1                2
   Accrued Expenses                                                                                             179            49               50
____________________________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                      20,318         6,255               96
____________________________________________________________________________________________________________________________________________________

Net Assets                                                                                               $   81,181    $   63,563       $   49,137
____________________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital ($0.001 par value, unlimited authorization)                                           $  237,622    $   81,097       $   93,549
   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)           107             -              565
   Accumulated Net Realized Gain (Loss) on Investments, Securities Sold Short, Futures,
      Written Options and Foreign Currency Transactions                                                    (163,972)      (20,712)         (47,617)
   Net Unrealized Appreciation on Investments, Securities Sold Short,
      Futures, Written Options and Foreign Currency Transactions                                              7,424         3,178            2,640
____________________________________________________________________________________________________________________________________________________

Net Assets                                                                                               $   81,181    $   63,563       $   49,137
____________________________________________________________________________________________________________________________________________________

Net Assets - Class A                                                                                     $   38,274    $    3,079       $      363
Net Assets - Class C                                                                                         20,558           N/A              N/A
Net Assets - Class Z                                                                                         22,347        13,498              528
Net Assets - Institutional Class                                                                                  2        46,986           48,246
____________________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class A                                                       4,242,771       357,932           45,338
Outstanding Shares of Beneficial Interest - Class C                                                       2,372,285           N/A              N/A
Outstanding Shares of Beneficial Interest - Class Z                                                       2,451,997     1,549,034           65,723
Outstanding Shares of Beneficial Interest - Institutional Class                                                 168     5,339,437        5,987,107
____________________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A^                                                $     9.02    $     8.60       $     8.00
____________________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A (Net Asset Value/94.25%)                                        $     9.57    $     9.12       $     8.49
____________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C †^                                    $     8.67           N/A              N/A
____________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z^                                      $     9.11    $     8.71       $     8.03
____________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^                          $     9.12    $     8.80       $     8.06
____________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

† Class C shares have a contingent deferred sales charge. For a description of possible sales charge, please see the Fund's Prospectus.

^ Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

N/A - Not Applicable

The accompanying notes are an integral part of the financial statements.

                                                                 32

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED JULY 31, 2010
____________________________________________________________________________________________________________________________________________________

                                                                                                                        Old Mutual
                                                                                                         Old Mutual    Copper Rock      Old Mutual
                                                                                                          Analytic       Emerging     International
                                                                                                            Fund       Growth Fund     Equity Fund
____________________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                               $  2,586      $    537          $ 1,818
   Interest                                                                                                      70             -                -
   Less: Foreign Taxes Withheld                                                                                   -             -             (149)
____________________________________________________________________________________________________________________________________________________

      Total Investment Income                                                                                 2,656           537            1,669
____________________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                            1,093           634              592
   Administration Fees                                                                                          115            70               59
   Distribution and Service fees:
      Class A                                                                                                   144             9                1
      Class C                                                                                                   312             1                1
   Trustees' Fees                                                                                                68            43               37
   Custodian Fees                                                                                                34            14               77
   Professional Fees                                                                                             47            38               36
   Registration and SEC Fees                                                                                     52            35               42
   Transfer Agent Fees                                                                                          378            80                9
   Dividend Expense on Securities Sold Short                                                                    144             -                -
   Interest Expense on Securities Sold Short                                                                    117             -                -
   Pricing Fees                                                                                                  14             1               67
   Other Expenses                                                                                               149            35               18
____________________________________________________________________________________________________________________________________________________

      Total Expenses                                                                                          2,667           960              939
____________________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                                               (455)          (46)            (330)
____________________________________________________________________________________________________________________________________________________

      Net Expenses                                                                                            2,212           914              609
____________________________________________________________________________________________________________________________________________________

   Net Investment Income (Loss)                                                                                 444          (377)           1,060
____________________________________________________________________________________________________________________________________________________

   Net Realized Gain from Investment Transactions (including Securities Sold Short)                          29,440        13,564            5,452
   Net Realized Gain (Loss) on Foreign Currency Transactions                                                  5,094             -             (135)
   Net Realized Loss on Futures Contracts                                                                    (1,622)            -                -
   Net Realized Loss on Written Option Contracts                                                             (9,328)            -                -
   Net Change in Unrealized Depreciation on Investments (including Securities Sold Short)                   (18,211)       (4,597)            (959)
   Net Change in Unrealized Depreciation on
      Forward Foreign Currency Contracts and Foreign Currency Transactions                                   (2,734)            -               (2)
   Net Change in Unrealized Depreciation on Futures Contracts                                                (1,855)            -                -
   Net Change in Unrealized Appreciation on Written Option Contracts                                          3,336             -                -
____________________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain on Investments                                                            4,120         8,967            4,356
____________________________________________________________________________________________________________________________________________________

   Increase in Net Assets Resulting from Operations                                                        $  4,564      $  8,590          $ 5,416
____________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 33

STATEMENTS OF CHANGES IN NET ASSETS (000)
___________________________________________________________________________________________________________________________________________________
                                                                                                                                Old Mutual
                                                                                                                                Analytic
                                                                                                                                  Fund
___________________________________________________________________________________________________________________________________________________
                                                                                                                         8/1/09 to     8/1/08 to
                                                                                                                         7/31/10       7/31/09
___________________________________________________________________________________________________________________________________________________
Investment Activities:
   Net Investment Income (Loss)                                                                                         $     444     $     205
   Net Increase from Payment by Affiliates (1)                                                                                  -             -
   Net Realized Gain (Loss) from Investments (including Securities Sold Short),
      Written Option Contracts, Futures Contracts, Forward Foreign
      Currency Contracts and Foreign Currency Transactions                                                                 23,584      (148,361)
   Net Change in Unrealized Appreciation (Depreciation) on Investments
      (including Securities Sold Short) Forward Foreign Currency Contracts,
      Foreign Currency Transactions, Futures Contracts, and Written Option Contracts                                      (19,464)       14,353
___________________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                                                          4,564      (133,803)
___________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class A                                                                                                                   -             -
      Class C                                                                                                                   -             -
      Class Z                                                                                                                   -             -
      Institutional Class                                                                                                       -             -
___________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                                            -             -
___________________________________________________________________________________________________________________________________________________

Capital Share Transactions:
   Class A
   Shares Issued                                                                                                            4,310        25,346
   Shares Issued upon Reinvestment of Distributions                                                                             -             -
   Redemption Fees                                                                                                              -             4
   Shares Redeemed                                                                                                        (51,903)     (155,699)
___________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                                                               (47,593)     (130,349)
___________________________________________________________________________________________________________________________________________________

   Class C (2)
   Shares Issued                                                                                                              199         1,925
   Redemption Fees                                                                                                              -             -
   Shares Redeemed                                                                                                        (32,650)      (69,385)
___________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                                                                               (32,451)      (67,460)
___________________________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                                                                            5,816         4,430
   Shares Issued upon Reinvestment of Distributions                                                                             -             -
   Redemption Fees                                                                                                              -             -
   Shares Redeemed                                                                                                        (14,084)      (18,041)
___________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                                                                (8,268)      (13,611)
___________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                                                                -         1,530
   Shares Issued upon Reinvestment of Distributions                                                                             -             -
   Redemption Fees                                                                                                              -             -
   Shares Redeemed                                                                                                        (12,400)       (9,923)
___________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                                                                   (12,400)       (8,393)
___________________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions                                            (100,712)     (219,813)
___________________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                                (96,148)     (353,616)
___________________________________________________________________________________________________________________________________________________

Net Assets:
      Beginning of Period                                                                                                 177,329       530,945
___________________________________________________________________________________________________________________________________________________

      End of Period                                                                                                     $  81,181     $ 177,329
___________________________________________________________________________________________________________________________________________________

   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)                   $     107     $ (10,783)
___________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

(1) See Note 2.

(2) Class C shares of the Old Mutual Copper Rock Emerging Growth Fund and Old Mutual International Equity Fund were closed in 2009.
    See Note 1 for further details.

The accompanying notes are an integral part of the financial statements.

                                                                 34

_____________________________________________________

       Old Mutual
      Copper Rock                  Old Mutual
        Emerging                 International
      Growth Fund                 Equity Fund
_____________________________________________________

8/1/09 to     8/1/08 to     8/1/09 to     8/1/08 to
 7/31/10       7/31/09       7/31/10       7/31/09
_____________________________________________________

$   (377)     $   (513)     $  1,060      $  1,509
       -             1             -             2
  13,564       (21,956)        5,317       (44,891)
  (4,597)        3,604          (961)        7,512
_____________________________________________________

   8,590       (18,864)        5,416       (35,868)
_____________________________________________________

       -             -            (7)          (11)
       -             -             -            (1)
       -             -           (11)          (11)
       -             -        (1,164)       (1,749)
_____________________________________________________

       -             -        (1,182)       (1,772)
_____________________________________________________

   1,081         4,526           171            37
       -             -             6             7
       -             1             -             -
  (1,957)       (8,247)         (455)         (693)
_____________________________________________________

    (876)       (3,720)         (278)         (649)
_____________________________________________________

       -           124             -           123
       -             -             -             -
    (396)         (417)       (1,001)         (707)
_____________________________________________________

    (396)         (293)       (1,001)         (584)
_____________________________________________________

   8,868        17,061           155            50
       -             -            10            11
       -             -             -             -
 (18,184)       (9,614)         (169)         (560)
 _____________________________________________________

  (9,316)        7,447            (4)         (499)
_____________________________________________________

  16,068        20,072           957        14,337
       -             -         1,163         1,746
       -             -             -             -
  (9,785)       (7,685)      (30,744)      (20,580)
_____________________________________________________

   6,283        12,387       (28,624)       (4,497)
_____________________________________________________

  (4,305)       15,821       (29,907)       (6,229)
_____________________________________________________

   4,285        (3,043)      (25,673)      (43,869)
_____________________________________________________

  59,278        62,321        74,810       118,679
_____________________________________________________

$ 63,563      $ 59,278      $ 49,137      $ 74,810
_____________________________________________________

$      -      $      -      $    565      $    804
_____________________________________________________

                                                                 35

STATEMENT OF CASH FLOWS (000)
FOR THE YEAR ENDED JULY 31, 2010
________________________________________________________________________________________________________________________________________________

                                                                                                                                     Old Mutual
                                                                                                                                      Analytic
                                                                                                                                        Fund
________________________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used in) Operating Activities:
      Interest and Dividends Received (Excludes Net of Amortization/Accretion of $20)                                               $     2,712
      Purchases of Long-term Portfolio Investments                                                                                     (216,640)
      Proceeds from Sales of Long-term Portfolio Investments                                                                            338,606
      Net Cash Used in Futures Contracts                                                                                                 (3,610)
      Net Cash Used in Purchased Option Contracts                                                                                           (58)
      Net Cash Used in Written Option Contracts                                                                                         (11,742)
      Net Cash Used in Short Sales Transactions                                                                                         (21,668)
      Net Decrease in Short-term Investments                                                                                             16,561
      Net Cash from Foreign Currency Transactions                                                                                         5,094
      Interest Expense Paid                                                                                                                (117)
      Operating Expenses Paid                                                                                                            (2,415)
________________________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                                          106,723
________________________________________________________________________________________________________________________________________________

   Cash Flows Used in Financing Activities:
      Decrease in Shares of Beneficial Interest Sold                                                                                   (101,114)
      Decrease in Payable to Custodian                                                                                                   (5,286)
      Increase in Deposits with Prime Broker for Collateral                                                                                (323)
________________________________________________________________________________________________________________________________________________

   Net Cash Used in Financing Activities                                                                                               (106,723)
________________________________________________________________________________________________________________________________________________

   Net Change in Cash                                                                                                                         -
   Cash at Beginning of Year                                                                                                                  -
________________________________________________________________________________________________________________________________________________

   Cash at End of Year                                                                                                              $         -
________________________________________________________________________________________________________________________________________________

Reconciliation of Net Increase in Net Assets from Operations to
   Net Cash Provided from Operating Activities:
   Net Increase in Net Assets Resulting from Operations                                                                             $     4,564
________________________________________________________________________________________________________________________________________________

   Decrease in Investments                                                                                                               98,112
   Decrease in Written Option Contracts, at Value                                                                                        (5,764)
   Accretion of Discount on Investments                                                                                                     (20)
   Decrease in Dividends and Interest Receivable                                                                                             76
   Decrease in Payable for Securities Purchased                                                                                          (2,229)
   Decrease in Variation Margin Payable                                                                                                    (133)
   Increase in Payable for Foreign Forward Currency Contracts                                                                             2,734
   Increase in Other Assets                                                                                                                 (11)
   Decrease in Accrued Expenses                                                                                                            (308)
   Decrease in Receivable for Securities Sold                                                                                             9,702
________________________________________________________________________________________________________________________________________________

   Total Adjustments                                                                                                                    102,159
________________________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                                      $   106,723
________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                36

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                     Ratio of
                                                                                                                                                                                    Expenses to
                                         Realized                                                                                                                                   Average Net     Ratio of Net
                 Net                       and                                                                                       Net                    Net                       Assets         Investment
                Asset          Net      Unrealized                          Dividends   Distributions                Total          Asset                 Assets        Ratio       (Excluding         Income
                Value      Investment     Gains                    Total     from Net      from         Return     Dividends        Value                   End       of Expenses   Waivers and        (Loss)      Portfolio
              Beginning      Income    (Losses) on  Redemption     from     Investment    Capital         of          and            End       Total     of Period    to Average      Expense        to Average     Turnover
              of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains        Capital   Distributions   of Period   Return†      (000)     Net Assets††   Reductions)††    Net Assets††    Rate†
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC FUND (1)

   Class A
   2010        $ 8.68        $ 0.05      $ 0.29        $ -       $ 0.34       $    -      $    -         $ -        $    -         $ 9.02      3.92%     $ 38,274      1.78% (5)     2.27% (5)          0.52%       168.45%
   2009         11.88          0.02       (3.22)         -        (3.20)           -           -           -             -           8.68    (26.94)%      83,169      2.07% (5)     2.41% (5)          0.24%       195.35%
   2008         14.51          0.05       (1.80)         -        (1.75)       (0.18)      (0.70)          -         (0.88)         11.88    (12.60)%     285,305      1.92% (5)     2.13% (5)          0.40%       171.50%
   2007         13.21          0.08        1.24          -         1.32        (0.02)          -           -         (0.02)         14.51      9.99%      607,810      1.54% (5)     1.96% (5)          0.55%       183.98%
   2006 (4)     12.84          0.05        0.32 (#)      -         0.37            -           -           -             -          13.21      2.88% (#)  295,095      1.51% (5)     2.18% (5)          0.57%        59.61%
   2005 (2)     12.30          0.05        1.09          -         1.14        (0.27)      (0.33)          -         (0.60)         12.84      9.27%      129,960      1.98% (5)     2.06% (5)          0.64%        81.00%
   Class C
   2010        $ 8.40        $(0.02)     $ 0.29        $ -       $ 0.27       $    -      $    -         $ -        $    -         $ 8.67      3.21%     $ 20,558      2.53% (5)     2.91% (5)         (0.23)%      168.45%
   2009         11.59         (0.05)      (3.14)         -        (3.19)           -           -           -             -           8.40    (27.52)%      51,879      2.82% (5)     2.97% (5)         (0.52)%      195.35%
   2008         14.32         (0.04)      (1.77)         -        (1.81)       (0.22)      (0.70)          -         (0.92)         11.59    (13.23)%     158,508      2.65% (5)     2.85% (5)         (0.34)%      171.50%
   2007         13.11         (0.03)       1.24          -         1.21            -           -           -             -          14.32      9.24%      340,569      2.29% (5)     2.67% (5)         (0.19)%      183.98%
   2006 (4)     12.81         (0.01)       0.31 (#)      -         0.30            -           -           -             -          13.11      2.34% (#)  202,766      2.26% (5)     2.86% (5)         (0.17)%       59.61%
   2005 (2)     12.30         (0.01)       1.09          -         1.08        (0.24)      (0.33)          -         (0.57)         12.81      8.78%       86,752      2.61% (5)     2.68% (5)         (0.09)%       81.00%
   Class Z (3)
   2010        $ 8.75        $ 0.07      $ 0.29        $ -       $ 0.36       $    -      $    -         $ -        $    -         $ 9.11      4.11%     $ 22,347      1.52% (5)     1.68% (5)          0.81%       168.45%
   2009         11.94          0.04       (3.23)         -        (3.19)           -           -           -             -           8.75    (26.72)%      29,734      1.81% (5)     1.97% (5)          0.45%       195.35%
   2008         14.54          0.09       (1.82)         -        (1.73)       (0.17)      (0.70)          -         (0.87)         11.94    (12.46)%      58,107      1.64% (5)     1.86% (5)          0.68%       171.50%
   2007         13.21          0.12        1.24          -         1.36        (0.03)          -           -         (0.03)         14.54     10.33%      130,928      1.29% (5)     1.66% (5)          0.84%       183.98%
   2006 (4)     12.82          0.06        0.33 (#)      -         0.39            -           -           -             -          13.21      3.04% (#)  140,795      1.26% (5)     1.82% (5)          0.72%        59.61%
   2005         11.66          0.10        1.69          -         1.79        (0.30)      (0.33)          -         (0.63)         12.82     15.36%      227,265      1.36% (5)     1.44% (5)          0.78%        81.00%
   Institutional Class
   2010        $ 8.76        $ 0.11      $ 0.25        $ -       $ 0.36       $    -      $    -         $ -        $    -         $ 9.12      4.11%     $      2      1.41% (5)     2.84% (5)          1.31%       168.45%
   2009         11.96          0.05       (3.25)         -        (3.20)           -           -           -             -           8.76    (26.76)%      12,547      1.77% (5)     1.87% (5)          0.55%       195.35%
   2008         14.54          0.09       (1.81)         -        (1.72)       (0.16)      (0.70)          -         (0.86)         11.96    (12.33)%      29,025      1.63% (5)     1.89% (5)          0.70%       171.50%
   2007         13.21          0.12        1.24          -         1.36        (0.03)          -           -         (0.03)         14.54     10.34%       35,246      1.24% (5)     1.60% (5)          0.82%       183.98%
   2006 (4)     12.82          0.08        0.31 (#)      -         0.39            -           -           -             -          13.21      3.04% (#)    6,833      1.21% (5)     2.11% (5)          0.97%        59.61%
   2005**       13.45          0.01       (0.10)         -        (0.09)       (0.21)      (0.33)          -         (0.54)         12.82     (0.63)%           2      1.27% (5)     2.12% (5)          1.55%        81.00%
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                37

FINANCIAL HIGHLIGHTS - concluded
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                    Ratio of
                                                                                                                                                                                   Expenses to
                                            Realized                                                                                                                               Average Net     Ratio of Net
                    Net                       and                                                                           Net                        Net                           Assets         Investment
                   Asset          Net      Unrealized                          Dividends   Distributions     Total         Asset                      Assets         Ratio         (Excluding         Income
                   Value      Investment     Gains                    Total     from Net      from          Dividends      Value                       End        of Expenses      Waivers and        (Loss)      Portfolio
                 Beginning      Income    (Losses) on  Redemption     from     Investment    Capital          and           End          Total      of Period     to Average         Expense        to Average    Turnover
                 of Period      (Loss)*   Securities*     Fees     Operations    Income       Gains       Distributions  of Period      Return†       (000)       Net Assets††    Reductions)††    Net Assets††     Rate†
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND^

   Class A
   2010           $ 7.71       $(0.07)      $ 0.96         $ -      $  0.89     $     -       $    -        $     -        $ 8.60      11.54%        $  3,079        1.67%            2.37%          (0.87)%       248.88%
   2009            10.10        (0.10)       (2.29) (#)      -        (2.39)          -            -              -          7.71     (23.66)% (#)      3,480        1.67%            1.90%          (1.35)%       283.83%
   2008            12.90        (0.16)       (1.71)          -        (1.87)          -        (0.93)         (0.93)        10.10     (16.08)%         11,213        1.67%            1.88%          (1.33)%       260.79%
   2007            10.52        (0.16)        2.54           -         2.38           -            -              -         12.90      22.62%          35,890        1.55%            1.85%          (1.32)%       169.81%
   2006            10.00        (0.13)        0.65           -         0.52           -            -              -         10.52       5.20%          20,814        1.55%            2.97%          (1.15)%       282.22%
   Class Z**
   2010           $ 7.79       $(0.05)      $ 0.97         $ -      $  0.92     $     -       $    -        $     -        $ 8.71      11.81%        $ 13,498        1.42%            1.51%          (0.54)%       248.88%
   2009            10.18        (0.08)       (2.31) (#)      -        (2.39)          -            -              -          7.79     (23.48)% (#)     19,771        1.42%            1.57%          (1.09)%       283.83%
   2008            12.97        (0.13)       (1.73)          -        (1.86)          -        (0.93)         (0.93)        10.18     (15.90)%         15,510        1.42%            1.65%          (1.11)%       260.79%
   2007            10.55        (0.15)        2.57           -         2.42           -            -              -         12.97      22.94%             557        1.30%           12.38%          (1.12)%       169.81%
   2006            10.46        (0.07)        0.16           -         0.09           -            -              -         10.55       0.86%               1        1.30%          787.59%          (0.93)%       282.22%
   Institutional Class
   2010           $ 7.86       $(0.05)      $ 0.99         $ -      $  0.94     $     -       $    -        $     -        $ 8.80      11.96%        $ 46,986        1.22%            1.22%          (0.51)%       248.88%
   2009            10.24        (0.07)       (2.31) (#)      -        (2.38)          -            -              -          7.86     (23.24)% (#)     35,660        1.22%            1.18%          (0.89)%       283.83%
   2008            13.01        (0.11)       (1.73)          -        (1.84)          -        (0.93)         (0.93)        10.24     (15.69)%         34,651        1.17%            1.35%          (0.85)%       260.79%
   2007            10.56        (0.10)        2.55           -         2.45           -            -              -         13.01      23.20%          66,666        1.10%            1.21%          (0.86)%       169.81%
   2006            10.00        (0.08)        0.64           -         0.56           -            -              -         10.56       5.60%          49,751        1.10%            1.71%          (0.70)%       282.22%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL INTERNATIONAL EQUITY FUND^^

   Class A
   2010           $ 7.67       $ 0.11       $ 0.34         $ -      $  0.45     $ (0.12)      $    -        $ (0.12)       $ 8.00       5.89%        $    363        1.52%            5.59%           1.30%         92.20%
   2009            11.12         0.12        (3.46) (#)      -        (3.34)      (0.11)           -          (0.11)         7.67     (29.95)% (#)        617        1.52%            3.43%           1.62%        151.84%
   2008            13.51         0.17        (2.45)          -        (2.28)      (0.03)       (0.08)         (0.11)        11.12     (17.04)%          1,875        1.60%            2.76%           1.34%        180.69%
   2007            10.95         0.14         2.87           -         3.01       (0.10)       (0.35)         (0.45)        13.51      28.02%           2,170        1.70%            4.33%           1.05%         94.78%
   2006            10.00         0.18         0.77           -         0.95           -            -              -         10.95       9.50%             251        1.70%           30.10%           2.94%         48.74%
   Class Z
   2010           $ 7.70       $ 0.13       $ 0.34         $ -      $  0.47     $ (0.14)      $    -        $ (0.14)       $ 8.03       6.07%        $    528        1.27%            4.77%           1.64%         92.20%
   2009            11.20         0.14        (3.49) (#)      -        (3.35)      (0.15)           -          (0.15)         7.70     (29.70)% (#)        513        1.27%            3.85%           1.94%        151.84%
   2008            13.57         0.22        (2.49)          -        (2.27)      (0.02)       (0.08)         (0.10)        11.20     (16.88)%          1,269        1.34%            3.44%           1.74%        180.69%
   2007            10.97         0.19         2.85           -         3.04       (0.09)       (0.35)         (0.44)        13.57      28.23%           1,002        1.45%           13.96%           1.37%         94.78%
   2006            10.00         0.10         0.87           -         0.97           -            -              -         10.97       9.70%               1        1.45%        1,776.73%           1.59%         48.74%
   Institutional Class
   2010           $ 7.73       $ 0.15       $ 0.35         $ -      $  0.50     $ (0.17)      $    -        $ (0.17)       $ 8.06       6.43%        $ 48,246        1.02%            1.52%           1.80%         92.20%
   2009            11.27         0.16        (3.52) (#)      -        (3.36)      (0.18)           -          (0.18)         7.73     (29.58)% (#)     72,759        1.02%            1.55%           2.15%        151.84%
   2008            13.61         0.25        (2.49)          -        (2.24)      (0.02)       (0.08)         (0.10)        11.27     (16.61)%        113,297        1.06%            1.32%           1.96%        180.69%
   2007            10.98         0.17         2.92           -         3.09       (0.11)       (0.35)         (0.46)        13.61      28.65%           9,834        1.20%            1.75%           1.33%         94.78%
   2006            10.00         0.12         0.86           -         0.98           -            -              -         10.98       9.80%           5,490        1.20%            2.96%           1.85%         48.74%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                38

*   Per share amounts for the year or period are calculated based on average outstanding shares.
**  Class commenced operations on December 9, 2005.
#   Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
†   Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year or period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.
††  Ratios for periods less than one year have been annualized.
^   Fund commenced operations July 29, 2005.
^^  Fund commenced operations December 30, 2005.

(1) On December 9, 2005, the Old Mutual Analytic Fund (the "Fund") acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund (the "Predecessor Fund"), a series of The Advisors' Inner Circle Fund. The operations of the Fund prior to the acquisition were those of the Predecessor Fund.
(2) Commenced operations March 31, 2005.
(3) The Fund's Class Z is the successor class of the Predecessor Fund's Institutional Class; the Fund's Institutional Class is new.
(4) The Old Mutual Analytic Fund changed its fiscal year end from December 31 to July 31. 2006 amounts are for the period 1/1/06 to 7/31/06.
(5) For the Old Mutual Analytic Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short.
    Following is the impact of these expenses as a ratio to average net assets:

                       A         C          Z     Institutional
    ___________________________________________________________

    2010             0.13%     0.13%      0.12%      0.05%
    2009             0.36%     0.36%      0.35%      0.36%
    2008             0.39%     0.39%      0.39%      0.42%
    2007             0.28%     0.28%      0.28%      0.27%
    2006             0.34%     0.34%      0.27%      0.39%
    2005             0.41%     0.35%      0.24%       n/a
    ___________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                39

NOTES TO FINANCIAL STATEMENTS
AS OF JULY 31, 2010

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust on May 27, 2004, is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers seven series portfolios, of which the following are covered by this Annual Report - the Old Mutual Analytic Fund, the Old Mutual Copper
Rock Emerging Growth Fund and the Old Mutual International Equity Fund (each, a "Fund" and collectively, the "Funds"). The Trust's series portfolios whose financial statements are presented separately are the Old Mutual Asset Allocation Conservative Portfolio,
the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio and the Old Mutual
Asset Allocation Growth Portfolio. The Old Mutual Analytic Fund commenced operations on July 1, 1978, the Old Mutual Copper Rock
Emerging Growth Fund commenced operations on July 29, 2005, and the Old Mutual International Equity Fund commenced operations on
December 30, 2005.

After the close of business on October 23, 2009, Class C shares of the Old Mutual Copper Rock Emerging Growth Fund and Old Mutual
International Equity Fund were liquidated and distributed ratably among the Class C shareholders on that date.

Shareholders may purchase shares of the Old Mutual Analytic Fund through four separate classes, Class A, Class C, Class Z and
Institutional Class shares. Shareholders may purchase Class A, Class Z and Institutional Class shares of the Old Mutual Copper Rock
Emerging Growth Fund and Old Mutual International Equity Fund. All classes have equal rights as to earnings, assets, and voting privileges, except that each class may have different distribution costs, dividends, registration costs, and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified investment management company. The Funds' prospectus provides a description of each Fund's investment objective, policies and investment strategies.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each
Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results could differ from those estimates.

Security Valuation - Investment securities of a Fund, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time)
each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on
NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value
Procedures established by the Board of Trustees (the "Board"). The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value
Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Valuation Committee (the
"Committee") designated by the Board. A security may be valued using Fair Value Procedures if among other things the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating a Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

                                                                40

Foreign securities traded on foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. (the "Adviser"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

The Funds are subject to the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards Codification 820-10,
Fair Value Measurements and Disclosures, ("ASC 820-10"). ASC 820-10 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. Foreign securities fair valued by utilizing quotations of an independent pricing service are categorized as Level 2 securities. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. For each Fund there were no significant transfers between Level 1 and Level
2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period. The aggregate value by input level, as of July 31, 2010, for each Fund's investments is included in the Schedule of
Investments.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income, dividend expense on securities sold short and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid at least annually, if available. Distributions of net realized capital gains for each Fund are generally made to shareholders at least annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Forward Foreign Currency Contracts - The Funds are subject to foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may enter into forward foreign currency contracts to take advantage of changes in currency values, to enhance investment returns or to hedge against foreign currency fluctuations. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded accordingly. The Funds realize gains and losses at the time the forward contracts are settled. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The
Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other foreign currencies in which it has invested. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Investments in Real Estate Investment Trusts ("REITs") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each
REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i)                      market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii)                      purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

                                                                41

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2010

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Futures Contracts - The Funds are subject to equity price risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may utilize futures contracts to enhance investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against overall equity market volatility and other risks in the Fund's portfolio. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the
Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds'
option strategy primarily focuses on the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchasers of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

Short Sales - As is consistent with the Old Mutual Analytic Fund's investment objectives, the Old Mutual Analytic Fund may engage in short sales that are "uncovered." Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan, which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as margin will equal the current value of the security sold short, or (b) otherwise cover the Fund's short positions. The segregated assets are marked-to-market daily.

Payments by Affiliates - During the year ended July 31, 2009, Old Mutual Copper Rock Emerging Growth Fund and Old Mutual
International Equity Fund were reimbursed $1 (000) and $2 (000), respectively, by their respective sub-advisers for trading errors.
For the year ended July 31, 2010, there were no material payments by affiliates.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately. The Funds had no material expense reductions for the year ended July 31, 2010.

                                                                42

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemptions by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the year ended July 31, 2010, there were no material redemption fees collected by the Funds.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital, Inc. is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH").
OMUSH is a direct, wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct, wholly owned subsidiary of Old
Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to Investment
Advisory Agreements (the "Advisory Agreements"), under which the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, as follows:

                                                                     Management Fee                          Asset Level
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                 0.950%                     N/A
Old Mutual Copper Rock Emerging Growth Fund                              0.900%                     N/A
Old Mutual International Equity Fund                                     1.000%                     Less than $1 billion
                                                                         0.975%                     From $1 billion to $2 billion
                                                                         0.950%                     From $2 billion to $3 billion
                                                                         0.925%                     Greater than $3 billion
____________________________________________________________________________________________________________________________________

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Adviser has entered into an expense limitation agreement ("Expense Limitation Agreement") pursuant to which the Adviser has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses to a specified percentage of the Funds' average daily net assets through the dates specified below.

The expense limitations are as follows:

                                                                                             Institutional        Expiration Date
                                                 Class A        Class C        Class Z           Class         of Expense Limitation
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                          1.55%          2.30%          1.30%            1.25%           December 31, 2011
Old Mutual Copper Rock Emerging Growth Fund       1.67%            N/A          1.42%            1.22%           December 31, 2011
Old Mutual International Equity Fund              1.52%            N/A          1.27%            1.02%           December 31, 2011
____________________________________________________________________________________________________________________________________

Reimbursement by the Old Mutual Analytic Fund of the advisory fees waived and other expenses paid by the Adviser pursuant to the expense limitation agreement that expired on December 8, 2007 may be made at a later date when a Fund has reached a sufficient asset size to permit reimbursement without causing the total annual expense rate of the Fund to exceed the expense limitation.
Consequently, no reimbursement by the Old Mutual Analytic Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii)
such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed; (iii) the payment of such reimbursement is approved by the Board; and
(iv) reimbursement is made within two fiscal years after the fiscal year in which fees were reimbursed or absorbed.

                                                                43

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2010

Reimbursement by the Funds of the advisory fees waived and other expenses paid by the Adviser pursuant to the current Expense
Limitation Agreement may be made up to three years after the expenses were reimbursed or absorbed if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed. At July 31, 2010, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                Expires 2011            Expires 2012          Expires 2013             Total
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                            $593                    $783                  $458                $1,834
Old Mutual Copper Rock Emerging Growth Fund           65                      95                    56                   216
Old Mutual International Equity Fund                 279                     422                   327                 1,028
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

For the year ended July 31, 2010, the Adviser was reimbursed the following amounts for previously waived fees:

                                                   Total (000)
________________________________________________________________

Old Mutual Analytic Fund                               $ 3
Old Mutual Copper Rock Emerging Growth Fund             14
________________________________________________________________

Sub-Advisory Agreements - The Trust, on behalf of the Old Mutual International Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Acadian Sub-Advisory Agreement") with Acadian Asset Management LLC ("Acadian"). Acadian is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Acadian Sub-Advisory Agreement,
Acadian is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.60%, net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

The Trust, on behalf of the Old Mutual Analytic Fund, and the Adviser have entered into a sub-advisory agreement (the "Analytic
Sub-Advisory Agreement") with Analytic Investors, LLC ("Analytic"). Analytic is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Analytic Sub-Advisory Agreement, Analytic is entitled to receive from the
Adviser a sub-advisory fee, which is computed and paid monthly at an annual rate of 0.70%.

The Trust, on behalf of the Old Mutual Copper Rock Emerging Growth Fund, and the Adviser have entered into a sub-advisory agreement
(the "Copper Rock Sub-Advisory Agreement") with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority-owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Copper Rock Sub-Advisory Agreement, Copper
Rock is entitled to receive from the Adviser a sub-advisory fee which is computed and paid monthly at an annual rate of 0.60%.

The Sub-Advisory Agreements obligate the sub-advisers to: (i) manage the investment operations of the assets managed by the sub-adviser and the composition of the investment portfolio comprising such assets, including the purchase, retention and disposition thereof in accordance with a Fund's investment objective, policies and limitations; (ii) provide supervision of the assets managed by the sub-adviser and determine from time to time what investments and securities will be purchased, retained or sold on behalf of the Fund and what portion of the assets managed by the sub-adviser will be invested or held uninvested in cash;
and (iii) determine the securities to be purchased or sold on behalf of the Fund in connection with such assets and to place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectus or as the Board or the Adviser may direct from time to time, in conformity with federal securities laws.

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the
Adviser, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

    Average Daily Net Assets              Annual Fee Rate
__________________________________________________________

$0 to $500 million                             0.10%
> $500 million up to $1 billion                0.09%
> $1 billion up to $1.5 billion                0.08%
> $1.5 billion                                 0.07%
__________________________________________________________

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

                                                                44

The Bank of New York Mellon (the "Sub-Administrator") serves as sub-administrator to the Trust. The Sub-Administrator assists the
Administrator in connection with the administration of the business and affairs of the Trust. Pursuant to a sub-administration and accounting agreement (the "Sub-Administration Agreement") between the Administrator and the Sub-Administrator, the Administrator
pays the Sub- Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the
Trust and Old Mutual Funds II (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Administrator pays the Sub-Administrator the following annual fees:
(1) $35,000 for each fund managed as a "fund of funds"; (2) $3,000 per class in excess of three classes for each fund in the Old
Mutual Complex, and (3) the greater of .01925% based on the combined average daily gross assets of the Old Mutual Complex or
$425,000. Certain minimum fees apply. The Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Administrator or any third party for special, indirect or consequential damages.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Adviser, and the
Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the
Distribution Agreement, or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A shares of each Fund and Class C shares of Old Mutual Analytic Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A shares of each Fund and Class C shares of Old Mutual Analytic Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service
Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plan for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of Old Mutual Analytic Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested
Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Administrator will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Adviser or sub-advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Of the service and distribution fees the Distributor received for the year ended July 31, 2010, it retained $1 (000) and $1 (000), respectively, from Old Mutual Analytic Fund and Old Mutual Copper Rock Emerging Growth Fund's Class A service fees.

                                                                45

NOTES TO FINANCIAL STATEMENTS - continued
AS OF JULY 31, 2010

Other Service Providers - The Bank of New York Mellon serves as the custodian for the Funds. The custodian's responsibilities include safekeeping of the Funds' portfolio securites and cash, the delivery of such securities and cash to and from the Funds, and the appointment of any sub-custodian banks and clearing agents.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Funds. Pursuant to an agency agreement between the Trust and DST, DST also provides call center, correspondence and other shareholder account-related services to the
Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Funds to persons who beneficially own interests in the Fund.

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH's participant directed 401K, profit sharing and/or voluntary deferral plans which invest in the Old Mutual Complex (collectively, the "Deferred Plans"). The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Funds' Class Z shares within the Deferred Plans. During the year ended July 31, 2010, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in the Old Mutual Complex was approximately $38 (000).

Officers and Trustees of the Funds who are or were officers of the Adviser, Administrator, Sub-Administrator or Distributor
received no compensation from the Funds.

4. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Funds I and Old Mutual Funds II (together, the
"Trusts"), on behalf of certain series portfolios of the Trusts (the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year ended July 31, 2010.

5. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the
Funds, for the year ended July 31, 2010 were as follows:

                                                                                  Purchases (000)                   Sales (000)
____________________________________________________________________________________________________________________________________

                                                                                      Other                            Other
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                             $214,411                        $328,622
Old Mutual Copper Rock Emerging Growth Fund                                           167,758                         171,388
Old Mutual International Equity Fund                                                   53,071                          83,112
____________________________________________________________________________________________________________________________________

Transactions in option contracts written in the Old Mutual Analytic Fund for the year ended July 31, 2010, were as follows:

                                                                                                     Old Mutual Analytic Fund
____________________________________________________________________________________________________________________________________

                                                                                                Number of               Proceeds
                                                                                                Contracts            Received (000)
____________________________________________________________________________________________________________________________________

Outstanding at July 31, 2009                                                                      16,880                $  4,152
Options written                                                                                   61,732                  60,290
Options terminated in closing purchasing transactions                                            (63,944)                (58,568)
Options expired                                                                                  (13,373)                 (4,150)
____________________________________________________________________________________________________________________________________

Outstanding at July 31, 2010                                                                       1,295                $  1,724
____________________________________________________________________________________________________________________________________

                                                                46

6. CAPITAL SHARE TRANSACTIONS
____________________________________________________________________________________________________________________________________

                                                                                         Old Mutual
                                                                  Old Mutual             Copper Rock                Old Mutual
                                                                   Analytic            Emerging Growth         International Equity
                                                                     Fund                   Fund                      Fund
____________________________________________________________________________________________________________________________________

                                                             8/1/09 to  8/1/08 to    8/1/09 to  8/1/08 to     8/1/09 to  8/1/08 to
                                                              7/31/10    7/31/09      7/31/10    7/31/09       7/31/10    7/31/09
____________________________________________________________________________________________________________________________________

   Shares Issued and Redeemed (000):
   Class A
   Shares Issued                                                 489      2,659         131        536            21           5
   Shares Issued upon Reinvestment of Distributions                -          -           -          -             1           1
   Shares Redeemed                                            (5,828)   (17,095)       (224)    (1,195)          (57)        (95)
____________________________________________________________________________________________________________________________________

   Total Class A Share Transactions                           (5,339)   (14,436)        (93)      (659)          (35)        (89)
____________________________________________________________________________________________________________________________________

   Class C (1)
   Shares Issued                                                  23        196           -         19             -          15
   Shares Redeemed                                            (3,826)    (7,703)        (49)       (66)         (122)        (99)
____________________________________________________________________________________________________________________________________

   Total Class C Share Transactions                           (3,803)    (7,507)        (49)       (47)         (122)        (84)
____________________________________________________________________________________________________________________________________

   Class Z
   Shares Issued                                                 639        502       1,083      2,404            19           7
   Shares Issued upon Reinvestment of Distributions                -          -           -          -             1           2
   Shares Redeemed                                            (1,586)    (1,968)     (2,070)    (1,391)          (21)        (56)
____________________________________________________________________________________________________________________________________

   Total Class Z Share Transactions                             (947)    (1,466)       (987)     1,013            (1)        (47)
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                   -        155       1,908      2,198           116       1,983
   Shares Issued upon Reinvestment of Distributions                -          -           -          -           142         256
   Shares Redeemed                                            (1,432)    (1,149)     (1,107)    (1,042)       (3,678)     (2,887)
____________________________________________________________________________________________________________________________________

   Total Institutional Class Share Transactions               (1,432)      (994)        801      1,156        (3,420)       (648)
____________________________________________________________________________________________________________________________________

   Net Increase in Shares Outstanding                        (11,521)   (24,403)       (328)     1,463        (3,578)       (868)
____________________________________________________________________________________________________________________________________

(1) Class C shares of the Old Mutual Copper Rock Emerging Growth Fund and Old Mutual International Equity Fund were closed in
    October 2009. See Note 1 for further details.

Amounts designated as "-" are either 0 or have been rounded to 0.

7. FOREIGN HOLDINGS RISK
____________________________________________________________________________________________________________________________________

Each Fund may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

                                                                47

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JULY 31, 2010

8. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds are subject to the provisions of FASB Accounting Standards Codification 740-10 ("ASC 740-10"), Income Taxes. ASC 740-10
requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not"
recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740-10 requires management of the Funds to analyze all open tax years, fiscal years 2006 - 2009 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended July 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2010, primarily attributable to certain net operating losses, reclassifications of long-term capital gain distributions on REITs, reclassifications of capital gain distributions investments in
Passive Foreign Investment Companies, foreign currency translation and reclassifications of capital gains related to short sales which, for tax purposes, are not available to offset future income, were reclassified to the following accounts.

                                                                                   Increase/(Decrease)      Increase/(Decrease)
                                                                                      Undistributed            Accumulated
                                                           Increase/(Decrease)        Net Investment           Net Realized
                                                             Paid-in Capital             Income                   Gain
                                                                  (000)                   (000)                   (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                        $ (5,498)                $10,446                 $(4,948)
Old Mutual Copper Rock Emerging Growth Fund                         (377)                    377                       -
Old Mutual International Equity Fund                                   -                    (117)                    117
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the year or periods ended July 31, 2010 and 2009 were as follows:

                                                               Ordinary          Long Term               Return of
                                                                Income          Capital Gain              Capital             Total
                                                                 (000)             (000)                   (000)              (000)
____________________________________________________________________________________________________________________________________

Old Mutual International Equity Fund
   2010                                                         $1,182              $ -                     $ -               $1,182
   2009                                                          1,772                -                       -                1,772
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The Old Mutual Analytic Fund and Old Mutual Copper Rock Emerging Growth Fund did not declare dividends or distributions during the years ended July 31, 2010 and 2009.

                                                                 48

As of July 31, 2010, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                             Undistributed                       Post       Unrealized        Other
                                               Ordinary        Capital Loss     October    Appreciation/     Temporary
                                                Income        Carryforwards     Losses     Depreciation     Differences     Total
                                                 (000)            (000)          (000)        (000)            (000)        (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                         $  -           $(159,358)     $(1,634)       $4,551          $  -        $(156,441)
Old Mutual Copper Rock Emerging Growth Fund         -             (19,703)           -         2,169             -          (17,534)
Old Mutual International Equity Fund              709             (46,698)        (750)        2,426           (99)         (44,412)
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through July 31, 2010 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of July 31, 2010, the following Funds had capital loss carry forwards available to offset future realized gains through the indicated expiration dates (000):

                                                                                                2016     2017      2018      Total
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                                                      $50,153  $31,727   $77,478   $159,358
Old Mutual Copper Rock Emerging Growth Fund                                                         -   19,088       615     19,703
Old Mutual International Equity Fund                                                                8   24,413    22,277     46,698
____________________________________________________________________________________________________________________________________

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, futures contracts and written option contracts, held by each Fund at July 31, 2010 were as follows:

                                                                                                                          Net
                                                                                                                       Unrealized
                                                                  Federal Tax      Unrealized        Unrealized        Appreciation/
                                                                     Cost         Appreciation      Depreciation       Depreciation
                                                                    (000)            (000)             (000)              (000)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                            $95,543          $11,565          $(7,697)           $3,868
Old Mutual Copper Rock Emerging Growth Fund                          61,476            5,495           (3,326)            2,169
Old Mutual International Equity Fund                                 46,553            5,552           (3,133)            2,419
____________________________________________________________________________________________________________________________________

9.NEW ACCOUNTING PRONOUNCEMENT
____________________________________________________________________________________________________________________________________

In January 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value
Measurements." ASU 2010-06 requires the Funds to include disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. Effective for interim and annual reporting periods beginning after December 15, 2010, the Funds will be required to include disclosures on purchases, sales, issuances and settlements in the reconciliation of activity in Level 3 fair value measurements. At this time, the Adviser is evaluating the implications of
ASU No. 2010-06 and its impact on the financial statements has not been determined.

10. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Accounting Standards Codification 855-10 Subsequent Events, the Adviser has
evaluated the possibility of subsequent events existing in the Funds' financial statements and has determined that there are no other material events that would require disclosure in the Funds' financial statements.

                                                                 49

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Funds I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets, and of cash flows for the Old Mutual Analytic Fund and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Analytic Fund, Old Mutual Copper Rock
Emerging Growth Fund and Old Mutual International Equity Fund (three of the seven funds constituting Old Mutual Funds I, hereafter referred to as the "Funds") at July 31, 2010 and the results of each of their operations, the changes in each of their net assets and of the cash flows for the Old Mutual Analytic Fund and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
September 21, 2010

                                                                 50

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended
July 31, 2010, each Fund is designating the following items with regard to distributions paid during the year.

                                                               Qualifying
                                                              For Corporate                                              Qualified
                                                                Dividends       Qualifying       U.S.       Qualified    Short Term
                                                               Receivable        Dividend     Government     Interest     Capital
Fund                                                          Deduction (1)     Income (2)   Interest (3)   Income (4)    Gain (5)
____________________________________________________________________________________________________________________________________

Old Mutual Analytic Fund                                          0.00%            0.00%        0.00%          0.00%        0.00%
Old Mutual Copper Rock Fund                                       0.00%            0.00%        0.00%          0.00%        0.00%
Old Mutual International Equity Fund (6)                          0.00%           64.08%        0.00%          0.04%        0.00%
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax
    Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the Funds in the table to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation
    Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs
    Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S.
    withholding tax when paid to foreign investors.

(6) The Fund intends to pass through a foreign tax credit to the shareholders. For the fiscal year ended July 31, 2010, the total amount of foreign source income is $1,668,861 or $0.27 per share. The total amount of foreign taxes to be paid is $149,062 or
    $0.02 per share. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

                                                                 51

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling toll-free at 888.772.2888; (ii) on the Trust's website at oldmutualfunds.com; and
(iii) on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2010 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free.

                                                                 52

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - July 31, 2010

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended July 31, 2010.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six-Month Period"
to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Annualized      Expenses                                                                    Annualized      Expenses
                                    Beginning     Ending       Expense          Paid                                            Beginning     Ending       Expense          Paid
                                     Account      Account       Ratios       During Six                                          Account      Account       Ratios       During Six
                                      Value        Value     for the Six        Month                                             Value        Value     for the Six        Month
                                     2/01/10      7/31/10    Month Period      Period*                                           2/01/10      7/31/10    Month Period      Period*
_________________________________________________________________________________________   _________________________________________________________________________________________

Old Mutual Analytic Fund - Class A                                                          Old Mutual Copper Rock Emerging Growth Fund - Class Z
_________________________________________________________________________________________   _________________________________________________________________________________________
   Actual Fund Return               $1,000.00   $1,033.20        1.63%          $8.22          Actual Fund Return               $1,000.00    $1,036.90       1.42%         $7.17
   Hypothetical 5% Return            1,000.00    1,015.97        1.63            8.15          Hypothetical 5% Return            1,000.00     1,017.75       1.42           7.10
_________________________________________________________________________________________   _________________________________________________________________________________________
Old Mutual Analytic Fund - Class C                                                          Old Mutual Copper Rock Emerging Growth Fund - Institutional Class
_________________________________________________________________________________________   _________________________________________________________________________________________
   Actual Fund Return                1,000.00    1,029.70        2.38           11.98          Actual Fund Return                1,000.00     1,037.70       1.22           6.16
   Hypothetical 5% Return            1,000.00    1,012.99        2.38           11.88          Hypothetical 5% Return            1,000.00     1,018.74       1.22           6.11
_________________________________________________________________________________________   _________________________________________________________________________________________
Old Mutual Analytic Fund - Class Z                                                          Old Mutual International Equity Fund - Class A
_________________________________________________________________________________________   _________________________________________________________________________________________
   Actual Fund Return                1,000.00    1,034.10        1.38            6.96          Actual Fund Return                1,000.00     1,002.50       1.52           7.55
   Hypothetical 5% Return            1,000.00    1,017.95        1.38            6.90          Hypothetical 5% Return            1,000.00     1,017.26       1.52           7.60
_________________________________________________________________________________________   _________________________________________________________________________________________
Old Mutual Analytic Fund - Institutional Class                                              Old Mutual International Equity Fund - Class Z
_________________________________________________________________________________________   _________________________________________________________________________________________
   Actual Fund Return                1,000.00    1,034.00        1.33            6.71          Actual Fund Return                1,000.00     1,003.80       1.27           6.31
   Hypothetical 5% Return            1,000.00    1,018.20        1.33            6.66          Hypothetical 5% Return            1,000.00     1,018.50       1.27           6.36
_________________________________________________________________________________________   _________________________________________________________________________________________
Old Mutual Copper Rock Emerging Growth Fund - Class A                                       Old Mutual International Equity Fund - Institutional Class
_________________________________________________________________________________________   _________________________________________________________________________________________
   Actual Fund Return                1,000.00    1,034.90        1.67            8.43          Actual Fund Return                1,000.00     1,005.00       1.02           5.07
   Hypothetical 5% Return            1,000.00    1,016.51        1.67            8.35          Hypothetical 5% Return            1,000.00     1,019.74       1.02           5.11
_________________________________________________________________________________________   _________________________________________________________________________________________

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                                 53

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
As of July 31, 2010 (Unaudited)

Trustees

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Trustees, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, all Trustees and Officers can be contacted c/o Old Mutual Capital, Inc., 4643 South
Ulster Street, 6th Floor, Denver, Colorado 80237. The Statement of Additional Information includes additional information about the
Trustees and is available, without charge, upon request, by calling 888-772-2888 toll-free.

_________________________________________________________________________________________________________________________________________________________________________________

INDEPENDENT TRUSTEES
_________________________________________________________________________________________________________________________________________________________________________________

                                                                                                                      Number of Funds
                                              Term of Office*                                                     in the Old Mutual Fund         Other Directorships
                          Position(s) Held     and Length of               Principal Occupation(s)                   Complex Overseen               Held by Trustee
Name and Age               with the Trust       Time Served                During Past Five Years                       by Trustee              During Past Five Years
_________________________________________________________________________________________________________________________________________________________________________________

L. Kent Moore                Chairman of        Since 2004           Managing Member, Eagle River                          22              TS&W/Claymore Tax-Advantaged
(Age: 54)                    the Board and                           Ventures, LLC (investments) since                                     Balanced Fund, Old Mutual/
                             Trustee                                 2003. Chairman, Foothills Energy                                      Claymore Long Short Fund,
                                                                     Ventures, LLC, since 2006. Partner,                                   Old Mutual Funds II.
                                                                     WillSource Enterprise, LLC (oil and
                                                                     gas exploration and production),
                                                                     2005 to 2006. Managing Director,
                                                                     High Sierra Energy, LP (holding
                                                                     company of natural resource related
                                                                     businesses), 2004 - 2005.
_________________________________________________________________________________________________________________________________________________________________________________

John R. Bartholdson          Trustee            Since 2004           Retired. Chief Financial Officer,                     22              ING Clarion Global Real Estate
(Age: 65)                                                            The Triumph Group, Inc.                                               Income Fund, Old Mutual Funds II.
                                                                     (manufacturing), 1992 - 2007.
_________________________________________________________________________________________________________________________________________________________________________________

Robert M. Hamje              Trustee            Since 2004           Retired. President and Chief                          22              TS&W/Claymore Tax-Advantaged
(Age: 68)                                                            Investment Officer, TRW Investment                                    Balanced Fund, Old Mutual/
                                                                     Management Company (investment                                        Claymore Long-Short Fund, Old
                                                                     management), 1984 - 2003.                                             Mutual Funds II.
_________________________________________________________________________________________________________________________________________________________________________________

Jarrett B. Kling             Trustee            Since 2004           Managing Director, ING Clarion                        22              ING Clarion Global Real Estate
(Age: 67)                                                            Real Estate Securities (investment                                    Income Fund, ING Clarion, Old
                                                                     management), since 1998.                                              Mutual Funds II.
_________________________________________________________________________________________________________________________________________________________________________________

INTERESTED TRUSTEE AND ADVISORY TRUSTEE
_________________________________________________________________________________________________________________________________________________________________________________
                                                                                                                     Number of Funds
                                                                                                                    in the Old Mutual
                                              Term of Office*                                                          Fund Complex               Other Directorships
                          Position(s) Held     and Length of               Principal Occupation(s)                       Overseen                   Held by Trustee
Name and Age               with the Trust       Time Served                During Past Five Years                       by Trustee              During Past Five Years
_________________________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters**         Interested         Since 2006           Chief Executive Officer, since 2008,                  7               Old Mutual Capital, Inc., Old Mutual
(Age: 50)                    Trustee,                                President, since 2006, and Chief                                      Investment Partners, Old Mutual
                             President,                              Operating Officer (2006 - 2008),                                      Fund Services.
                             and Principal                           Old Mutual Capital, Inc. President
                             Executive Officer                       and Chief Executive Officer, Scudder
                                                                     family of funds, 2004 - 2005).
_________________________________________________________________________________________________________________________________________________________________________________

Walter W. Driver, Jr.***     Advisory Trustee   Since 2006           Chairman - Southeast, Goldman                         22              Total Systems Services, Inc., Equifax,
(Age: 65)                                                            Sachs & Co., since 2006. Chairman,                                    Inc., Old Mutual Funds II.
                                                                     King & Spalding LLP (law firm),
                                                                     1970 - 2006.
_________________________________________________________________________________________________________________________________________________________________________________

*   Trustee of the Trust until such time as his or her successor is duly elected and appointed.

**  Mr. Sluyters is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Adviser.

*** Mr. Driver is considered to be an "interested person" of the Trust, as that term is defined in the 1940 Act, due to his employment at Goldman Sachs & Co. and the possibility that the Trust may execute trades with Goldman Sachs & Co. acting as principal. As an Advisory Trustee, Mr. Driver has no voting rights.

                                                                 54

Trust Officers

The Board elects the Officers of the Trust to actively supervise its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The
Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

_________________________________________________________________________________________________________________________________________________________________________________

Officers
_________________________________________________________________________________________________________________________________________________________________________________

                                                        Term of Office
                               Position Held            and Length of                   Principal Occupation(s)
Name and Age*                  with the Trust           Time Served**                   During Past 5 Years
_________________________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters        President and Principal   Since 2006                  Chief Executive Officer, since 2008, President, since 2006, and Chief Operating Officer,
(Age: 50)                 Executive Officer                                     October 2006 - June 2008, Old Mutual Capital, Inc. President, Chief Financial Officer
                                                                                and Treasurer, Old Mutual Fund Services, since 2006. President, since 2008, Old Mutual
                                                                                Investment Partners. President and Chief Executive Officer, Scudder family of funds,
                                                                                2004 - 2005.
_________________________________________________________________________________________________________________________________________________________________________________

Robert T. Kelly           Treasurer and Principal   Since 2006                  Vice President, since 2007, Old Mutual Capital, Inc. and Vice President, since 2006, Old
(Age: 41)                 Financial Officer                                     Mutual Fund Services. Vice President of Portfolio Accounting, Founders Asset Management
                                                                                LLC, 2000 - 2006.
_________________________________________________________________________________________________________________________________________________________________________________

Andra C. Ozols            Vice President and        Since 2005                  Chief Administrative Officer, since 2009, Senior Vice President, Secretary, and General
(Age: 49)                 Secretary                                             Counsel, since 2005, Old Mutual Capital, Inc. and Old Mutual Investment Partners. Senior
                                                                                Vice President, Secretary, and General Counsel, since 2005, Old Mutual Fund Services.
                                                                                Executive Vice President, 2004 - 2005, General Counsel and Secretary, 2002 - 2005, and
                                                                                Vice President, 2002 - 2004, ICON Advisors, Inc. Director of ICON Management & Research
                                                                                Corporation, 2003 - 2005. Executive Vice President, 2004 - 2005, General Counsel and
                                                                                Secretary, 2002 - 2005, and Vice President, 2002 - 2004, ICON Distributors, Inc. Executive
                                                                                Vice President and Secretary, ICON Insurance Agency, Inc., 2004 - 2005.
_________________________________________________________________________________________________________________________________________________________________________________

Kathryn A. Burns          Vice President, Chief     Vice President and Chief    Vice President and Chief Compliance Officer, since 2010, Regulatory Reporting Manager,
(Age: 33)                 Compliance Officer and    Compliance Officer since    since 2006, and Assistant Vice President, 2009 - 2010, Old Mutual Fund Services. Chief
                          Assistant Treasurer       2010; Assistant Treasurer   Compliance Officer and Vice President, since 2010, Old Mutual Capital, Inc. Manager, 2004
                                                    since 2006                  - 2006, PricewaterhouseCoopers LLP.
_________________________________________________________________________________________________________________________________________________________________________________

Kathryn L. Santoro        Vice President and        Vice President since 2010,  Vice President and Associate General Counsel, since 2009, and Associate Counsel,
(Age: 36)                 Assistant Secretary       Assistant Secretary since   2005 - 2009, Old Mutual Capital, Inc. Associate Attorney, Hall & Evans, LLC, 2004 - 2005.
                                                    2007
_________________________________________________________________________________________________________________________________________________________________________________

                                                                 55

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

The Board of Trustees of ("Board" or "Trustees") of Old Mutual Funds I (the "Trust") is required to annually approve the renewal of the Trust's advisory agreements. During the contract renewal meetings held on May 18, 2010 and June 25, 2010, the Board as a whole, and the disinterested or "Independent" Trustees voting separately, unanimously approved the continuance of the investment advisory agreement (the "Advisory Agreement") for each series portfolio of the Trust (each a "Fund" and together, the "Funds") with Old
Mutual Capital, Inc. ("OMCAP" or "Adviser"). The Trustees, including all of the Independent Trustees voting separately, also unanimously approved the continuance of the sub-advisory agreements (each a "Sub-Advisory Agreement" and, together with the Advisory
Agreement, the "Agreements") with the Funds' sub-advisers: Acadian Asset Management, LLC ("Acadian"); Analytic Investors, LLC;
Copper Rock Capital Partners, LLC ("Copper Rock"); and Ibbotson Associates Advisors, LLC ("Ibbotson") (each a "Sub-Adviser" and together, the "Sub-Advisers"). The Agreements were approved for a one year period ending July 31, 2011. In doing so, the Board determined, in exercise of their business judgment, that the overall advisory arrangements with each Fund were in the best interests of each Fund and its shareholders and that the compensation to the Adviser and Sub-Advisers is fair and reasonable.

The Board's Evaluation Process

The Board met throughout the year to review the performance of the Funds, including comparative performance information and periodic asset flow data. Over the course of the year, the Board met with portfolio managers for the Funds and other members of management to review the performance, investment objective(s), policies, trading, strategies and techniques used in managing each Fund. The
Trustees also received and reviewed a considerable amount of information and analysis from Old Mutual Capital in response to requests of the Independent Trustees and their independent legal counsel. In the course of its deliberations, the Board evaluated, among other things, the qualifications of the investment personnel at OMCAP and each of the Sub-Advisers; the compliance programs of
OMCAP and the Sub-Advisers; brokerage practices, including the extent the Sub-Advisers obtained research through "soft dollar"
arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the Agreements.

In addition to meeting throughout the year, at its designated contracts renewals meetings, the Board conducted an in-depth review of the performance, advisory fees, total expense ratios, OMCAP's contractual agreement to limit the Funds' expenses, and other matters related to the Funds. The Board also received a report on comparative mutual fund performance, advisory fees, and expense levels for each Fund (the "Peer Reports") prepared by Lipper, Inc. ("Lipper"), an independent mutual fund statistical service. Throughout their consideration of the Agreements, the Independent Trustees were advised by their independent legal counsel.

During the annual contract renewal process, the Board considered the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Funds, and did not identify any one particular factor that was controlling. The material factors and conclusions that formed the basis for the Trustees' approval of the continuation of the Agreements are discussed below.

Nature and Extent of Services. The Board reviewed the nature, extent and quality of services provided by OMCAP and the Sub-Advisers, taking into account the investment objective and strategy of each Fund, the knowledge the Trustees gained from their regular meetings with management, and their ongoing review of information related to the Funds. In addition, the Board reviewed the resources and key personnel of OMCAP and each Sub-Adviser, with particular emphasis placed on employees providing investment management services to the Funds. The Board also considered the other services provided to the Funds by OMCAP, its affiliates, and the Sub-Advisers, such as managing the execution of portfolio transactions and the selection of broker/dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Trustees; communicating with shareholders; and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Board also considered the steps that OMCAP and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, fund operations, shareholder services and compliance.

Advisory Fees. The Board reviewed the Funds' advisory fees compared to funds in each Fund's expense group as determined by Lipper.
The Board also compared each Fund's net effective management fee, which is the net fee after waivers and reimbursements by the
Adviser pursuant to the contractual expense limitation arrangements. The Board noted that OMCAP has contractually agreed to limit expenses of the Funds through at least December 31, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of shares of the Funds. Current management fees and effective management fees after expense limitations were reviewed in the context of the Adviser's costs of providing services and its profitability, with the Board noting that during the previous year, the Adviser has not realized a profit on any of the Funds. It was noted that one Fund was marginally profitable at an enterprise level, taking into account the sub-advisory fees received by an affiliated sub-adviser. The Board also reviewed advisory fee levels compared to other similar investment accounts managed by the
Adviser and Sub-Advisers. Further, the Board considered the new management fee reduction for the Old Mutual Analytic Fund. The Board also considered that five of the seven Funds had advisory fee breakpoints based on certain asset level thresholds and the Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale. The Board also considered that given the lack of profitability of each of the Funds, it was not appropriate to consider additional breakpoints for the Funds.

                                                                 56

Profitability and Financial Resources. The Board reviewed information from OMCAP concerning the costs of the advisory and other services that OMCAP provides to the Funds and the profitability of OMCAP in providing these services. The Board also reviewed information concerning the financial condition of OMCAP and its affiliates. The Board considered the overall financial condition of
Old Mutual U.S. Holdings, OMCAP's parent company, as well as the financial condition of Old Mutual plc, the ultimate parent of OMCAP and its affiliates. The Board noted that OMCAP continues to operate at a net loss although its financial condition has improved as a result of the fund rationalization and corporate restructuring that had taken place the previous year. The Board considered whether
OMCAP is financially sound and has the resources necessary to perform obligations under the Advisory Agreement, and concluded that
OMCAP, with the backing of its parent company, has the financial resources necessary to fulfill these obligations. The Board also considered whether each Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Sub-Adviser has the financial resources necessary to fulfill these obligations.

Collateral Benefits to OMCAP and its Affiliates. The Board considered various other benefits received by OMCAP and its affiliates resulting from the relationship with the Funds, including increased visibility in the investment community and the fees received by
OMCAP and its affiliates for their provision of administrative and distribution services to the Funds. The Board considered the performance of OMCAP and its affiliates in providing these services and the organizational structure employed to provide these services. The Board weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual
Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent company. The Board also considered that these services are provided to the Funds pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board also considered that OMCAP retains a small portion of the sales charge on Class A shares.

The Board considered the benefits realized by the Sub-Advisers as a result of portfolio brokerage transactions executed through
"soft dollar" arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from the Sub-Advisers to the Funds and therefore may reduce the Sub-Advisers' expenses. The Board also considered that the soft dollar benefits may enhance the ability of the Adviser or the Sub-Advisers to obtain research and brokerage services, which may inure to the benefit of other clients.

Approval of Agreements

Discussed below in more detail is the Board's consideration of the Funds' contractual and net advisory fees as well as a discussion of the investment performance of each Fund.

Analytic Fund. In connection with the approval of the renewal of the Agreements related to the Old Mutual Analytic Fund ("Analytic
Fund"), the Trustees considered the fact that while the contractual advisory fee ranked four out of the seven funds in the expense group, the actual net advisory fee for the Analytic Fund ranked the Fund second out of seven funds, while the Analytic Fund's total expenses ranked fifth out of seven funds. The Board also considered the Adviser's voluntary ten basis point advisory fee reduction, effective August 1, 2010. The Trustees considered the fact that the total return performance for the Analytic Fund for the one-year period ended March 31, 2010 ranked four out of seven funds, an improvement over the performance ranking for the two, three and four year periods, where the Analytic Fund ranked six out of seven funds for the two-year period, four out of four funds for the three-
and four-year periods and three out of three funds for the since inception period. In light of the Analytic Fund's performance over various time periods, the Board considered various alternatives, including, among other things, revising the Analytic Fund's investment strategies; seeking a new sub-adviser, reorganization of the Fund into another fund and liquidation of the Analytic Fund.
The Board considered the Adviser's proposal to modify the Analytic Fund's investment strategies to eliminate the portion of the strategies that the Adviser believed was most responsible for the Analytic Fund's underperformance and leverage the sub-adviser's demonstrated investment strengths in the modified strategy. The Board noted that the disclosure regarding the Analytic Fund's investment strategies would be revised accordingly.

Emerging Growth Fund. In connection with the approval of the renewal of the Agreements related to the Old Mutual Copper Rock
Emerging Growth Fund ("Emerging Growth Fund"), the Trustees considered the fact that the contractual advisory fee ranked six out of the eleven funds in the expense group, and the actual net advisory fee for the Emerging Growth Fund ranked the Fund five out of a peer group of eleven funds, while the Emerging Growth Fund's total expenses ranked nine out of eleven funds. The Trustees considered the fact that while the total return performance for the Emerging Growth Fund for the one-year period ended March 31, 2010 ranked at the bottom of its performance group, the Emerging Growth Fund's longer term performance record was slightly better, with the
Emerging Growth Fund ranking six out of eight funds for the two-year, three-year, and four-year periods, and five out of eight funds for the since inception period. It was noted that the Emerging Growth Fund's performance for the one year period was due to an underweight position to micro caps and a rally in junk stocks, which the Fund did not own. The Board also noted the steps the
Adviser and Sub-Adviser were taking to try to address the performance.

                                                                 57

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)

International Equity Fund. In connection with the approval of the renewal of the Agreements related to the Old Mutual International
Equity Fund ("International Equity Fund"), the Trustees considered the fact that while the contractual advisory fee ranked six out of the eight funds in the expense group, the actual net advisory fee for the International Equity Fund ranked the Fund three out of a peer group of eight funds, while the International Equity Fund's total expenses ranked three out of eight funds. The Trustees considered the fact that while the total return performance for the International Equity Fund for the various periods ended March
31, 2010 ranked at the bottom of its performance group, the Adviser and Sub-Adviser were taking steps to try to address the performance. The Board also noted that the Fund was classified as International Multi-Cap Growth, a category that tends to include funds with relatively high emerging markets exposure. The International Equity Fund had no exposure to this outperforming sector. It was also noted that the Adviser was working with Lipper to attempt to get the Fund reclassified as International Large Cap.

Board Approvals

Following extended discussions concerning this information, the Board determined that the Agreements were reasonable in light of the nature and the quality of the services provided, and that approval of the Agreements was consistent with the best interests of each
Fund and its shareholders. The Board concluded, among other things:

     o that the level of fees to be charged by the Adviser to the Funds is comparable to the fees charged by the Adviser to the other similar funds it advises, as well as to fees charged by other investment advisers to other funds with similar investment strategies, and is therefore reasonable, considering the services provided by the Adviser;

     o that the level of fees to be charged by the Sub-Advisers to the Funds compared to the fees charged by the Sub-Advisers to other advised accounts taking into consideration certain differences of the various accounts , as well as to fees charged by other investment advisers to other funds with similar investment strategies, is reasonable, considering the services provided by the Sub-Advisers;

     o that each Fund's performance was generally competitive with that of its performance peer group or steps had been or would be taken to improve relative performance;

     o with respect to the Analytic Fund, that the proposed changes to the Analytic Fund's investment strategies, coupled with the reduction in fees, reasonably addressed the Board's immediate concerns;

     o that Acadian, Analytic, Clay Finlay, and Copper Rock are under common control with the Adviser, which allows for greater coordination and monitoring of the nature and quality of sub-advisory services;

     o that the Adviser's willingness to waive its fees and reimburse expenses to reduce Fund expenses indicates a high level of commitment on the part of the Adviser;

     o that the profitability of each Fund to the Adviser and applicable Sub-Adviser, when positive, was reasonable in light of all the circumstances;

     o that the Advisory Agreements (with respect to each Fund except the Analytic Fund and the Emerging Growth Fund) contains breakpoints, which will allow shareholders to realize economies of scale as the Funds' assets increase;

     o that the Adviser and Sub-Advisers are experienced and possess significant experience in managing particular asset classes;

     o that the Adviser and the Sub-Advisers have demonstrated their commitment to provide sufficient staffing resources and capabilities to manage the Funds, including the retention of personnel with relevant investment management experience; and

     o that the Adviser and Sub-Advisers appear to have overall high quality in terms of their personnel, operations, investment management capabilities, and methodologies.

                                                                 58

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds I, please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Funds I
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual
Funds I shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You
may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds I, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-10-070 9/2010

Item 2.	Code of Ethics.

(a)
As of the end of the period covered by this report, Old Mutual Funds I (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”).

(c)
During the period covered by this report, no amendments have been made to a provision of the registrant’s code of ethics that applies to the registrant’s PEO or PFO, and that relates to any element of the “code of ethics” definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)
During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant’s code of ethics to the registrant’s PEO or PFO that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1)	A copy of the registrant’s code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)
The board of trustees of the registrant (the “board”) has determined that the registrant has an “audit committee financial expert” serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

(a)(2)
The name of the audit committee financial expert is John R. Bartholdson.  Mr. Bartholdson is an “independent” member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees – The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending July 31, 2010 and 2009 were $155,000 and $226,000, respectively.

(b)
Audit-Related Fees – The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending July 31, 2010 and 2009 were $0 and $0, respectively.

The aggregate fees billed for assurance and related services by the registrant’s principal accountant to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the “Service Providers”) that were reasonably related to the performance of the audit of the registrant’s financial statements, which required pre-approval by the board’s audit committee, for the fiscal years ending July 31, 2010 and 2009 were $0 and $4,000, respectively.  These fees were for the review of  the registrant’s registration statements.

(c)
Tax Fees – The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning (“tax fees”) for the fiscal years ending July 31, 2010 and 2009 were $78,000 and $4,000, respectively.  These fees were for the preparation of federal and state tax returns, preparation of excise tax returns and for the review of certain excise distribution calculations performed by the registrant's sub-administrator.

The aggregate tax fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending July 31, 2010 and 2009 were $55,000 and $8,000, respectively.  These fees were for the preparation of federal and state tax returns and for tax advice on proposed fund reorganizations for other investment companies with the same investment adviser as the registrant.

(d)
All Other Fees – The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this Item 4 (“all other fees”), for the fiscal years ending July 31, 2010 and 2009 were $0 and $0, respectively.

The aggregate of all other fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending July 31, 2010 and 2009 were $4,000 and $0, respectively.  These fees were for the review of the registration statements for other investment companies with the same investment adviser as the registrant.

(e)(1)
The board’s audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant.  Such preapproval may be granted by one or more members of the audit committee, so long as any such member’s decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
For the fiscal years ending July 31, 2010 and 2009, the aggregate non-audit fees billed by the registrant’s principal accountant to the registrant and the Service Providers were $137,000 and $16,000, respectively.

(h)
The board’s audit committee has considered whether the provision of non-audit services by the registrant’s principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	SCHEDULE I – INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

(a)
In accordance with Section 13(c) of the Investment Company Act of 1940, the Old Mutual International Equity Fund divested itself of the following securities since the filing of the registrant’s last report on Form N-CSR.

(1) Name of Issuer	(2) Exchange Ticker Symbol	(3) Security Identifier (Cusip/Sedol)	(4) Total number of shares divested	(5) Date securities were divested	(6) Amount Held on Filing Date
Bayer	BAYN	506921	2,102	6/15/2010	None
Unilever	UNA	B12T3J	39,546	08/11/2010	None

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
During the quarter ended July 31, 2010, there has been no change in the registrant’s internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)	Attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS I

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Date:	September 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	September 17, 2010

By:	/s/ Robert T. Kelly
Robert T. Kelly, Principal Financial Officer

Date:	September 17, 2010